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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811- 07890
AIM Tax-Exempt Funds

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 100 Houston, Texas	77046

(Address of principal executive offices)	(Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 2/28/10

Item 1. Reports to Stockholders.

Invesco

Annual Report to Shareholders

February 28, 2010

AIM High Income Municipal Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
29	Financial Statements
31	Notes to Financial Statements
37	Financial Highlights
38	Auditor’s Report
39	Fund Expenses
40	Tax Information
T-1	Trustees and Officers
EX-99.CERT
EX-99.906CERT

Letters to Shareholders

     Philip Taylor
Dear Shareholders:
Always unpredictable, equity markets have been highly volatile in recent years. So far in 2010, markets have been somewhat choppy — reacting to short-term news without establishing a clear, long-term direction.
     Like the future direction of equity markets, the health of the U.S. economy was also open to debate. By February 28, 2010, the U.S. economy had ended its year-long contraction and had enjoyed two quarters of healthy expansion. While most indicators suggested recovery was slowly taking hold, the unemployment rate remained high by historical standards — and the durability of the recovery and the speed with which unemployment might normalize was uncertain.
Increased communication
Unpredictable and volatile markets, together with economic uncertainty, caused many of you to seek information relative to your investments in recent months. Some of you contacted your financial advisers to ask questions and obtain guidance. Others visited our website, invescoaim.com, where we offer timely market commentary, investor education information and sector updates. In particular, I recommend the Investment Perspectives articles featured on our home page; they are written by Invesco Aim’s investment professionals and cover a wide range of topics that are updated regularly.
     Also at invescoaim.com, you can access your Fund’s latest quarterly commentary. Simply click on Mutual Funds inside the Financial Products box. Then, in the Fund Information box, click on Quarterly Commentary and select your Fund.
     Timely information — like that available at our website — together with the advice and guidance of a trusted financial adviser can be especially important in uncertain times. Market volatility and economic uncertainty are two factors that can prompt investors to abandon their long-term saving and investment plans. A financial adviser can show you just how costly that could be over the long term — and can explain that saving more and investing more regularly is a time-tested way to build a solid portfolio. He or she can help you identify appropriate investments, given your individual risk tolerance, time horizon and investment goals.
Fund names and our corporate name are changing
In the months ahead, you’ll begin to see signs, small and large, of changes to our fund and corporate names. For example, the name “Aim” will no longer be part of our branding, so our logo graphic will be “Invesco” rather than “Invesco Aim” and your “AIM” fund soon will be renamed an Invesco fund. (For example, AIM Charter Fund will become Invesco Charter Fund.) And effective April 30, our Web address will change from invescoaim.com to invesco.com. These changes are the next steps in our rebranding process begun two years ago, when for our corporate name we added “Invesco” in front of “Aim.” The marketplace now widely recognizes that Aim is part of Invesco, and thus it’s time for us to formally acknowledge that connection.
     While market conditions change from time to time, our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service will not.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a question or comment for me, please email me at phil@invesco.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
2     AIM High Income Municipal Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees — Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting — whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3     AIM High Income Municipal Fund

Management’s Discussion of Fund Performance
Performance summary
Class A shares of AIM High Income Municipal Fund, at net asset value (NAV), posted positive returns during the 11-month reporting period ended February 28, 2010. The Fund’s Class A shares at NAV outperformed the Fund’s broad market benchmark, the Barclays Capital Municipal Bond Index, but underperformed the Fund’s style-specific benchmark, the Barclays Capital High Yield Municipal Bond Index. Lower rated bonds significantly outperformed higher quality bonds during the reporting period which allowed the Fund to outpace the broad investment grade market. The Fund’s underweight exposure to airline and tobacco bonds was the primary detractor versus our style-specific index.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 3/31/09 to 2/28/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	24.65%
Class B Shares	23.64
Class C Shares	23.64
Class Y Shares	24.72
Institutional Class Shares	24.92
Barclays Capital Municipal Bond Index▼ (Broad Market Index)	9.96
Barclays Capital High Yield Municipal Bond Index ▪ (Style-Specific Index)	27.07
Lipper High Yield Municipal Debt Funds Index▼ (Peer Group Index)	27.33

▼	Lipper Inc.;

▪	Invesco, Barclays Capital
How we invest
We invest mostly in municipal revenue bonds as proceeds for specific projects are used to pay interest and principal on those bonds.
     We believe an opportunity exists among relatively small, less-followed municipal revenue bond issues. These bonds, which are backed by dedicated revenues from specific projects, may be priced incorrectly in the market with yields that do not accurately correspond to the risk factors of the securities.
     We generally take a buy-and-hold approach, but may decide to sell a holding for any of the following reasons:
▪	Credit quality deterioration or other unfavorable circumstances affecting the financial viability of an issuer/project

▪	To reduce or extend duration of the Fund

▪	To reinvest in other securities with more favorable return characteristics

▪	To change sector exposure
Portfolio Composition
By credit quality

Prerefunded/ETM	4.21%
AAA	4.12
AA	2.72
A	7.25
BBB	16.71
BB	4.21
B	0.44
Other	0.07
NR	60.27
Source: S&P, Moody’s, Fitch
This table is calculated based on the highest rating assigned by one of these agencies to an individual security. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “NR” indicates the debtor was not rated, and should not be interpreted as indicating low quality.
Market conditions and your Fund
The 11 month period covered in this report was characterized by modest improvement in U.S. and global economic activity. The U.S. economic backdrop at the start of the reporting period was rather tenuous, with unemployment trending upward, continued depressed housing valuations and limited access to credit by businesses and consumers.
     However, in the third quarter 2009, government stimulus programs, expansion of credit and increasingly optimistic business and consumer sentiment translated into the beginning of broad based economic growth. Consumer spending, residential investment, inventory gains and capital spending all contributed to growth in gross domestic product, the broadest measure of overall U.S. economic activity, for the third quarter 2009. This heralded the end of the U.S. recession after four consecutive quarters of economic contraction. Global economic growth also began to rebound, but some sovereign risks (i.e. Greece) and persistent private sector concerns (e.g. Dubai World) remained fundamental hazards to fragile global economic momentum.
     The U.S. Federal Reserve Board (the Fed) maintained a very accommodative monetary policy throughout the reporting period, with the federal funds target rate unchanged in a range of zero to 0.25%.1 The Fed continued programs of quantitative easing by buying U.S. Treasuries, agency mortgage backed securities and agency debentures, although in lower amounts than originally expected. In doing so, the Fed worked to sustain the economic recovery by keeping interest rates low and making more money available to consumers and businesses.
     The municipal bond market continued its recovery during the reporting period with higher risk segments of the market leading the way. The strength in riskier segments of the municipal market was an indication of increased investor confidence, despite a market pullback in October 2009. Government efforts to stimulate the economy and strengthen the credit system have improved the municipal market. By the latter half of the reporting period, primary concerns transitioned from economic stability to rising interest rates.
     In our last annual report, we mentioned that a key factor contributing to the rise of municipal bond prices was the relative attractiveness of municipal bonds versus U.S. Treasury securities. In December 2008, a 30-year AAA-rated municipal security traded at a yield approximately 200% of that of a 30-year Treasury bond.2 Historically, municipal bonds have traded at levels between 80% and 90% of comparable Treasury securities.2 As of the close of this reporting period, this relationship normalized with a 30-year AAA-rated municipal bond providing a yield at 91% of a 30-year Treasury security.2 Bond yields and prices move in opposite directions. Demand for municipal bonds remained robust as low Treasury yields and concerns
4     AIM High Income Municipal Fund

over potential increases in tax rates improved the relative attractiveness of municipal bonds.
     We adhered to our established investment process by maintaining our focus on high yield municipal bonds within the non-rated sector. In this credit quality group, we tried to identify unique opportunities offering attractive structural and yield advantages over the long term. During the reporting period, lower rated tax-exempt bonds experienced significant price increases relative to high quality issues. Exposure to non-rated bonds was a positive contributor to relative and absolute returns. Exposure to higher rated bonds detracted from results relative to the style specific index, which includes only bonds rated BB or below. In fact, at the close of the reporting period, the Fund had 35% of assets rated BBB or above.
     At the sector level, our overweight to revenue bonds was positive for relative performance as they outperformed general obligation bonds. At the industry level, we invested in hospital revenue bonds issued to service local communities as hospitals have generally been improving their profitability because of better cost controls and more efficient expense management. We also favored revenue bonds in the retirement communities sector. As the population ages, more baby boomers will retire, resulting in a need for more continuing care retirement communities. Additionally, we remained positive in our outlook for charter schools due to their strong fundamentals such as industry maturation, growing enrollment and continued support from local, state and federal authorities. However, our allocation to the education and hospital sectors detracted from relative results in a market that favored riskier segments.
     We also continued to limit our exposure to airline and tobacco bonds because they are both highly volatile. Airline bonds finished 2009 up 69.58% and tobacco bonds were up an astonishing 143.73%.2 This performance stands in contrast to results reported in our last annual report in which we indicated airline bonds were under pressure due to the economic downturn and tobacco bonds were adversely affected by tax and legal issues. Our underweight to these sectors was a primary detractor from our performance relative to our style-specific index.
     We thank all of our shareholders for your continued investment in AIM High Income Municipal Fund.

1	U.S. Federal Reserve

2	Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.

Franklin Ruben
Senior portfolio manager, is lead manager of AIM High Income Municipal Fund. Mr. Ruben joined Invesco Aim in 1997 after having served as a senior fixed income research analyst and associate portfolio manager. A native of Johannesburg, South Africa, he earned a B.S. in accounting and an M.S. in finance, both from the University of Texas at Dallas. Mr. Ruben also completed the Cash Management Executive Education Program at Duke University.

Gerard Pollard
Portfolio manager, is manager of AIM High Income Municipal Fund. Mr. Pollard joined Invesco Aim in 1998 and was named a portfolio manager in 2007. He has worked in the investment industry since 1985. Mr. Pollard earned a B.B.A. from the University of Houston and an M.B.A. in finance from the University of St. Thomas.
Top Five Fixed Income Holdings*

			% of
	Coupon	Maturity	Net Assets
1. Michigan (State of) Hospital Finance Authority	0.14%	10/15/38	3.0%
2. Illinois (State of) Finance Authority	6.88	8/15/38	0.9
3. West Virginia (State of) Hospital Finance Authority	6.50	10/1/38	0.7
4. Hillsdale (Village of)	7.00	1/1/28	0.7
5. Rockdale (County of) Redevelopment Authority	6.13	1/1/34	0.6

Total Net Assets	$655.4 million
Total Number of Holdings*	594
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding cash equivalent holdings.
5     AIM High Income Municipal Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Index data from 12/31/97, Fund data from 1/2/98

1	Lipper Inc.

2	Invesco, Barclays Capital
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.
6     AIM High Income Municipal Fund

Average Annual Total Returns
As of 2/28/10, including maximum applicable sales charges

Class A Shares
Inception (1/2/98)	3.17%
10 Years	4.17
5 Years	1.64
1 Year	19.62

Class B Shares
Inception (1/2/98)	3.06%
10 Years	4.05
5 Years	1.52
1 Year	19.47

Class C Shares
Inception (1/2/98)	2.80%
10 Years	3.88
5 Years	1.87
1 Year	23.47

Class Y Shares
10 Years	4.71%
5 Years	2.70
1 Year	25.65

Institutional Class Shares
10 Years	4.77%
5 Years	2.82
1 Year	25.85
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on July 31, 2006. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
Average Annual Total Returns
As of 12/31/09, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares
Inception (1/2/98)	3.03%
10 Years	3.84
5 Years	1.48
1 Year	25.07

Class B Shares
Inception (1/2/98)	2.91%
10 Years	3.73
5 Years	1.40
1 Year	25.24

Class C Shares
Inception (1/2/98)	2.67%
10 Years	3.56
5 Years	1.72
1 Year	29.24

Class Y Shares
10 Years	4.39%
5 Years	2.56
1 Year	31.48

Institutional Class Shares
10 Years	4.45%
5 Years	2.68
1 Year	31.70
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 0.80%, 1.55%, 1.55%, 0.55% and 0.55%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Institutional Class shares was 0.99%, 1.74%, 1.74%, 0.74% and 0.76%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any voluntary fee waivers and/or expense reimbursements by the adviser. Voluntary arrangements can be discontinued or modified at any time without further notice to investors. See current prospectus for more information.
7     AIM High Income Municipal Fund

AIM High Income Municipal Fund’s investment objective is to achieve a high level of current income that is exempt from federal income taxes.
▪	Unless otherwise stated, information presented in this report is as of February 28, 2010, and is based on total net assets.
▪	Unless otherwise noted, all data provided by Invesco.
About share classes
▪	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

▪	Class Y shares are available to only certain investors. Please see the prospectus for more information.

▪	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.
Principal risks of investing in the Fund
▪	Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund.

▪	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

▪	The Fund may invest in securities where the issuer has defaulted on the payment of interest and/or principal. Defaulted securities are speculative, involve risks that the principal will not be repaid and may be subject to restrictions on sale.

▪	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.

▪	Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions, and the secondary markets in which lower rated securities are traded may be less liquid than higher grade securities. The loans in which the Fund may invest are typically noninvestment-grade and involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.

▪	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

▪	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

▪	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

▪	The prices of securities held by the Fund may decline in response to market risks.

▪	The value of, payment of interest on and repayment of principal for the Fund as well as the Fund’s ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions where the issuers in which the Fund invests are located.

▪	Reinvestment risk is the risk that a bond’s cash flows will be reinvested at an interest rate below that of the original bond.

▪	The tax-exempt character of the interest paid on synthetic municipal securities is based on the tax-exempt income stream from the collateral. The Internal Revenue Service has not ruled on this issue and could deem income derived from synthetic municipal securities to be taxable.
About indexes used in this report
▪	The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
▪	The Barclays Capital High Yield Municipal Bond Index is an unmanaged index consisting of noninvestment-grade, unrated or below Ba1 bonds.
▪	The Lipper High Yield Municipal Debt Funds Index is an unmanaged index considered representative of high yield municipal debt funds tracked by Lipper.

▪	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

▪	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information
▪	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

Fund Nasdaq Symbols
Class A Shares	AHMAX
Class B Shares	AHMBX
Class C Shares	AHMCX
Class Y Shares	AHMYX
Institutional Class Shares	AHMIX
NOT FDIC INSURED  | MAY LOSE VALUE  | NO BANK GUARANTEE
8     AIM High Income Municipal Fund

Schedule of Investments

February 28, 2010

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–98.59%
Alaska–0.46%
Alaska (State of) Industrial Development & Export Authority (Boys & Girls Home & Family Services, Inc.);
Series 2007, Community Provider IDR	5.70%	12/01/17	$1,000	$917,520

Series 2007, Community Provider IDR	6.00%	12/01/36	3,000	2,121,630

				3,039,150

Arizona–3.09%
Centerra Community Facilities District; Series 2005, Unlimited Tax GO	5.50%	07/15/29	365	293,522

Pima (County of) Industrial Development Authority (Acclaim Charter School); Series 2006, Educational Facilities IDR	5.70%	12/01/26	2,200	1,809,016

Pima (County of) Industrial Development Authority (Choice Education & Development Corp.); Series 2006, Educational Facilities IDR	6.25%	06/01/26	1,000	835,020

Series 2006, Educational Facilities IDR	6.38%	06/01/36	1,000	785,230

Pima (County of) Industrial Development Authority (Coral Academy Science);
Series 2008 A, Educational Facilities IDR	7.13%	12/01/28	2,120	2,093,351

Series 2008 A, Educational Facilities IDR	7.25%	12/01/38	1,100	1,055,703

Pima (County of) Industrial Development Authority (Desert Heights Charter School); Series 2003, Educational Facilities IDR	7.25%	08/01/19	830	840,483

Pima (County of) Industrial Development Authority (Horizon Community Learning Center); Series 2005, Ref. Educational Facilities IDR	5.25%	06/01/35	1,500	1,136,280

Pima (County of) Industrial Development Authority (Legacy Traditional School); Series 2009, Educational Facilities IDR	8.50%	07/01/39	1,750	1,846,565

Pima (County of) Industrial Development Authority (P.L.C. Charter Schools);
Series 2006, Educational Facilities IDR	6.50%	04/01/26	1,000	910,800

Series 2006, Educational Facilities IDR	6.75%	04/01/36	1,000	884,060

Pima (County of) Industrial Development Authority (Paradise Education Center);
Series 2006, Ref. Educational Facilities IDR	5.88%	06/01/22	535	416,246

Series 2006, Ref. Educational Facilities IDR	6.00%	06/01/36	830	554,805

Pima (County of) Industrial Development Authority (Tucson Electric Power Co. San Juan); Series 2009 A, IDR	4.95%	10/01/20	1,000	1,004,870

Pima (County of) Industrial Development Authority (Valley Academy); Series 2008, Educational Facilities IDR	6.50%	07/01/38	2,815	2,619,386

Pinal (County of) Electrical District No. 4; Series 2008, RB	6.00%	12/01/38	1,650	1,650,924

Tucson (City of) Industrial Development Authority (Arizona AgriBusiness & Equine Center, Inc.); Series 2004 A, Educational Facilities IDR	6.13%	09/01/34	500	447,460

University Medical Center Corp.;
Series 2009, Hospital RB	6.25%	07/01/29	500	533,855

Series 2009, Hospital RB	6.50%	07/01/39	500	531,980

				20,249,556

California–2.76%
Abag Finance Authority for Non-profit Corps. (Hamlin School); Series 2007, RB	5.00%	08/01/37	3,000	2,430,570

California (State of) Educational Facilities Authority (Fresno Pacific University); Series 2000 A, RB	6.75%	03/01/19	1,000	1,002,960

California (State of) Educational Facilities Authority (University of Southern California); Series 2009 A, RB	5.00%	10/01/38	2,000	2,077,060

California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center); Series 2009, RB	5.00%	08/15/34	1,000	947,320

California (State of) Health Facilities Financing Authority (Children’s Hospital of Orange County); Series 2009, RB	6.50%	11/01/38	3,000	3,162,660

California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2006 A, Education RB	5.25%	06/01/36	1,150	963,631

California (State of) Municipal Finance Authority (King/Chavez); Series 2009 A, Educational Facilities RB	8.50%	10/01/29	1,000	1,141,820

California (State of) Statewide Communities Development Authority (Drew School); Series 2007, RB	5.30%	10/01/37	500	384,805

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

California (State of) Statewide Communities Development Authority (Front Porch Communities & Services); Series 2007 A, RB(a)	5.13%	04/01/37	$2,000	$1,662,580

California (State of) Statewide Communities Development Authority (Hospice of Napa Valley); Series 2004 A, RB	7.00%	01/01/34	900	823,356

California (State of) Statewide Communities Development Authority (Huntington Park Charter School); Series 2007 A, Educational Facilities RB	5.25%	07/01/42	1,500	1,049,415

California (State of) Statewide Communities Development Authority (Notre Dame de Namur University); Series 2003, RB	6.50%	10/01/23	1,000	895,970

California (State of); Series 2009, Various Purpose Unlimited Tax GO	6.00%	04/01/35	1,500	1,553,025

				18,095,172

Colorado–8.98%
Antelope Heights Metropolitan District; Series 2003, Limited Tax GO(b)(c)	8.00%	12/01/13	500	627,790

Arista Metropolitan District; Series 2005, Special Limited Tax GO	6.75%	12/01/35	2,000	1,432,900

Beacon Point Metropolitan District; Series 2005 A, Limited Tax GO	6.25%	12/01/35	1,500	1,213,755

Bradburn Metropolitan District No. 3; Series 2003, Limited Tax GO	7.50%	12/01/33	500	436,465

Bromley Park Metropolitan District No. 2;
Series 2002 B, Limited Tax GO(b)(c)	8.05%	12/01/12	500	608,200

Series 2003, Limited Tax GO(b)(c)	8.05%	12/01/12	534	649,558

Buckhorn Valley Metropolitan District No. 2; Series 2003, Limited Tax GO	7.00%	12/01/23	60	54,343

Castle Oaks Metropolitan District;
Series 2005, Limited Tax GO	6.00%	12/01/25	500	402,815

Series 2005, Limited Tax GO	6.13%	12/01/35	750	563,002

Colorado (State of) Educational & Cultural Facilities Authority (Banning Lewis Ranch Academy); Series 2006, Charter School RB(a)	6.13%	12/15/35	2,925	2,518,805

Colorado (State of) Educational & Cultural Facilities Authority (Brighton Charter School); Series 2006, RB	6.00%	11/01/36	1,685	1,053,209

Colorado (State of) Educational & Cultural Facilities Authority (Carbon Valley Academy); Series 2006, Charter School RB	5.63%	12/01/36	1,080	854,723

Colorado (State of) Educational & Cultural Facilities Authority (Community Leadership Academy);
Series 2008, Charter School RB	6.25%	07/01/28	650	580,313

Series 2008, Charter School RB	6.50%	07/01/38	1,000	870,530

Colorado (State of) Educational & Cultural Facilities Authority (Denver Academy); Series 2003 A, Ref. RB	7.00%	11/01/23	500	518,570

Colorado (State of) Educational & Cultural Facilities Authority (Denver School of Science & Technology); Series 2004, RB	5.00%	12/01/13	545	546,232

Colorado (State of) Educational & Cultural Facilities Authority (Excel Academy); Series 2003, Charter School RB(b)(c)	7.30%	12/01/11	500	558,760

Colorado (State of) Educational & Cultural Facilities Authority (Flagstaff Academy);
Series 2008 A, Charter School RB	6.75%	08/01/28	1,215	1,197,941

Series 2008 A, Charter School RB	7.00%	08/01/38	1,500	1,470,900

Colorado (State of) Educational & Cultural Facilities Authority (Knowledge Quest Academy); Series 2005, Charter School RB	6.50%	05/01/36	905	806,473

Colorado (State of) Educational & Cultural Facilities Authority (Monument Academy);
Series 2007, Charter School RB	5.88%	10/01/27	2,500	2,208,525

Series 2007, Charter School RB	6.00%	10/01/37	1,635	1,377,210

Series 2008 A, Charter School RB	7.25%	10/01/39	500	490,700

Colorado (State of) Educational & Cultural Facilities Authority (New Vision Charter School); Series 2008, RB(a)	6.75%	04/01/40	1,860	1,709,582

Colorado (State of) Educational & Cultural Facilities Authority (North Star Academy); Series 2008 A, Ref. & Improvement RB(a)	8.25%	11/01/39	3,000	3,092,970

Colorado (State of) Educational & Cultural Facilities Authority (Northeast Academy); Series 2007, Charter School RB(a)	5.75%	05/15/37	2,555	2,053,760

Colorado (State of) Educational & Cultural Facilities Authority (Peak to Peak Charter School); Series 2001, RB(b)(c)	7.63%	08/15/11	500	551,980

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Colorado–(continued)

Colorado (State of) Educational & Cultural Facilities Authority (The Classical Academy); Series 2008 A, Charter School RB	7.40%	12/01/38	$2,000	$2,268,660

Colorado (State of) Educational & Cultural Facilities Authority (Union Colony Charter School); Series 2007, RB(a)	5.75%	12/01/37	1,650	1,340,674

Colorado (State of) Educational & Cultural Facilities Authority (Vail Christian High School); Series 2007, Independent School Improvement RB(a)(d)	5.50%	06/01/37	2,000	1,191,840

Colorado (State of) Educational & Cultural Facilities Authority (Windsor Academy); Series 2007, Charter School RB	5.70%	05/01/37	1,600	1,300,672

Colorado (State of) Health Facilities Authority (Christian Living Communities);
Series 2009 A, RB	8.25%	01/01/24	375	396,892

Series 2009 A, RB	9.00%	01/01/34	750	810,457

Colorado Springs (City of) Urban Renewal Authority (University Village Colorado); Series 2008 A, Tax Increment Allocation RB	7.00%	12/01/29	3,000	2,658,120

Confluence Metropolitan District; Series 2007, Tax Supported RB	5.25%	12/01/17	790	679,597

Conservatory Metropolitan District (Arapahoe County); Series 2005, Limited Tax GO(b)(c)	6.75%	12/01/13	810	967,764

Copperleaf Metropolitan District No. 2;
Series 2006, Limited Tax GO	5.85%	12/01/26	1,000	735,360

Series 2006, Limited Tax GO	5.95%	12/01/36	1,750	1,177,155

Country Club Village Metropolitan District; Series 2006, Limited Tax GO	6.00%	12/01/34	600	411,978

Grandby Ranch Metropolitan District; Series 2006, Limited Tax GO	6.75%	12/01/36	3,000	2,313,210

Huntington Trails Metropolitan District; Series 2006, Limited Tax GO	6.25%	12/01/36	1,000	740,580

Jordan Crossing Metropolitan District; Series 2006, Limited Tax GO	5.75%	12/01/36	1,415	878,772

Liberty Ranch Metropolitan District; Series 2006, Limited Tax GO	6.25%	12/01/36	1,645	1,218,254

Madre Metropolitan District No. 2; Series 2007 A, Limited Tax GO	5.50%	12/01/36	500	331,870

Montrose (County of) (The Homestead at Montrose, Inc.);
Series 2003 A, Health Care Facilities RB	5.75%	02/01/15	250	250,728

Series 2003 A, Health Care Facilities RB	6.75%	02/01/22	300	301,398

Series 2003 A, Health Care Facilities RB	7.00%	02/01/25	800	804,072

Murphy Creek Metropolitan District No. 3; Series 2006, Ref. & Improvement Limited Tax GO	6.13%	12/01/35	2,000	1,010,000

Northwest Metropolitan District No. 3;
Series 2005, Limited Tax GO	6.13%	12/01/25	1,000	816,560

Series 2005, Limited Tax GO	6.25%	12/01/35	1,000	763,620

Piney Creek Metropolitan District; Series 2005, Limited Tax GO	5.50%	12/01/35	1,190	972,123

Reata South Metropolitan District; Series 2007 A, Limited Tax GO	7.25%	06/01/37	1,000	855,880

Riverdale Peaks II Metropolitan District; Series 2005, Limited Tax GO	6.50%	12/01/35	1,000	729,190

Silver Peaks Metropolitan District No. 2; Series 2006, Limited Tax GO	5.75%	12/01/36	1,000	689,350

Southlands Metropolitan District No. 1; Series 2004, Unlimited Tax GO(b)(c)	7.13%	12/01/14	500	629,350

Table Rock Metropolitan District; Series 2003, Limited Tax GO(b)(c)	7.00%	12/01/13	700	830,746

University of Northern Colorado (Auxiliary Facilities System); Series 2001, Ref. & Improvement RB (INS–Ambac Assurance Corp.)(e)	5.00%	06/01/23	1,000	1,011,110

Valagua Metropolitan District; Series 2008, Limited Tax GO	7.75%	12/01/37	1,000	893,280

Wyndham Hill Metropolitan District No. 2;
Series 2005, Limited Tax GO	6.25%	12/01/25	85	68,733

Series 2005, Limited Tax GO	6.38%	12/01/35	500	377,925

				58,875,931

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Connecticut–0.58%
Hamden (Town of) (Whitney Center); Series 2009 A, RB	7.63%	01/01/30	$700	$716,618

Harbor Point Infrastructure Improvement District; Series 2010 A, Special Obligation TAN	7.88%	04/01/39	3,000	3,078,990

				3,795,608

Delaware–0.50%
New Castle (County of) (Newark Charter School, Inc.); Series 2006, RB	5.00%	09/01/30	1,610	1,377,435

Sussex (County of) (Cadbury at Lewes);
Series 2006 A, First Mortgage RB	5.45%	01/01/16	865	827,831

Series 2006 A, First Mortgage RB	5.90%	01/01/26	750	621,555

Series 2006 A, First Mortgage RB	6.00%	01/01/35	600	464,430

				3,291,251

District of Columbia–0.78%
District of Columbia (Medlantic/Helix); Series 1998 B, RB (INS–Assured Guaranty Municipal Corp.)(e)	5.00%	08/15/38	3,000	2,950,710

District of Columbia (Sibley Memorial Hospital); Series 2009, Hospital RB	6.38%	10/01/39	2,000	2,133,620

				5,084,330

Florida–4.87%
Alachua (County of) (North Florida Retirement Village, Inc.); Series 2007, IDR	5.88%	11/15/36	3,000	2,465,610

Brevard (County of) Health Facilities Authority (Health First, Inc.); Series 2009, RB	7.00%	04/01/39	2,100	2,294,670

Cory Lakes Community Development District;
Series 2001 A, Special Assessment RB	8.38%	05/01/17	330	352,628

Series 2001 B, Special Assessment RB	8.38%	05/01/17	180	192,343

Cypress Lakes Community Development District; Series 2004 A, Special Assessment RB	6.00%	05/01/34	525	498,047

East Homestead Community Development District; Series 2005, Special Assessment RB	5.45%	05/01/36	675	516,017

Florida (State of) Development Finance Corp. (Palm Bay Academy, Inc.);
Series 2006 A, RB	6.00%	05/15/36	2,130	1,586,147

Series 2007 A, RB	6.13%	05/15/37	1,855	1,399,523

Florida (State of) Development Finance Corp. (Sculptor Charter School); Series 2008 A, RB	7.25%	10/01/38	2,710	2,753,821

Gramercy Farms Community Development District; Series 2007 B, Special Assessment RB	5.10%	05/01/14	1,000	499,710

Hillsborough (County of) Industrial Development Authority (Healthcare Facilities); Series 2008 B, IDR	8.00%	08/15/32	1,000	1,117,040

Lee (County of) Industrial Development Authority (Cypress Cove at HealthPark); Series 2002 A, Health Care Facilities IDR	6.75%	10/01/32	1,250	1,159,412

Miami Beach (City of) Health Facilities Authority (Mount Sinai Medical Center);
Series 2001 A, Hospital RB	6.70%	11/15/19	1,000	1,006,900

Series 2004, Ref. Hospital RB(a)	6.75%	11/15/29	500	482,535

Midtown Miami Community Development District;
Series 2004 A, Special Assessment RB	6.00%	05/01/24	945	859,988

Series 2004 A, Special Assessment RB	6.25%	05/01/37	1,000	876,520

Mount Dora (City of) Health Facilities Authority (Waterman Village); Series 2004 A, Ref. RB	5.75%	08/15/18	750	739,867

Orange (County of) Health Facilities Authority (Orlando Lutheran Towers, Inc.);
Series 2005, Ref. Health Care Facilities RB	5.38%	07/01/20	1,100	962,181

Series 2007, First Mortgage RB	5.50%	07/01/32	1,000	792,840

Orange (County of) Health Facilities Authority (The Nemours Foundation); Series 2009 A, RB	5.00%	01/01/39	1,000	1,006,330

Orlando (City of) Urban Community Development District; Series 2004, Capital Improvement Special Assessment RB	6.25%	05/01/34	1,000	844,730

Poinciana Community Development District; Series 2000 A, Special Assessment RB	7.13%	05/01/31	600	599,916

Port St. Lucie (City of) (Southwest Annexation District No. 1); Series 2007 B, Special Assessment RB (INS–National Public Finance Guarantee Corp.)(e)	5.00%	07/01/40	1,500	1,317,900

Reunion East Community Development District; Series 2002 A, Special Assessment RB	7.38%	05/01/33	1,000	704,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

Sarasota (County of) Health Facilities Authority (Village on the Isle);
Series 2007, Ref. Retirement Facilities RB	5.00%	01/01/17	$1,500	$1,507,680

Series 2007, Ref. Retirement Facilities RB	5.50%	01/01/27	1,500	1,356,180

Series 2007, Ref. Retirement Facilities RB	5.50%	01/01/32	1,500	1,305,690

St. Johns (County of) Industrial Development Authority (Glenmoor);
Series 2006 A, Health Care IDR	5.25%	01/01/26	1,000	783,180

Series 2006 A, Health Care IDR	5.38%	01/01/40	1,000	716,970

St. Petersburg (City of) Health Facilities Authority (All Children’s Hospital, Inc. Obligated Group);
Series 2009 A, Ref. RB	6.25%	11/15/29	150	162,599

Series 2009 A, Ref. RB	6.50%	11/15/39	1,000	1,081,450

				31,943,054

Georgia–1.38%
Atlanta (City of) (Atlantic Station);
Series 2001, Tax Allocation RB(b)(c)	7.75%	12/01/11	455	505,100

Series 2001, Tax Allocation RB(b)(c)	7.90%	12/01/11	750	854,183

Atlanta (City of) (Eastside);
Series 2005 B, Tax Allocation RB	5.40%	01/01/20	1,000	990,150

Series 2005 B, Tax Allocation RB	5.60%	01/01/30	2,000	1,834,020

Atlanta (City of) (Princeton Lakes); Series 2006, Tax Allocation RB(a)	5.50%	01/01/31	630	553,354

Fulton (County of) Residential Care Facilities for the Elderly Authority (Canterbury Court);
Series 2004 A, RB	6.13%	02/15/26	500	466,585

Series 2004 A, RB	6.13%	02/15/34	200	177,730

Rockdale (County of) Development Authority (Visy Paper); Series 2007 A, RB(f)	6.13%	01/01/34	4,500	3,676,500

				9,057,622

Hawaii–0.35%
Hawaii (State of) Department of Budget & Finance (15 Craigside), Series 2009 A, Special Purpose RB	8.75%	11/15/29	850	932,705

Series 2009 A, Special Purpose RB	9.00%	11/15/44	1,250	1,356,838

				2,289,543

Idaho–1.01%
Idaho (State of) Housing & Finance Association (Liberty Charter School); Series 2008 A, Non-profit Facilities RB	6.00%	06/01/38	750	722,295

Idaho (State of) Housing & Finance Association (North Star Charter School);
Series 2009 A, Non-profit Facilities RB	9.00%	07/01/21	150	173,207

Series 2009 A, Non-profit Facilities RB	9.25%	07/01/29	1,000	1,147,110

Series 2009 A, Non-profit Facilities RB	9.50%	07/01/39	2,005	2,290,973

Idaho (State of) Housing & Finance Association (Victory Charter School, Inc.); Series 2009 A, Non-profit Facilities RB	8.25%	07/01/39	745	822,830

Idaho (State of) Housing & Finance Association; Series 2008 A, Non-profit Facilities RB	6.13%	07/01/38	1,580	1,484,173

				6,640,588

Illinois–8.18%
Belleville (City of) (Frank Scott Parkway Redevelopment); Series 2007 A, Ref. Tax Increment Allocation RB	5.70%	05/01/36	1,000	799,590

Chicago (City of) (Chatham Ridge Redevelopment);
Series 2002, Tax Increment Allocation RB	5.95%	12/15/12	275	280,291

Series 2002, Tax Increment Allocation RB	6.05%	12/15/13	475	483,322

Chicago (City of) (Lake Shore East);
Series 2003, Special Assessment RB	6.63%	12/01/22	500	490,045

Series 2003, Special Assessment RB	6.75%	12/01/32	500	472,260

Du Page (County of) Special Service Area No. 31 (Monarch Landing); Series 2006, Special Tax RB	5.40%	03/01/16	245	233,982

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

Hillside (Village of) (Mannheim Redevelopment);
Series 2008, Sr. Lien Tax Increment Allocation RB	6.55%	01/01/20	$1,000	$915,690

Series 2008, Sr. Lien Tax Increment Allocation RB	7.00%	01/01/28	5,000	4,484,850

Illinois (State of) Finance Authority (Beacon Hill);
Series 2005 A, Ref. RB	5.15%	02/15/13	655	655,046

Series 2005 A, Ref. RB	5.25%	02/15/14	300	299,994

Series 2005 A, Ref. RB	5.35%	02/15/15	225	223,189

Illinois (State of) Finance Authority (Clare Oaks);
Series 2006 A, RB	6.00%	11/15/27	1,000	780,160

Series 2006 A, RB	6.00%	11/15/39	3,500	2,444,435

Illinois (State of) Finance Authority (Fairview Obligated Group);
Series 2008 A, Ref. RB	6.13%	08/15/28	1,000	913,130

Series 2008 A, Ref. RB	6.25%	08/15/35	1,000	901,040

Series 2008 A, Ref. RB	6.25%	08/15/40	1,000	891,710

Illinois (State of) Finance Authority (Luther Oaks);
Series 2006 A, RB	6.00%	08/15/26	850	742,135

Series 2006 A, RB	5.70%	08/15/28	500	414,785

Series 2006 A, RB	6.00%	08/15/39	1,460	1,193,973

Illinois (State of) Finance Authority (Monarch Landing, Inc. Facility); Series 2007 A, RB(d)	7.00%	12/01/27	2,000	559,600

Illinois (State of) Finance Authority (Provena Health); Series 2010 A, RB	6.00%	05/01/28	1,230	1,219,139

Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group);
Series 2009 A, RB	7.25%	11/01/30	1,865	2,080,855

Series 2009 A, RB	7.25%	11/01/38	2,000	2,193,940

Illinois (State of) Finance Authority (Sedgebrook, Inc. Facility);
Series 2007 A, RB(d)	5.63%	11/15/17	1,345	538,000

Series 2007 A, RB(d)	6.00%	11/15/27	2,000	800,000

Series 2007 A, RB(d)	6.00%	11/15/37	2,000	800,000

Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers);
Series 2009, RB	6.88%	08/15/38	6,000	6,230,100

Series 2009, RB	7.00%	08/15/44	1,000	1,040,360

Illinois (State of) Finance Authority (Smith Village);
Series 2005 A, RB	5.70%	11/15/20	500	456,775

Series 2005 A, RB	6.13%	11/15/25	1,000	912,110

Series 2005 A, RB	6.25%	11/15/35	1,500	1,309,590

Illinois (State of) Finance Authority (Three Crowns Park Plaza);
Series 2006 A, RB	5.88%	02/15/26	1,000	922,580

Series 2006 A, RB	5.88%	02/15/38	1,500	1,303,920

Illinois (State of) Health Facilities Authority (Bethesda Home & Retirement Center); Series 1999 A, RB	6.25%	09/01/14	500	505,310

Illinois (State of) Health Facilities Authority (Lutheran Senior Ministries Obligated Group); Series 2001 A, RB(b)(c)	7.38%	08/15/11	1,000	1,107,010

Illinois (State of) Health Facilities Authority (Villa St. Benedict); Series 2003 A-1, RB(d)	6.90%	11/15/33	2,000	860,000

Illinois (State of) Health Facilities Authority; Series 2003 A, RB	7.00%	11/15/32	800	764,928

Lincolnshire (Village of) Special Service Area No. 1 (Sedgebrook);
Series 2004, Special Tax RB	5.00%	03/01/11	175	173,521

Series 2004, Special Tax RB	6.25%	03/01/34	750	606,143

Lombard (City of) Public Facilities Corp. (Lombard Conference Center & Hotel);
Series 2005 A-1, First Tier RB	6.38%	01/01/15	750	676,350

Series 2005 A-1, First Tier RB	7.13%	01/01/36	2,500	2,020,125

Malta (Village of) (Prairie Springs); Series 2006, Tax Increment Allocation RB(a)	5.75%	12/30/25	2,000	1,251,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

Southwestern Illinois Development Authority (City of Collinsville Limited Incremental Sales Tax); Series 2007, Local Government Program RB	5.35%	03/01/31	$1,000	$752,970

Southwestern Illinois Development Authority (Eden Retirement Center, Inc.);
Series 2006, Senior Care Facilities RB	5.50%	12/01/26	800	692,504

Series 2006, Senior Care Facilities RB	5.85%	12/01/36	3,000	2,479,080

St. Charles (City of) (Zylstra);
Series 2008, Sr. Lien Limited Incremental Sales Tax RB	6.95%	01/01/21	2,000	1,882,220

Series 2008, Sr. Lien Limited Incremental Sales Tax RB	6.95%	01/01/25	2,000	1,835,180

				53,593,797

Indiana–1.22%
Indiana (State of) Finance Authority (Irvington Community School);
Series 2009 A, Educational Facilities RB	7.75%	07/01/23	290	325,763

Series 2009 A, Educational Facilities RB	8.00%	07/01/29	1,385	1,536,851

Series 2009 A, Educational Facilities RB	9.00%	07/01/39	1,000	1,159,990

Indiana (State of) Health & Educational Facilities Financing Authority (Community Foundation of Northwest Indiana Obligated Group);
Series 2007, Hospital RB	5.50%	03/01/27	3,000	2,980,320

Series 2007, Hospital RB	5.50%	03/01/37	1,000	964,590

Petersburg (City of) (Indianapolis Power & Light Co.); Series 1991, Ref. PCR	5.75%	08/01/21	1,000	1,023,320

				7,990,834

Iowa–1.67%
Des Moines (City of) (Luther Park Apartments, Inc.); Series 2004, Senior Housing RB	6.00%	12/01/23	500	446,875

Iowa (State of) Finance Authority (Bethany Life Communities);
Series 2006 A, Ref. Senior Housing RB	5.45%	11/01/26	345	294,689

Series 2006 A, Ref. Senior Housing RB	5.55%	11/01/41	795	622,381

Iowa (State of) Finance Authority (Boys & Girls Home & Family Services, Inc.); Series 2007, Community Provider RB	5.80%	12/01/22	1,000	882,740

Iowa (State of) Finance Authority (Friendship Haven); Series 2004 A, Retirement Community RB	6.13%	11/15/32	500	431,880

Iowa (State of) Finance Authority (Wedum Walnut Ridge LLC); Series 2007 A, Senior Housing RB	5.50%	12/01/32	2,000	1,240,220

Marion (City of) (Village Place at Marion);
Series 2005 A, MFH RB	5.65%	09/01/25	155	135,785

Series 2005 A, MFH RB	6.00%	09/01/35	400	341,008

Polk (County of) (Luther Park Health Center, Inc.);
Series 2004, Health Care Facilities RB	6.00%	10/01/24	290	259,576

Series 2004, Health Care Facilities RB	6.15%	10/01/36	600	505,680

Scott (County of) (Ridgecrest Village);
Series 2000 A, RB(b)(c)	7.25%	11/15/10	750	794,625

Series 2004, Ref. RB	4.75%	11/15/12	575	585,678

Series 2004, Ref. RB	5.63%	11/15/18	2,000	1,964,060

Series 2006, Ref. RB	5.25%	11/15/21	1,000	873,120

Washington (City of) (United Presbyterian Home); Series 2006 A, Ref. Senior Housing RB	5.60%	12/01/36	1,615	1,549,205

				10,927,522

Kansas–1.92%
Kansas (State of) Development Finance Authority (Adventist Health System); Series 2009, Hospital RB	5.75%	11/15/38	1,900	2,026,559

Labette (County of);
Series 2007 A, Ref. & Improvement Hospital RB	5.75%	09/01/29	750	727,763

Series 2007 A, Ref. & Improvement Hospital RB	5.75%	09/01/37	600	563,808

Olathe (City of) (Aberdeen Village, Inc); Series 2005 A, Ref. Senior Living Facilities RB	5.60%	05/15/28	1,500	1,235,415

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        AIM High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Kansas–(continued)

Olathe (City of) (Catholic Care Campus, Inc.);
Series 2006 A, Senior Living Facilities RB	6.00%	11/15/26	$1,000	$921,630

Series 2006 A, Senior Living Facilities RB	6.00%	11/15/38	2,000	1,684,820

Olathe (City of) (West Village Center);
Series 2007, Special Obligation Tax Increment Allocation RB	5.30%	09/01/17	500	368,200

Series 2007, Special Obligation Tax Increment Allocation RB	5.45%	09/01/22	1,160	746,019

Series 2007, Special Obligation Tax Increment Allocation RB	5.50%	09/01/26	1,000	595,630

Overland Park (City of) Transportation Development District (Grass Creek); Series 2006, Special Assessment RB(d)	5.13%	09/01/28	1,565	1,156,582

Roeland Park (City of) (Roeland Park Redevelopment, LLC); Series 2005, Special Obligation Tax Increment Allocation RB	5.75%	08/01/24	920	698,022

Roeland Park (City of) Transportation Development District (TDD #1);
Series 2005, Sales Tax RB	5.75%	12/01/25	445	334,693

Series 2006 A, Sales Tax RB	5.88%	12/01/25	975	743,691

Roeland Park (City of) Transportation Development District (TDD #2); Series 2006 B, Sales Tax RB(d)	5.88%	12/01/25	1,000	762,760

				12,565,592

Kentucky–0.84%
Louisville & Jefferson (Counties of) Metropolitan Government (Bellarmie University Inc.); Series 2009, College Improvement RB	6.13%	05/01/39	1,820	1,852,378

Louisville & Jefferson (Counties of) Metropolitan Government (Jewish Hospital & St. Mary’s Healthcare); Series 2008, Health Facilities RB	6.13%	02/01/37	3,500	3,627,540

				5,479,918

Louisiana–0.24%
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Westlake Chemical Corp.); Series 2007, RB	6.75%	11/01/32	1,500	1,542,990

Maine–0.08%
Maine (State of) Turnpike Authority; Series 2003, RB (INS–Ambac Assurance Corp.)(e)	5.00%	07/01/33	500	508,745

Maryland–1.24%
Annapolis (City of) (Park Place); Series 2005 A, Special Obligation Tax Allocation RB	5.35%	07/01/34	2,000	1,632,640

Anne Arundel (County of) (Parole Town Center); Series 2002, Tax Increment Allocation Financing RB	5.00%	07/01/12	100	101,229

Baltimore (City of) (Strathdale Manor); Series 2003, Special Obligation Tax Allocation RB	7.00%	07/01/33	968	995,530

Howard (County of); Series 2000 A, Retirement Community RB(b)(c)	7.88%	05/15/10	780	816,574

Maryland (State of) Health & Higher Educational Facilities Authority (Washington County Hospital);
Series 2008, RB	5.75%	01/01/38	500	485,770

Series 2008, RB	6.00%	01/01/43	2,750	2,714,773

Maryland (State of) Industrial Development Financing Authority (Our Lady of Good Counsel High School Facility); Series 2005 A, Economic IDR	6.00%	05/01/35	1,500	1,402,230

				8,148,746

Massachusetts–1.97%
Massachusetts (State of) Development Finance Agency (Briarwood Retirement Community); Series 2001 B, RB(b)(c)	7.50%	12/01/10	500	532,520

Massachusetts (State of) Development Finance Agency (Linden Ponds, Inc. Facility); Series 2007 A, RB	5.00%	11/15/14	1,000	1,001,590

Massachusetts (State of) Development Finance Agency (New England Conservatory of Music); Series 2008, RB	5.25%	07/01/38	2,705	2,506,074

Massachusetts (State of) Development Finance Agency (Sabis International Charter School);
Series 2009 A, RB	6.85%	04/15/23	745	798,081

Series 2009 A, RB	6.90%	04/15/25	895	953,211

Series 2009 A, RB	8.00%	04/15/31	1,000	1,115,920

Series 2009 A, RB	8.00%	04/15/39	1,000	1,108,850

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        AIM High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Massachusetts–(continued)

Massachusetts (State of) Development Finance Agency (The Groves in Lincoln);
Series 2009 A, Senior Living Facilities RB	7.50%	06/01/29	$1,430	$1,432,689

Series 2009 A, Senior Living Facilities RB	7.75%	06/01/39	1,000	1,000,140

Series 2009 B-1, Senior Living Facilities RB	7.25%	06/01/16	2,000	2,003,260

Massachusetts (State of) Health & Educational Facilities Authority (Christopher House, Inc.); Series 1999 A, Ref. RB	6.88%	01/01/29	500	487,335

				12,939,670

Michigan–4.34%
Advanced Technology Academy; Series 2008, Public School Academy RB	6.00%	11/01/37	1,000	859,920

Chandler Park Academy; Series 2005, Public School Academy RB	5.13%	11/01/30	1,050	929,387

Detroit (City of) Community High School;
Series 2005, Public School Academy RB	5.65%	11/01/25	1,485	1,198,796

Series 2005, Public School Academy RB	5.75%	11/01/30	1,000	772,500

Gaylord (City of) Hospital Finance Authority (Otsego Memorial Hospital Association); Series 2004, Ref. Limited Obligation RB	6.50%	01/01/31	700	610,141

Gogebic (County of) Hospital Finance Authority (Grand View Health System, Inc.); Series 1999, Ref. RB	5.88%	10/01/16	920	903,560

Mecosta (County of) General Hospital; Series 1999, Ref. RB	6.00%	05/15/18	500	486,070

Michigan (State of) Hospital Finance Authority (McLaren Health Care Corp.); Series 2008 B-3, Ref. VRD RB (LOC–JPMorgan Chase Bank, N.A.)(g)(h)(i)	0.14%	10/15/38	19,725	19,725,000

Michigan (State of) Hospital Finance Authority (Presbyterian Villages of Michigan Obligated Group);
Series 2005, Ref. RB	4.88%	11/15/16	685	652,839

Series 2005, Ref. RB	5.25%	11/15/25	450	378,243

Michigan (State of) Municipal Bond Authority (YMCA Service Learning Academy);
Series 2001, Public School Academy Facilities Program RB	7.63%	10/01/21	700	701,183

Series 2001, Public School Academy Facilities Program RB	7.75%	10/01/31	500	490,960

Michigan (State of) Strategic Fund (Detroit Edison Pollution Control); Series 2001 C, Ref. Limited Obligation PCR	5.45%	09/01/29	725	728,226

				28,436,825

Minnesota–8.58%
Apple Valley (City of) Economic Development Authority (Evercare Senior Living, LLC);
Series 2005 A, Health Care RB	6.00%	12/01/25	500	479,310

Series 2005 A, Health Care RB	6.13%	06/01/35	2,240	2,091,578

Baytown (Town of) (St. Croix Preparatory Academy);
Series 2008 A, Lease RB	6.75%	08/01/28	1,000	965,750

Series 2008 A, Lease RB	7.00%	08/01/38	700	666,113

Becker (City of) (Shepherd of Grace);
Series 2006, Senior Housing RB	5.88%	05/01/29	1,000	928,730

Series 2006, Senior Housing RB	6.00%	05/01/41	1,000	918,520

Brooklyn Park (City of) (Prairie Seeds Academy);
Series 2009 A, Lease RB	9.00%	03/01/29	2,620	2,855,066

Series 2009 A, Lease RB	9.25%	03/01/39	715	778,950

Carlton (City of) (Inter-Faith Care Center); Series 2006, Ref. Health Care & Housing Facilities RB	5.70%	04/01/36	1,500	1,309,470

Cold Spring (City of) (Assumption Home, Inc.);
Series 2005, Nursing Home & Senior Housing RB	5.50%	03/01/25	425	395,021

Series 2005, Nursing Home & Senior Housing RB	5.75%	03/01/35	600	532,602

Series 2008, Health Care Facilities RB	7.50%	03/01/38	1,000	1,061,950

Dakota (County of) Community Development Agency (Highview Hills Senior Housing); Series 2008 A, MFH RB	7.00%	08/01/45	2,000	1,941,360

Eveleth (City of) (Manor House & Woodland Homes);
Sr. Series 2006 A-1, MFH RB	5.50%	10/01/25	510	470,291

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        AIM High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Minnesota–(continued)

Sr. Series 2006 A-1, MFH RB	5.70%	10/01/36	$3,000	$2,596,440

Fairmont (City of) (Goldfinch Estates-Governmental & Educational Assistance Corp.); Series 2005 A, Housing Facilities RB	6.25%	10/01/25	2,500	2,404,800

Fairmont (City of) (Homestead-Governmental & Educational Assistance Corp.); Series 2002 A-1, Housing Facilities RB	7.25%	04/01/22	915	908,375

Falcon Heights (City of) (Kaleidoscope Charter School);
Series 2007 A, Lease RB	6.00%	11/01/27	400	349,128

Series 2007 A, Lease RB	6.00%	11/01/37	550	452,072

Glencoe (City of) (Glencoe Regional Health Services);
Series 2001, Health Care Facilities RB(b)(c)	7.40%	04/01/11	250	271,525

Series 2001, Health Care Facilities RB(b)(c)	7.50%	04/01/11	500	543,600

Hopkins (City of) Housing & Redevelopment Authority (Excelsior Crossings); Series 2009, Tax Increment Allocation RB	5.63%	02/01/30	320	315,277

Maple Grove (City of) (Maple Grove Hospital Corp.); Series 2007, Health Care System RB	5.25%	05/01/37	1,000	951,350

Maplewood (City of) (Volunteers of America Care Center);
Series 2005 A, Ref. Health Care Facilities RB	5.00%	10/01/13	775	771,939

Series 2005 A, Ref. Health Care Facilities RB	5.25%	10/01/19	1,250	1,207,000

Series 2005 A, Ref. Health Care Facilities RB	5.38%	10/01/24	2,500	2,299,100

Minneapolis (City of) (Grant Park); Series 2006, Tax Increment Allocation RB	5.35%	02/01/30	1,450	1,200,281

Minneapolis (City of) (Village at St. Anthony Falls); Series 2004, Ref. Tax Increment Allocation RB	5.75%	02/01/27	605	538,317

Minnesota (State of) Higher Education Facilities Authority (University of St. Thomas); Series 2009 6-X, RB	5.25%	04/01/39	500	510,060

Monticello (City of) (FiberNet Monticello); Series 2008, Telecommunications RB	6.75%	06/01/31	2,000	1,836,720

North Oaks (City of) (Presbyterian Homes of North Oaks, Inc.); Series 2007, Senior Housing RB	6.25%	10/01/47	1,400	1,385,888

Northwest Multi-County Housing & Redevelopment Authority (Pooled Housing Program);
Series 2005 A, Ref. Governmental Housing RB	5.35%	07/01/15	70	68,219

Series 2005 A, Ref. Governmental Housing RB	6.20%	07/01/30	2,000	1,839,740

Oakdale (City of) (Oak Meadows); Series 2004, Ref. Senior Housing RB	6.00%	04/01/24	1,000	939,310

Oronoco (City of) (Wedum Shorewood Campus); Series 2006, Ref. MFH RB	5.25%	06/01/26	1,600	1,476,304

Owatonna (City of) (Senior Living): Series 2006 A, Senior Housing RB	5.80%	10/01/29	800	736,976

Pine City (City of) (Lakes International Language Academy);
Series 2006 A, Lease RB	6.00%	05/01/26	530	479,570

Series 2006 A, Lease RB	6.25%	05/01/35	1,550	1,358,699

Ramsey (City of) (Pact Charter School);
Series 2004 A, Lease RB	6.50%	12/01/22	925	897,620

Series 2004 A, Lease RB	6.75%	12/01/33	150	140,493

Rochester (City of) (Mayo Clinic); Series 2006, Health Care Facilities RB	5.00%	11/15/36	2,760	2,793,617

Rochester (City of) (Samaritan Bethany, Inc.);
Series 2003 A, Health Care & Housing RB(b)(c)	5.38%	08/01/10	165	169,942

Series 2003 A, Health Care & Housing RB(b)(c)	5.50%	08/01/10	195	200,944

Series 2009 A, Ref. Health Care & Housing RB	7.38%	12/01/41	1,000	1,034,620

Series 2009 B, Ref. Health Care & Housing RB	7.38%	12/01/36	1,555	1,623,436

St. Paul (City of) Housing & Redevelopment Authority (Community of Peace Academy); Series 2001 A, Lease RB(b)(c)	7.38%	12/01/10	900	966,366

St. Paul (City of) Housing & Redevelopment Authority (Hmong Academy);
Series 2006 A, Lease RB	5.75%	09/01/26	300	263,889

Series 2006 A, Lease RB	6.00%	09/01/36	390	329,722

St. Paul (City of) Housing & Redevelopment Authority (New Spirit Charter School); Series 2002 A, Lease RB	7.50%	12/01/31	890	896,194

St. Paul (City of) Housing & Redevelopment Authority (Rossy & Richard Shaller Family Sholom East Campus);
Series 2007 A, RB	5.05%	10/01/27	1,750	1,471,592

Series 2007 A, RB	5.15%	10/01/42	275	213,166

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        AIM High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Minnesota–(continued)

Vadnais Heights (City of) (Agriculture & Food Sciences Academy);
Series 2004 A, Lease RB	6.38%	12/01/24	$900	$715,104

Series 2004 A, Lease RB	6.60%	12/01/34	275	208,733

Washington (County of) Housing & Redevelopment Authority (Birchwood & Woodbury);
Series 2007 A, Health Care & Housing RB	5.00%	12/01/14	1,000	933,460

Series 2007 A, Health Care & Housing RB	5.63%	06/01/37	1,000	887,070

Woodbury (City of) (Math & Science Academy);
Series 2002 A, Ref. Lease RB	7.38%	12/01/24	250	252,878

Series 2002 A, Ref. Lease RB	7.50%	12/01/31	750	753,727

Worthington (City of) (Ecumen Corp. Guaranty-Meadows); Series 2009 A, Housing & Health Care RB(b)	6.38%	05/01/19	650	656,331

				56,244,305

Missouri–3.80%
370/Missouri Bottom Road/Tussig Road Transportation Development District (Hazelwood);
Series 2002, RB	7.00%	05/01/22	750	730,178

Series 2002, RB	7.20%	05/01/33	500	460,390

Branson (City of) Industrial Development Authority (Branson Landing-Retail); Series 2005, Tax Increment Allocation IDR	5.25%	06/01/21	1,410	1,079,228

Branson Hills Infrastructure Facilities Community Improvement District;
Series 2007 A, Special Assessment RB	5.00%	04/01/11	550	552,420

Series 2007 A, Special Assessment RB	5.00%	04/01/13	300	298,965

Series 2007 A, Special Assessment RB	5.00%	04/01/15	500	488,775

Cass (County of);
Series 2007, Hospital RB	5.00%	05/01/16	1,000	1,032,650

Series 2007, Hospital RB	5.63%	05/01/38	1,300	1,134,159

Chillicothe (City of) (South U.S. 65); Series 2006, Tax Increment Allocation RB	5.50%	04/01/21	1,000	904,840

Des Peres (City of) (West County Center); Series 2002 A, Ref. Tax Increment Allocation RB	5.75%	04/15/20	1,000	940,620

Desloge (City of) (U.S. Highway 67/State Street Redevelopment); Series 2005, Ref. Tax Increment Allocation RB	5.20%	04/15/20	425	378,254

Grandview (City of) Industrial Development Authority (Grandview Crossing); Series 2006, Tax Increment Allocation IDR(d)	5.75%	12/01/28	1,250	499,000

Grundy (County of) Industrial Development Authority (Wright Memorial Hospital), Series 2009, Health Facilities RB	6.45%	09/01/29	1,000	1,002,100

Series 2009, Health Facilities RB	6.75%	09/01/34	1,250	1,261,312

Kansas City (City of) Tax Increment Financing Commission (Maincor); Series 2007 A, Tax Increment Allocation RB	5.25%	03/01/18	500	490,080

Kirkwood (City of) Industrial Development Authority (Aberdeen Heights);
Series 2010 A, Retirement Community RB	8.00%	05/15/29	2,000	1,972,640

Series 2010 A, Retirement Community RB	8.25%	05/15/39	1,000	995,420

Maplewood (City of) (Maplewood South Redevelopment Area); Series 2005, Ref. Tax Increment RB	5.75%	11/01/26	1,350	1,161,513

Platte (County of) Industrial Development Authority (Zona Rosa Phase II Retail); Series 2007, Transportation IDR	6.85%	04/01/29	3,500	3,092,530

Polk (County of) Industrial Development Authority (Citizens Memorial Health Care Foundation); Series 2008, Health Facilities IDR	6.50%	01/01/33	2,000	1,810,880

Richmond Heights (City of) (Francis Place Redevelopment); Series 2005, Ref. & Improvement Tax Increment & Transportation Sales Tax RB	5.63%	11/01/25	750	645,645

St. Joseph (City of) Industrial Development Authority (The Shoppes at North Village);
Series 2005 A, Tax Increment Allocation IDR	5.25%	11/01/13	500	504,785

Series 2005 A, Tax Increment Allocation IDR	5.50%	11/01/27	750	649,800

Series 2005 B, Tax Increment Allocation IDR	5.50%	11/01/27	1,000	866,400

St. Louis (City of) Industrial Development Authority (Confluence Academy); Series 2007 A, IDR	5.35%	06/15/32	750	562,178

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        AIM High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Missouri–(continued)

St. Louis (County of) Industrial Development Authority (St. Andrew’s Resources for Seniors); Series 2007 A, Senior Living Facilities IDR	6.38%	12/01/41	$1,000	$846,160

Strother Interchange Transportation Development District (Lees Summit); Series 2006, RB	5.00%	05/01/24	675	537,165

				24,898,087

Montana–0.10%
Montana (State of) Facility Finance Authority (St. John’s Lutheran Ministries); Series 2006 A, Senior Living RB	6.13%	05/15/36	750	630,255

Nevada–0.08%
University and Community College System of Nevada; Series 2002 A, RB (INS–Financial Guaranty Insurance Co.)(e)	5.40%	07/01/31	500	510,760

New Hampshire–0.53%
New Hampshire (State of) Business Finance Authority (Huggins Hospital); Series 2009, First Mortgage RB	6.88%	10/01/39	2,000	2,003,980

New Hampshire (State of) Health & Education Facilities Authority (The Huntington at Nashua);
Series 2003 A, RB	6.88%	05/01/23	750	757,867

Series 2003 A, RB	6.88%	05/01/33	750	736,695

				3,498,542

New Jersey–1.73%
Burlington (County of) Bridge Commission (The Evergreens); Series 2007, Economic Development RB	5.63%	01/01/38	2,400	2,060,088

New Jersey (State of) Economic Development Authority (Cedar Crest Village, Inc. Facility); Series 2001 A, Retirement Community RB(b)(c)	7.25%	11/15/11	500	561,505

New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, Special Facilities RB(f)	6.25%	09/15/29	1,010	894,688

Series 2000, Special Facilities RB(f)	7.00%	11/15/30	565	542,880

Series 2000, Special Facilities RB(f)	7.20%	11/15/30	425	417,316

Series 2003, Special Facilities RB(f)	9.00%	06/01/33	500	525,340

New Jersey (State of) Economic Development Authority (Lions Gate);
Series 2005 A, First Mortgage RB	5.00%	01/01/15	825	813,104

Series 2005 A, First Mortgage RB	5.75%	01/01/25	710	625,801

Series 2005 A, First Mortgage RB	5.88%	01/01/37	1,360	1,130,337

New Jersey (State of) Economic Development Authority (Seashore Gardens Living Center);
Series 2001, First Mortgage RB(b)(c)	8.00%	04/01/11	800	881,528

Series 2001, First Mortgage RB(b)(c)	8.00%	04/01/11	500	550,955

Series 2006, First Mortgage RB	5.30%	11/01/26	1,100	925,925

Series 2006, First Mortgage RB	5.38%	11/01/36	700	533,169

New Jersey (State of) Transportation Trust Fund Authority; Series 2005 B, RB (INS–Ambac Assurance Corp.)(e)	5.25%	12/15/23	750	846,097

				11,308,733

New Mexico–0.18%
Mariposa East Public Improvement District;
Series 2006, Unlimited Tax GO	5.75%	09/01/21	500	418,680

Series 2006, Unlimited Tax GO	6.00%	09/01/32	1,000	766,460

				1,185,140

New York–1.75%
Broome (County of) Industrial Development Agency (Good Shepherd Village);
Series 2008 A, Continuing Care Retirement IDR	6.15%	07/01/18	500	484,905

Series 2008 A, Continuing Care Retirement IDR	6.75%	07/01/28	600	518,100

Series 2008 A, Continuing Care Retirement IDR	6.88%	07/01/40	1,000	827,470

East Rochester (City of) Housing Authority (Woodland Village); Series 2006, Ref. Senior Living RB	5.50%	08/01/33	1,700	1,409,980

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        AIM High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New York–(continued)

Erie (County of) Industrial Development Agency (Orchard Park CCRC, Inc.); Series 2006 A, IDR	6.00%	11/15/26	$1,100	$935,726

Monroe (County of) Industrial Development Agency (Woodland Village); Series 2000, Civic Facilities IDR(b)(c)	8.55%	11/15/10	1,000	1,078,100

Nassau (County of) Industrial Development Agency (Amsterdam at Harborside); Series 2007 A, Continuing Care Retirement IDR	6.50%	01/01/27	1,000	963,290

New York (State of) Dormitory Authority (Mount Sinai NYU Health Obligated Group); Series 2000, RB	5.50%	07/01/26	500	500,315

Syracuse (City of) Industrial Development Agency (Jewish Home of Central New York, Inc.);
Series 2001 A, First Mortgage IDR	7.38%	03/01/21	350	350,693

Series 2001 A, First Mortgage IDR	7.38%	03/01/31	500	475,735

Ulster (County of) Industrial Development Agency, Series 2007 A, Civic Facilities IDR	6.00%	09/15/27	2,000	1,812,680

Series 2007 A, Civic Facilities IDR	6.00%	09/15/37	2,000	1,624,980

Westchester (County of) Industrial Development Agency (Hebrew Hospital Senior Housing, Inc.); Series 2000 A, Continuing Care Retirement IDR(b)(c)	7.38%	07/01/10	500	522,390

				11,504,364

North Carolina–0.72%
North Carolina (State of) Medical Care Commission (Pennybyrn at Maryfield); Series 2005 A, Health Care Facilities RB	6.13%	10/01/35	1,300	984,308

North Carolina (State of) Medical Care Commission (Southminister); Series 2007 A, First Mortgage Retirement Facilities RB	5.75%	10/01/37	1,500	1,390,740

North Carolina (State of) Medical Care Commission (The Presbyterian Homes Obligated Group);
Series 2006, First Mortgage Health Care Facilities RB	5.60%	10/01/36	1,000	898,330

Series 2006 B, Ref. First Mortgage Health Care Facilities RB	5.20%	10/01/21	1,500	1,465,980

				4,739,358

North Dakota–0.65%
Grand Forks (City of) (4000 Valley Square);
Series 2006, Ref. Senior Housing RB	5.13%	12/01/21	1,315	1,152,006

Series 2006, Ref. Senior Housing RB	5.30%	12/01/34	855	655,554

Traill (County of) (Hillsboro Medical Center);
Series 2007, Health Care RB	5.25%	05/01/20	500	444,180

Series 2007, Health Care RB	5.50%	05/01/26	1,520	1,282,895

Series 2007, Health Care RB	5.50%	05/01/42	1,000	738,360

				4,272,995

Ohio–2.52%
Adams (County of); Series 2005, Hospital Facilities Improvement RB	5.75%	09/01/10	395	390,525

Centerville (City of) (Bethany Lutheran Village Continuing Care Facility Expansion);
Series 2007 A, Health Care RB	5.75%	11/01/22	1,000	964,180

Series 2007 A, Health Care RB	6.00%	11/01/27	2,000	1,855,980

Cleveland-Cuyahoga (County of) Port Authority (St. Clarence-Governmental & Educational Assistance Corp., LLC); Series 2006 A, Senior Housing RB	6.25%	05/01/38	2,210	1,856,223

Cleveland-Cuyahoga (County of) Port Authority; Series 2001, Special Assessment Tax Increment RB	7.35%	12/01/31	1,000	1,002,070

Cuyahoga (County of) (Canton, Inc.); Series 2000, Hospital Facilities RB	7.50%	01/01/30	750	759,480

Cuyahoga (County of) (Eliza Jennings Senior Care Network);
Series 2007 A, Health Care & Independent Living Facilities RB	5.75%	05/15/27	1,000	854,990

Series 2007 A, Health Care & Independent Living Facilities RB	6.00%	05/15/37	1,000	850,190

Hickory Chase Community Authority;
Series 2008, Infrastructure Improvement RB	6.75%	12/01/27	2,000	1,304,500

Series 2008, Infrastructure Improvement RB	7.00%	12/01/38	1,500	978,525

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        AIM High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Ohio–(continued)

Lucas (County of) (Sunset Retirement Communities);
Series 2000 A, Ref. & Improvement Health Care Facilities RB	6.50%	08/15/20	$920	$934,122

Series 2000 A, Ref. & Improvement Health Care Facilities RB	6.55%	08/15/24	500	505,965

Norwood (City of) (Cornerstone at Norwood);
Series 2006, Tax Increment Financing RB	5.25%	12/01/15	1,080	1,002,121

Series 2006, Tax Increment Financing RB	5.75%	12/01/20	1,300	1,117,441

Toledo-Lucas (County of) Port Authority (St. Mary Woods);
Series 2004 A, RB	6.00%	05/15/24	1,750	1,241,748

Series 2004 A, RB	6.00%	05/15/34	1,500	912,780

				16,530,840

Oklahoma–0.84%
Cleveland (County of) Justice Authority (Detention Facility); Series 2009 B, Sales Tax RB	5.75%	03/01/29	1,400	1,478,134

Oklahoma (County of) Finance Authority (Epworth Villa);
Series 2005 A, Ref. RB	5.00%	04/01/15	1,025	993,584

Series 2005 A, Ref. RB	5.70%	04/01/25	2,500	2,189,275

Oklahoma (State of) Development Finance Authority (Comanche County Hospital); Series 2002 B, RB	6.60%	07/01/31	825	837,944

				5,498,937

Oregon–1.05%
Clackamas (County of) Hospital Facilities Authority (Odd Fellows Home-Friendship Health Center); Series 1998 A, Ref. RB	5.88%	09/15/21	230	206,975

Clackamas (County of) Hospital Facilities Authority (Willamette Falls Hospital); Series 2005, Ref. Gross RB	5.13%	04/01/26	1,000	890,970

Oregon (State of) Health & Science University;
Series 2009 A, RB	5.88%	07/01/33	2,500	2,684,750

Series 2009 A, RB	5.75%	07/01/39	1,175	1,240,976

Yamhill (County of) Hospital Authority (Friendsview Retirement Community); Series 2003, RB(b)(c)	7.00%	12/01/13	1,555	1,887,132

				6,910,803

Pennsylvania–4.54%
Allegheny (County of) Hospital Development Authority (Villa St. Joseph of Baden, Inc.); Series 1998, Health Care Facilities RB	6.00%	08/15/28	500	436,455

Allegheny (County of) Industrial Development Authority (Propel Schools-Homestead); Series 2004 A, Charter School IDR	7.00%	12/15/15	605	620,730

Blair (County of) Industrial Development Authority (Village of Pennsylvania State);
Series 2002 A, IDR	6.90%	01/01/22	500	402,635

Series 2002 A, IDR	7.00%	01/01/34	500	402,830

Butler (County of) Hospital Authority (Butler Health System);
Series 2009, RB	7.13%	07/01/29	2,145	2,386,935

Series 2009, RB	7.25%	07/01/39	1,590	1,750,765

Chartiers Valley Industrial & Commercial Development Authority (Asbury Health Center);
Series 1999, Ref. First Mortgage IDR	6.38%	12/01/19	1,000	1,005,360

Series 2006, Ref. First Mortgage IDR	5.13%	12/01/12	500	496,760

Series 2006, Ref. First Mortgage IDR	5.25%	12/01/13	500	500,885

Series 2006, Ref. First Mortgage IDR	5.25%	12/01/15	260	258,638

Series 2006, Ref. First Mortgage IDR	5.38%	12/01/16	500	468,175

Series 2006, Ref. First Mortgage IDR	5.75%	12/01/22	935	835,488

Chester (County of) Industrial Development Authority (Avon Grove Charter School);
Series 2007 A, IDR	6.25%	12/15/27	1,000	939,670

Series 2007 A, IDR	6.38%	12/15/37	1,500	1,364,445

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        AIM High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Pennsylvania–(continued)

Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	6.00%	07/01/35	$1,000	$900,520

Cumberland (County of) Municipal Authority (Presbyterian Homes Obligated Group);
Series 2008 A, RB	5.00%	01/01/17	2,000	2,022,980

Series 2008 A, RB	5.35%	01/01/20	515	516,040

Series 2008 A, RB	5.45%	01/01/21	885	887,009

Cumberland (County of) Municipal Authority (Wesley Affiliated Services, Inc.); Series 2002 A, Retirement Community RB(b)(c)	7.13%	01/01/13	700	822,073

Erie (County of) Hospital Authority (St. Vincent Health Center); Series 2010 A, RB	7.00%	07/01/27	1,000	1,008,270

Fulton (County of) Industrial Development Authority (The Fulton County Medical Center); Series 2006, Hospital IDR	5.88%	07/01/31	1,500	1,300,875

Lancaster (County of) Hospital Authority (St. Anne’s Home for the Aged, Inc.); Series 1999, Health Center RB	6.63%	04/01/28	500	473,295

Lancaster (County of) Industrial Development Authority (Garden Spot Village);
Series 2000 A, IDR(b)(c)	7.60%	05/01/10	250	255,845

Series 2000 A, IDR(b)(c)	7.63%	05/01/10	500	511,715

Lawrence (County of) Industrial Development Authority (Shenango Presbyterian Senior Care Obligated Group); Series 2001 B, Senior Health & Housing Facilities IDR(b)(c)	7.50%	11/15/11	1,000	1,132,130

Lehigh (County of) General Purpose Authority (Bible Fellowship Church Home Inc.);
Series 2001, First Mortgage RB	7.63%	11/01/21	250	256,295

Series 2001, First Mortgage RB	7.75%	11/01/33	750	755,572

North Penn (Region of) Health Hospital & Education Authority (Maple Village); Series 2000 A, Hospital RB(b)(c)	8.00%	04/01/10	300	302,244

Pennsylvania (State of) Economic Development Financing Authority (Northwestern Human Services, Inc.); Series 1998 A, RB	5.25%	06/01/14	1,000	983,640

Pennsylvania (State of) Higher Educational Facilities Authority (Student Association, Inc. at California University of Pennsylvania);
Series 2000 A, Student Housing RB	6.75%	09/01/20	500	511,250

Series 2000 A, Student Housing RB	6.75%	09/01/32	320	322,301

Philadelphia (City of) Industrial Development Authority (Cathedral Village); Series 2003 A, IDR	6.88%	04/01/34	500	456,470

Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, IDR	6.00%	08/01/35	500	501,125

Philadelphia (City of) Industrial Development Authority (Russell Byers Charter School);
Series 2007 A, IDR	5.15%	05/01/27	1,000	866,640

Series 2007 A, IDR	5.25%	05/01/37	1,000	820,640

Philadelphia (City of) Industrial Development Authority; Series 2007 A, IDR	5.50%	09/15/37	2,700	2,297,970

				29,774,670

Puerto Rico–0.35%
Puerto Rico (Commonwealth of) Sales Tax Financing Corp.; First Sub. Series 2009 A, RB	5.50%	08/01/28	2,250	2,326,838

Rhode Island–0.75%
Rhode Island (State of) Health & Educational Building Corp. (Lifespan Obligated Group);
Series 2009 A, Hospital Financing RB	7.00%	05/15/39	2,500	2,700,475

Series 2009 A, Hospital Financing RB (INS–Assured Guaranty Ltd.)(e)	6.25%	05/15/30	2,000	2,206,000

				4,906,475

South Carolina–1.79%
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2007, Ref. First Mortgage Health Care Facilities RB	5.00%	05/01/14	1,035	1,030,684

Series 2007, Ref. First Mortgage Health Care Facilities RB	5.38%	05/01/21	1,500	1,404,555

Series 2007, Ref. First Mortgage Health Care Facilities RB	5.50%	05/01/28	1,100	958,155

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        AIM High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

South Carolina–(continued)

South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2000 A, Hospital Facilities Improvement RB(b)(c)	7.38%	12/15/10	$800	$860,168

Series 2003 A, Ref. Hospital Facilities RB	6.13%	08/01/23	1,500	1,546,815

Series 2003 A, Ref. Hospital Facilities RB	6.25%	08/01/31	1,570	1,595,512

South Carolina (State of) Jobs-Economic Development Authority (South Carolina Episcopal Home at Still Hopes);
Series 2004 A, Residential Care Facilities RB	6.25%	05/15/25	750	707,100

Series 2004 A, Residential Care Facilities RB	6.38%	05/15/32	1,250	1,118,863

South Carolina (State of) Jobs-Economic Development Authority (The Woodlands at Furman); Series 2007 A, RB	6.00%	11/15/37	2,000	1,439,160

South Carolina (State of) Jobs-Economic Development Authority (Wesley Commons);
Series 2000, First Mortgage Health Facilities RB(b)(c)	7.75%	10/01/10	700	742,609

Series 2000, First Mortgage Health Facilities RB(b)(c)	8.00%	10/01/10	300	318,687

				11,722,308

South Dakota–0.25%
Sioux Falls (City of); Series 2008 A, Tax Increment Allocation RB	5.75%	01/15/28	1,300	1,105,013

South Dakota (State of) Health & Educational Facilities Authority (Westhills Village Retirement Community); Series 2003, RB	5.65%	09/01/23	500	509,385

				1,614,398

Tennessee–0.54%
Blount (County of) Health & Educational Facilities Board (Asbury, Inc.); Series 2007 A, Ref. RB	5.13%	04/01/23	1,690	1,450,155

Davidson and Williamson (Counties of) Harpeth Valley Utilities District; Series 2004, Utilities Improvement RB (INS–National Public Finance Guarantee Corp.)(e)	5.00%	09/01/34	1,000	1,019,390

Johnson City (City of) Health & Educational Facilities Board (Appalachian Christian Village);
Series 2004 A, Retirement Facilities RB	6.00%	02/15/24	500	482,145

Series 2004 A, Retirement Facilities RB	6.25%	02/15/32	600	569,160

				3,520,850

Texas–10.42%
Abilene (City of) Health Facilities Development Corp. (Sears Methodist Retirement System Obligated Group Report); Series 2003 A, Retirement Facilities RB	7.00%	11/15/33	2,400	2,127,816

Atlanta (City of) Hospital Authority; Series 1999, RB	6.70%	08/01/19	470	473,816

Bexar (County of) Housing Finance Corp. (American Opportunity for Housing-Cinnamon Creek Apartments); Sr. Series 2002 A-1, MFH RB	6.85%	12/01/23	750	646,605

Clifton Higher Education Finance Corp. (Tejano Center for Community Concerns, Inc.–Raul Yzaguirre School for Success); Series 2009 A, Ref. RB	9.00%	02/15/38	2,000	2,313,860

Corpus Christi (Port of) Industrial Development Corp. (Valero); Series 1997 C, Ref. IDR	5.40%	04/01/18	605	604,958

Dallas-Fort Worth (Cities of) International Airport Facilities Improvement Corp.; Series 2000 A-3, Ref. RB(f)	9.13%	05/01/29	500	476,300

Decatur (City of) Hospital Authority (Wise Regional Health System);
Series 2004 A, RB	5.63%	09/01/13	1,735	1,824,699

Series 2004 A, RB	7.00%	09/01/25	2,825	2,811,751

Series 2004 A, RB	7.13%	09/01/34	905	900,629

Gulf Coast Waste Disposal Authority (Valero Energy Corp.); Series 2001, RB(f)	6.65%	04/01/32	900	909,189

Harris (County of) Health Facilities Development Corp. (Memorial Hermann Healthcare System); Series 2008 B, Ref. Hospital RB	7.20%	12/01/28	1,000	1,086,400

HFDC of Central Texas, Inc. (Villa de San Antonio); Series 2004 A, RB	6.00%	05/15/25	500	335,890

HFDC of Central Texas, Inc.;
Series 2006 A, Retirement Facilities RB	5.63%	11/01/26	750	648,818

Series 2006 A, Retirement Facilities RB	5.50%	11/01/31	500	400,410

Series 2006 A, Retirement Facilities RB	5.75%	11/01/36	1,000	794,190

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        AIM High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Hidalgo (County of) Health Services Corp. (Mission Hospital, Inc.);
Series 2005, Hospital RB	5.00%	08/15/15	$500	$515,585

Series 2005, Hospital RB	5.00%	08/15/19	700	693,434

Hopkins (County of) Hospital District;
Series 2008, RB	6.00%	02/15/33	1,000	900,170

Series 2008, RB	6.00%	02/15/38	1,000	881,280

Houston (City of) (Continental Airlines, Inc. Terminal E); Series 2001, Airport System Special Facilities RB(f)	6.75%	07/01/29	500	474,995

Houston (City of) Health Facilities Development Corp. (Buckingham Senior Living Community);
Series 2004 A, Retirement Facilities RB(b)(c)	7.00%	02/15/14	300	365,502

Series 2004 A, Retirement Facilities RB(b)(c)	7.00%	02/15/14	750	913,755

Series 2004 A, Retirement Facilities RB(b)(c)	7.13%	02/15/14	450	550,215

La Vernia Higher Education Finance Corp. (Amigos Por Vida/Friends for Life); Series 2008, RB	6.38%	02/15/37	1,635	1,392,709

La Vernia Higher Education Finance Corp. (Kipp Inc.); Series 2009 A, RB	6.25%	08/15/39	250	257,185

La Vernia Higher Education Finance Corp.;
Series 2008 A, RB	6.25%	02/15/17	1,245	1,251,935

Series 2008 A, RB	7.13%	02/15/38	2,000	2,004,060

Lufkin (City of) Health Facilities Development Corp. (Memorial Health System of East Texas);
Series 2007, RB	5.50%	02/15/37	1,000	894,460

Series 2009, Ref. RB	6.25%	02/15/37	2,000	1,981,920

Matagorda (County of) Navigation District No. 1 (Central Power & Light Co.); Series 2001 A, Ref. PCR	6.30%	11/01/29	1,000	1,089,730

Meadow Parc Development, Inc. (Meadow Parc Apartments); Series 1998, MFH RB	6.50%	12/01/30	1,060	879,673

Mesquite (City of) Health Facilities Development Corp. (Christian Care Centers, Inc.); Series 2005, Retirement Facilities RB	5.63%	02/15/35	945	819,532

Midlothian (City of) Development Authority;
Series 2001, Tax Increment Contract Allocation RB(b)(c)	7.88%	05/15/11	1,000	1,107,650

Series 2004, Tax Increment Contract Allocation RB(a)	6.20%	11/15/29	1,000	963,570

North Central Texas Health Facilities Development Corp. (Children’s Medical Center of Dallas); Series 2009, Hospital RB	5.75%	08/15/39	1,500	1,570,185

Pearland (City of) Development Authority; Series 2009, Tax Increment Contract Allocation RB	5.88%	09/01/29	805	835,823

Pharr (City of) Higher Education Finance Authority (Idea Public Schools);
Series 2009 A, RB	6.25%	08/15/29	570	584,717

Series 2009 A, RB	6.50%	08/15/39	2,320	2,377,559

Tarrant (County of) Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.);
Series 2007, Retirement Facilities RB	5.63%	11/15/27	1,500	1,371,750

Series 2007, Retirement Facilities RB	5.75%	11/15/37	3,500	3,098,760

Tarrant (County of) Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, Retirement Facilities RB	5.25%	02/15/17	1,150	1,027,008

Series 2007, Retirement Facilities RB	5.75%	02/15/25	1,500	1,247,325

Series 2007, Retirement Facilities RB	5.75%	02/15/29	1,600	1,275,264

Series 2009 A, Retirement Facilities RB	8.00%	02/15/38	1,350	1,335,380

Tarrant (County of) Cultural Education Facilities Finance Corp. (Mirador); Series 2010 A, Retirement Facilities RB	8.00%	11/15/29	1,500	1,489,425

Tarrant (County of) Cultural Education Facilities Finance Corp. (Mirador); Series 2010 A, Retirement Facilities RB	8.13%	11/15/39	1,000	986,340

Tarrant (County of) Cultural Education Facilities Finance Corp. (Northwest Senior Housing Corp.-Edgemere);
Series 2006 A, Retirement Facilities RB	6.00%	11/15/26	1,200	1,129,920

Series 2006 A, Retirement Facilities RB	6.00%	11/15/36	2,000	1,779,240

Tarrant (County of) Cultural Education Facilities Finance Corp. (Senior Living Center);
Series 2009 A, Retirement Facilities RB	8.25%	11/15/29	2,135	2,152,977

Series 2009 A, Retirement Facilities RB	8.25%	11/15/39	1,000	992,130

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        AIM High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Travis (County of) Health Facilities Development Corp. (Querencia Barton Creek);
Series 2005, Retirement Facilities RB	5.50%	11/15/25	$1,650	$1,456,240

Series 2005, Retirement Facilities RB	5.65%	11/15/35	1,250	1,009,550

Travis (County of) Health Facilities Development Corp. (Westminster Manor); Series 2010, Retirement Facilities RB	7.00%	11/01/30	2,500	2,512,700

University of Houston (Consolidated System); Series 2009 A, Ref. RB	5.00%	02/15/34	2,000	2,067,140

Uptown Development Authority (Infrastructure Improvement Facilities);
Series 2009, Tax Incremental Contract Allocation RB	5.38%	09/01/25	465	463,303

Series 2009, Tax Incremental Contract Allocation RB	5.50%	09/01/29	2,250	2,231,370

Woodhill Public Facilities Corp. (Woodhill Apartments); Series 1999, MFH RB	7.50%	12/01/29	1,000	1,001,780

				68,288,577

Utah–2.94%
Provo (City of) (Freedom Academy Foundation); Series 2007, Charter School RB	5.50%	06/15/37	1,450	1,096,113

Utah (County of) (Lakeview Academy); Series 2007 A, Charter School RB	5.63%	07/15/37	2,200	1,735,712

Utah (County of) (Renaissance Academy);
Series 2007 A, Charter School RB	5.35%	07/15/17	1,000	925,560

Series 2007 A, Charter School RB	5.63%	07/15/37	1,350	1,065,096

Utah (County of) (Ronald Wilson Reagan Academy);
Series 2007 A, Charter School RB	5.75%	02/15/22	340	306,432

Series 2007 A, Charter School RB	6.00%	02/15/38	2,710	2,250,655

Utah (State of) Charter School Finance Authority (Channing Hall);
Series 2007 A, RB(a)	5.88%	07/15/27	780	682,547

Series 2007 A, RB(a)	6.00%	07/15/37	2,100	1,748,334

Utah (State of) Charter School Finance Authority (George Washington Academy);
Series 2008 A, RB	6.75%	07/15/28	1,340	1,280,893

Series 2008 A, RB	7.00%	07/15/40	1,690	1,594,920

Utah (State of) Charter School Finance Authority (Rockwell Charter High School); Series 2008 A, RB	7.00%	08/15/38	2,000	1,497,280

Utah (State of) Charter School Finance Authority (Summit Academy); Series 2007 A, RB	5.80%	06/15/38	3,800	3,368,168

West Valley City (City of) (Monticello Academy); Series 2007, Ref. Charter School RB(a)	6.38%	06/01/37	2,000	1,745,200

				19,296,910

Virginia–1.92%
Chesterfield (County of) Health Center Commission (Lucy Corr Village);
Series 2008 A, Residential Care Facilities RB	6.13%	12/01/30	2,000	1,943,760

Series 2008 A, Residential Care Facilities RB	6.25%	12/01/38	2,000	1,892,880

Henrico (County of) Economic Development Authority (Virginia United Methodist Homes); Series 2002 A, Ref. Residential Care Facilities RB	6.50%	06/01/22	750	758,685

Lexington (City of) Industrial Development Authority (Kendall at Lexington);
Series 2007 A, Residential Care Facilities Mortgage IDR	5.25%	01/01/21	895	800,766

Series 2007 A, Residential Care Facilities Mortgage IDR	5.38%	01/01/22	780	698,685

Series 2007 A, Residential Care Facilities Mortgage IDR	5.38%	01/01/23	425	373,222

Series 2007 A, Residential Care Facilities Mortgage IDR	5.38%	01/01/28	500	420,205

Series 2007 A, Residential Care Facilities Mortgage IDR	5.50%	01/01/37	1,300	1,041,469

Lynchburg (City of) Industrial Development Authority (The Summit); Series 2002 A, Residential Care Facilities Mortgage IDR	6.25%	01/01/28	500	436,340

Norfolk (City of) Redevelopment & Housing Authority (Fort Norfolk Retirement Community, Inc.-Harbor’s Edge); Series 2004 A, First Mortgage RB	6.00%	01/01/25	500	450,395

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        AIM High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Virginia–(continued)

Peninsula Ports Authority (Virginia Baptist Homes);
Series 2003 A, Residential Care Facilities RB(b)(c)	7.38%	12/01/13	$500	$610,425

Series 2006 C, Ref. Residential Care Facilities RB	5.38%	12/01/26	1,000	617,730

Series 2006 C, Ref. Residential Care Facilities RB	5.40%	12/01/33	1,000	611,360

Peninsula Town Center Community Development Authority, Series 2007, Special Obligations RB	6.35%	09/01/28	1,000	972,450

Series 2007, Special Obligations RB	6.45%	09/01/37	1,000	955,500

				12,583,872

Washington–1.36%
Klickitat (County of) Public Hospital District No. 2 (Skyline Hospital); Series 2007, RB	6.50%	12/01/38	2,000	1,786,540

Skagit (County of) Public Hospital District No. 1 (Skagit Valley Hospital); Series 2007, RB	5.75%	12/01/28	1,250	1,244,200

Washington (State of) Health Care Facilities Authority (Multi-Care Health System); Series 2007 B, RB (INS–Financial Security Assurance Inc.)(e)	5.00%	08/15/41	1,000	972,180

Washington (State of) Health Care Facilities Authority (Seattle Cancer Care Alliance); Series 2009, RB	7.38%	03/01/38	500	554,300

Washington (State of) Health Care Facilities Authority (Swedish Health Services); Series 2009 A, RB	6.50%	11/15/33	1,500	1,570,320

Washington (State of) Health Care Facilities Authority; Series 2007 C, RB (INS–Radian Asset Assurance, Inc.)(e)	5.50%	08/15/42	3,000	2,770,560

				8,898,100

West Virginia–1.28%
Harrison (County of) Commission (Charles Pointe No. 2);
Series 2008 A, Ref. Tax Increment Allocation RB	7.00%	06/01/35	1,500	1,256,580

Series 2008 B, Ref. Tax Increment Allocation RB	7.00%	06/01/28	1,000	879,510

West Virginia (State of) Hospital Finance Authority (Thomas Health System);
Series 2008, RB	6.50%	10/01/38	5,000	4,669,050

Series 2008, RB	6.75%	10/01/43	1,650	1,582,399

				8,387,539

Wisconsin–3.38%
Milwaukee (City of) Redevelopment Authority (Academy of Learning & Leadership, Inc.); Series 2007 A, Education RB	5.50%	08/01/22	300	252,444

Milwaukee (City of) Redevelopment Authority (Milwaukee Science Education Consortium, Inc.); Series 2005 A, RB	5.75%	08/01/35	1,815	1,504,399

Wisconsin (State of) Health & Educational Facilities Authority (AE Nursing Centers);
Series 2008, RB	7.15%	06/01/28	1,100	1,043,075

Series 2008, RB	7.25%	06/01/38	1,000	918,360

Wisconsin (State of) Health & Educational Facilities Authority (Beaver Dam Community Hospitals, Inc.);
Series 2004 A, RB	6.50%	08/15/26	250	250,473

Series 2004 A, RB	6.75%	08/15/34	950	951,776

Wisconsin (State of) Health & Educational Facilities Authority (Community Memorial Hospital, Inc.); Series 2003, RB	7.13%	01/15/22	945	940,785

Wisconsin (State of) Health & Educational Facilities Authority (Community Rehabilitation Providers Facilities Acquisition Program); Series 1998, RB	6.88%	12/01/23	200	189,106

Wisconsin (State of) Health & Educational Facilities Authority (Eastcastle Place, Inc.);
Series 2004, RB	6.00%	12/01/24	500	466,115

Series 2004, RB	6.13%	12/01/34	1,000	850,280

Wisconsin (State of) Health & Educational Facilities Authority (Froedtert & Community Health Inc. Obligated Group); Series 2009, RB	5.00%	04/01/34	2,000	1,983,300

Wisconsin (State of) Health & Educational Facilities Authority (Marshfield Clinic); Series 2001 B, RB	6.00%	02/15/25	2,000	2,016,460

Wisconsin (State of) Health & Educational Facilities Authority (New Castle Place); Series 2001 A, RB	7.00%	12/01/31	250	240,268

Wisconsin (State of) Health & Educational Facilities Authority (Oakwood Village); Series 2000 A, RB(c)	7.63%	08/15/30	1,000	1,013,830

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        AIM High Income Municipal Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Wisconsin–(continued)

Wisconsin (State of) Health & Educational Facilities Authority (Southwest Health Center);
Series 2004 A, RB	6.13%	04/01/24	$260	$261,427

Series 2004 A, RB	6.25%	04/01/34	1,025	991,513

Wisconsin (State of) Health & Educational Facilities Authority (St. John’s Community Inc.);
Series 2009 A, RB	7.25%	09/15/29	2,000	2,048,980

Series 2009 A, RB	7.63%	09/15/39	1,000	1,036,750

Wisconsin (State of) Health & Educational Facilities Authority (Tomah Memorial Hospital, Inc.);
Series 2003, RB	6.00%	07/01/15	100	101,868

Series 2003, RB	6.13%	07/01/16	150	149,496

Series 2003, RB	6.63%	07/01/28	750	728,250

Wisconsin (State of) Health & Educational Facilities Authority (Wisconsin Illinois Senior Housing, Inc.);
Series 2006, Ref. RB	5.50%	08/01/16	2,020	1,995,215

Series 2006, Ref. RB	5.80%	08/01/29	2,400	2,218,464

				22,152,634

Wyoming–0.08%
Teton (County of) Hospital District (St. John’s Medical Center); Series 2002, RB	6.75%	12/01/22	500	502,390

TOTAL INVESTMENTS(j)--98.59% (Cost $699,291,018)				646,205,124

OTHER ASSETS LESS LIABILITIES–1.41%				9,231,325

NET ASSETS–100.00%				$655,436,449

Investment Abbreviations:

GO	– General Obligation Bonds
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LOC	– Letter of Credit
MFH	– Multi-Family Housing
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref	– Refunding
Sr.	– Senior
TAN	– Tax Anticipation Notes
Sub.	– Subordinated
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2010 was $20,997,611, which represented 3.20% of the Fund’s Net Assets.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2010 was $7,167,782, which represented 1.09% of the Fund’s Net Assets
(e)	Principal and/or interest payments are secured by the bond insurance company listed.
(f)	Security subject to the alternative minimum tax.
(g)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2010.
(h)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(i)	Security is considered a cash equivalent.
(j)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28        AIM High Income Municipal Fund

Statement of Assets and Liabilities

February 28, 2010

Assets:
Investments, at value (Cost $699,291,018)	$646,205,124

Receivables for:
Investments sold	1,075,000

Fund shares sold	2,806,583

Interest	11,120,399

Fund expenses absorbed	9,496

Investment for trustee deferred compensation and retirement plans	28,986

Other assets	24,513

Total assets	661,270,101

Liabilities:
Payables for:
Investments purchased	2,458,455

Fund shares reacquired	1,774,465

Amount due custodian	185,572

Dividends	1,007,005

Accrued fees to affiliates	275,200

Accrued other operating expenses	63,256

Trustee deferred compensation and retirement plans	69,699

Total liabilities	5,833,652

Net assets applicable to shares outstanding	$655,436,449

Net assets consist of:
Shares of beneficial interest	$762,506,861

Undistributed net investment income	1,129,978

Undistributed net realized gain (loss)	(55,114,496)

Unrealized appreciation (depreciation)	(53,085,894)

$655,436,449

Net Assets:
Class A	$385,638,003

Class B	$20,192,806

Class C	$146,706,561

Class Y	$49,800,118

Institutional Class	$53,098,961

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	50,707,836

Class B	2,651,935

Class C	19,280,916

Class Y	6,540,266

Institutional Class	6,980,475

Class A:
Net asset value per share	$7.61

Maximum offering price per share
(Net asset value of $7.61 divided by 95.25%)	$7.99

Class B:
Net asset value and offering price per share	$7.61

Class C:
Net asset value and offering price per share	$7.61

Class Y:
Net asset value and offering price per share	$7.61

Institutional Class:
Net asset value and offering price per share	$7.61

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29        AIM High Income Municipal Fund

Statement of Operations

For the period April 1, 2009 through February 28, 2010 and the year ended March 31, 2009

	Eleven months ended	Year ended
	February 28,	March 31,
	2010	2009

Investment income:
Interest	$37,318,584	$39,302,577

Expenses:
Advisory fees	3,184,741	3,418,808

Administrative services fees	160,216	167,363

Custodian fees	21,689	31,268

Distribution fees:
Class A	818,335	917,415

Class B	178,978	229,708

Class C	1,120,880	1,005,443

Transfer agent fees — A, B, C and Y	244,202	252,274

Transfer agent fees — Institutional	46,635	57,733

Trustees’ and officers’ fees and benefits	31,901	34,165

Other	240,289	322,375

Total expenses	6,047,866	6,436,552

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(977,143)	(1,405,309)

Net expenses	5,070,723	5,031,243

Net investment income	32,247,861	34,271,334

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(9,898,657)	(26,973,935)

Change in net unrealized appreciation (depreciation) of investment securities	101,796,800	(119,029,870)

Net realized and unrealized gain (loss)	91,898,143	(146,003,805)

Net increase (decrease) in net assets resulting from operations	$124,146,004	$(111,732,471)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30        AIM High Income Municipal Fund

Statement of Changes in Net Assets

For the period April 1, 2009 through February 28, 2010 and the years ended March 31, 2009 and
2008

	Eleven months ended	Year ended	Year ended
	February 28,	March 31,	March 31,
	2010	2009	2008

Operations:
Net investment income	$32,247,861	$34,271,334	$30,479,591

Net realized gain (loss)	(9,898,657)	(26,973,935)	(12,431,457)

Change in net unrealized appreciation (depreciation)	101,796,800	(119,029,870)	(56,771,345)

Net increase (decrease) in net assets resulting from operations	124,146,004	(111,732,471)	(38,723,211)

Distributions to shareholders from net investment income:
Class A	(20,281,892)	(21,958,475)	(20,468,035)

Class B	(982,546)	(1,195,315)	(1,468,673)

Class C	(6,093,451)	(5,260,406)	(4,337,144)

Class Y	(2,169,403)	(470,291)	—

Institutional Class	(2,985,252)	(4,890,134)	(3,745,754)

Total distributions from net investment income	(32,512,544)	(33,774,621)	(30,019,606)

Share transactions-net:
Class A	16,393,034	17,990,381	82,481,313

Class B	(832,204)	(4,140,540)	(8,048,601)

Class C	36,379,832	19,165,107	27,982,290

Class Y	30,377,248	16,445,547	—

Institutional Class	(5,514,332)	(17,187,361)	46,690,073

Net increase in net assets resulting from share transactions	76,803,578	32,273,134	149,105,075

Net increase (decrease) in net assets	168,437,038	(113,233,958)	80,362,258

Net assets:
Beginning of year	486,999,411	600,233,369	519,871,111

End of year (includes undistributed net investment income of $1,129,978, $1,394,612 and $897,899, respectively)	$655,436,449	$486,999,411	$600,233,369

Notes to Financial Statements

February 28, 2010

NOTE 1—Significant Accounting Policies

AIM High Income Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Effective February 28, 2010, the Fund’s fiscal year-end changed from March 31 to February 28.
  The Fund’s investment objective is to achieve a high a level of current income that is exempt from federal income taxes.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The Fund is offered on a limited basis to certain investors. The limited offering is subject to the terms and conditions set forth in the prospectus, and the Fund may cease the limited offering and/or resume sales to other new investors on a future date if the advisor determines it is appropriate and the Board of Trustees approves.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

31        AIM High Income Municipal Fund

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.

32        AIM High Income Municipal Fund

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
The value of, payment of interest on, repayment of principal for and the ability of the Fund to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers in which the Fund invests are located.
Many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.60%

Over $500 million up to and including $1 billion	0.55%

Over $1 billion up to and including $1.5 billion	0.50%

Over $1.5 billion	0.45%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Institutional Class shares to 0.80%, 1.55%, 1.55%, 0.55% and 0.55% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time.
  For the period April 1, 2009 to February 28, 2010, the Adviser waived advisory fees $686,306 and reimbursed class level expenses of $161,312, $8,820, $55,238, $16,795 and $46,635 of Class A, Class B, Class C, Class Y and Institutional Class shares, respectively. For the year ended March 31, 2009, the Adviser waived advisory fees $1,094,764 and reimbursed class level expenses of $184,023, $11,519, $50,420, $4,281 and $57,733 of Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the period April 1, 2009 to February 28, 2010 and the year ended March 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $0 and $538, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period April 1, 2009 to February 28, 2010 and the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period April 1, 2009 to February 28, 2010 and the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the

33        AIM High Income Municipal Fund

Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the period April 1, 2009 to February 28, 2010 and the year ended March 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period April 1, 2009 to February 28, 2010, IADI advised the Fund that IADI retained $127,077 in front-end sales commissions from the sale of Class A shares and $11,180, $16,893 and $27,964 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended March 31, 2009, IADI advised the Fund that IADI retained $163,740 in front-end sales commissions from the sale of Class A shares and $48,865, $50,080 and $28,674 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$646,205,124	$—	$646,205,124

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the period April 1, 2009 to February 28, 2010, the Fund engaged in securities purchases of $4,550,623 and securities sales of $4,350,528. For the year ended March 31, 2009, the Fund engaged in securities purchases of $30,747,915 and securities sales of $29,860,388.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period April 1, 2009 to February 28, 2010 and the year ended March 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,037 and $2,031, respectively.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

34        AIM High Income Municipal Fund

  During the period April 1, 2009 to February 28, 2010 and the year ended March 31, 2009, the Fund paid legal fees of $2,867 and $6,013, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period April 1, 2009 to February 28, 2010 and the Years Ended March 31, 2009 and 2008:

	2010	2009	2008

Ordinary income	$1,131	$4,489	$1,678

Ordinary income-tax exempt	32,511,413	33,770,132	30,017,928

Total distributions	$32,512,544	$33,774,621	$30,019,606

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$1,126,188

Net unrealized appreciation (depreciation) — investments	(53,009,667)

Temporary book/tax differences	(72,437)

Capital loss carryforward	(53,137,118)

Post-October deferrals	(1,977,378)

Shares of beneficial interest	762,506,861

Total net assets	$655,436,449

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to defaulted securities and bond premium amortization.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of February 28, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2011	$972,821

February 28, 2012	1,072,111

February 28, 2013	2,599,981

February 28, 2014	376,854

February 28, 2015	622,423

February 28, 2016	4,837,280

February 28, 2017	14,375,305

February 28, 2018	28,280,343

Total capital loss carryforward	$53,137,118

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

35        AIM High Income Municipal Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period April 1, 2009 to February 28, 2010 was $111,367,557 and $42,803,932, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$14,031,846

Aggregate unrealized (depreciation) of investment securities	(67,041,513)

Net unrealized appreciation (depreciation) of investment securities	$(53,009,667)

Cost of investments for tax purposes is $699,214,791.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 28, 2010, undistributed net investment income was increased by $49, undistributed net realized gain (loss) was increased by $3,255,410 and shares of beneficial interest decreased by $3,255,459. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Eleven months ended February 28,		Years ended March 31,
	2010(a)		2009		2008
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	15,665,759	$111,585,560	21,013,893	$154,988,660	29,106,407	$258,022,679

Class B	528,387	3,795,101	511,324	3,827,007	516,909	4,619,453

Class C	7,220,821	51,964,893	6,263,920	47,413,934	6,121,408	54,574,112

Class Y(b)	5,082,023	35,289,246	2,270,249	17,140,130	—	—

Institutional Class	2,200,792	15,873,775	2,581,337	19,166,377	5,635,118	49,107,973

Issued as reinvestment of dividends:
Class A	1,723,011	12,440,687	1,842,877	13,353,674	1,360,638	11,814,457

Class B	75,850	558,255	75,025	539,333	70,867	617,692

Class C	550,311	3,988,501	487,859	3,498,074	320,290	2,780,041

Class Y	176,185	1,292,432	47,741	308,996	—	—

Institutional Class	405,440	2,902,117	478,320	3,444,464	286,723	2,477,814

Automatic conversion of Class B shares to Class A shares:
Class A	334,518	2,386,335	441,071	3,200,774	409,635	3,576,397

Class B	(334,075)	(2,386,335)	(440,494)	(3,200,774)	(409,247)	(3,576,397)

Reacquired:
Class A(b)	(15,372,357)	(110,019,548)	(21,943,013)	(153,552,727)	(21,964,011)	(190,932,220)

Class B	(383,640)	(2,799,225)	(712,799)	(5,306,106)	(1,110,227)	(9,709,349)

Class C	(2,690,568)	(19,573,562)	(4,425,111)	(31,746,901)	(3,382,887)	(29,371,863)

Class Y	(888,140)	(6,204,430)	(147,792)	(1,003,579)	—	—

Institutional Class	(3,488,041)	(24,290,224)	(6,179,096)	(39,798,202)	(563,768)	(4,895,714)

Net increase in share activity	10,806,276	$76,803,578	2,165,311	$32,273,134	16,397,855	$149,105,075

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	2,038,098	$15,550,688

Class A	(2,038,098)	(15,550,688)

36        AIM High Income Municipal Fund

NOTE 12—Subsequent Event

Effective April 30, 2010, any and all references to “AIM” or “Invesco Aim” will be changed to “Invesco”.

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
				Net gains						expenses		expenses
				(losses)						to average		to average net		Ratio of net
	Net asset			on securities		Dividends				net assets		assets without		investment
	value,	Net		(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Eleven months ended 02/28/10	$6.46	$0.40	(c)	$1.16	$1.56	$(0.41)	$7.61	24.65%	$385,638	0.80	%(d)	0.98	%(d)	6.14	%(d)	8%
Year ended 03/31/09	8.20	0.45	(c)	(1.74)	(1.29)	(0.45)	6.46	(16.21)	312,444	0.75		0.99		6.07		22
Year ended 03/31/08	9.15	0.45		(0.96)	(0.51)	(0.44)	8.20	(5.70)	385,396	0.70		0.98		5.13		23
Year ended 03/31/07	8.97	0.45		0.17	0.62	(0.44)	9.15	7.11	348,602	0.65		1.01		4.99		10
Year ended 03/31/06	8.76	0.47		0.21	0.68	(0.47)	8.97	7.92	247,296	0.56		1.03		5.18		16
Year ended 03/31/05	8.73	0.51		0.04	0.55	(0.52)	8.76	6.51	132,996	0.55		1.08		5.83		12

Class B
Eleven months ended 02/28/10	6.47	0.36	(c)	1.14	1.50	(0.36)	7.61	23.64	20,193	1.55	(d)	1.73	(d)	5.39	(d)	8
Year ended 03/31/09	8.21	0.40	(c)	(1.75)	(1.35)	(0.39)	6.47	(16.85)	17,894	1.50		1.74		5.32		22
Year ended 03/31/08	9.16	0.39		(0.96)	(0.57)	(0.38)	8.21	(6.39)	27,354	1.45		1.73		4.38		23
Year ended 03/31/07	8.98	0.38		0.18	0.56	(0.38)	9.16	6.31	39,066	1.40		1.76		4.24		10
Year ended 03/31/06	8.77	0.40		0.21	0.61	(0.40)	8.98	7.12	45,422	1.31		1.78		4.43		16
Year ended 03/31/05	8.74	0.44		0.05	0.49	(0.46)	8.77	5.73	46,429	1.30		1.83		5.08		12

Class C
Eleven months ended 02/28/10	6.47	0.36	(c)	1.14	1.50	(0.36)	7.61	23.64	146,707	1.55	(d)	1.73	(d)	5.39	(d)	8
Year ended 03/31/09	8.20	0.39	(c)	(1.73)	(1.34)	(0.39)	6.47	(16.75)	91,821	1.50		1.74		5.32		22
Year ended 03/31/08	9.16	0.38		(0.96)	(0.58)	(0.38)	8.20	(6.51)	97,388	1.45		1.73		4.38		23
Year ended 03/31/07	8.97	0.38		0.19	0.57	(0.38)	9.16	6.43	80,702	1.40		1.76		4.24		10
Year ended 03/31/06	8.77	0.40		0.20	0.60	(0.40)	8.97	7.01	56,763	1.31		1.78		4.43		16
Year ended 03/31/05	8.74	0.44		0.05	0.49	(0.46)	8.77	5.73	33,114	1.30		1.83		5.08		12

Class Y
Eleven months ended 02/28/10	6.47	0.43	(c)	1.13	1.56	(0.42)	7.61	24.72	49,800	0.55	(d)	0.73	(d)	6.39	(d)	8
Year ended 03/31/09(e)	7.63	0.20	(c)	(1.13)	(0.93)	(0.23)	6.47	(12.21)	14,033	0.51	(f)	0.78	(f)	6.31	(f)	22

Institutional Class
Eleven months ended 02/28/10	6.46	0.42	(c)	1.15	1.57	(0.42)	7.61	24.92	53,099	0.55	(d)	0.78	(d)	6.39	(d)	8
Year ended 03/31/09	8.20	0.47	(c)	(1.75)	(1.28)	(0.46)	6.46	(15.99)	50,807	0.50		0.76		6.32		22
Year ended 03/31/08	9.16	0.47		(0.96)	(0.49)	(0.47)	8.20	(5.56)	90,096	0.45		0.75		5.38		23
Year ended 03/31/07(e)	8.98	0.32		0.17	0.49	(0.31)	9.16	5.53	51,501	0.40	(f)	0.77	(f)	5.24	(f)	10

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $357,715, $19,559, $122,491, $37,243 and $50,324 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008 and July 31, 2006 for Class Y and Institutional Class shares, respectively.
(f)	Annualized.

37        AIM High Income Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds
and Shareholders of AIM High Income Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM High Income Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds, hereafter referred to as the “Fund”) at February 28, 2010, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 9, 2010
Houston, Texas

38        AIM High Income Municipal Fund

Calculating Your Ongoing Fund Expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2009 through February 28, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/09)	(02/28/10)[1]	Period[2]	(02/28/10)	Period[2]	Ratio
A	$1,000.00	$1,114.70	$4.19	$1,020.83	$4.01	0.80%

B	1,000.00	1,109.20	8.11	1,017.11	7.75	1.55

C	1,000.00	1,109.20	8.11	1,017.11	7.75	1.55

Y	1,000.00	1,114.40	2.88	1,022.07	2.76	0.55

Institutional	1,000.00	1,116.00	2.89	1,022.07	2.76	0.55

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2009 through February 28, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

39        AIM High Income Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2010:
  Federal and State Income Tax

Tax-Exempt Interest Dividends* 100%
  * The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

40        AIM High Income Municipal Fund

Trustees and Officers
The address of each trustee and officer of AIM Tax-Exempt Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only) Formerly: Director, Invesco Aim Distributors, Inc. (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider)	ACE Limited (insurance company); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers – (continued)

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee

Other Officers Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC Formerly: Director, Invesco Aim Distributors, Inc.; Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, The AIM Family of Funds®; and Trustee PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust. Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®; and PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.	N/A
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Aim Investment Services, Inc.	Bank of New York Mellon
2600 One Commerce Square	1177 Avenue of the Americas	P.O. Box 4739	2 Hanson Place
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77210-4739	Brooklyn, NY 11217-1431

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website — invescoaim.com. More detail is available to you at that site.
Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Proxy Voting Search. The information is also available on the SEC website, sec.gov.
     If used after July 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
     On or about April 30, 2010, Invesco Aim Distributors, Inc. becomes Invesco Distributors, Inc., Invesco Aim Investment Services, Inc. becomes Invesco Investment Services, Inc., and AIM funds become Invesco funds. In addition, invescoaim.com becomes invesco.com.
HIM-AR-1      Invesco Aim Distributors, Inc.

Invesco

Annual Report to Shareholders

February 28, 2010

AIM Tax-Exempt Cash Fund

2	Letters to Shareholders
4	Management Discussion
5	Facts about your Fund
6	Supplemental Information
7	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
18	Financial Highlights
19	Auditor’s Report
20	Fund Expenses
21	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Philip Taylor
Dear Shareholders:
Always unpredictable, equity markets have been highly volatile in recent years. So far in 2010, markets have been somewhat choppy — reacting to short-term news without establishing a clear, long-term direction.
     Like the future direction of equity markets, the health of the U.S. economy was also open to debate. By February 28, 2010, the U.S. economy had ended its year-long contraction and had enjoyed two quarters of healthy expansion. While most indicators suggested recovery was slowly taking hold, the unemployment rate remained high by historical standards — and the durability of the recovery and the speed with which unemployment might normalize was uncertain.
Increased communication
Unpredictable and volatile markets, together with economic uncertainty, caused many of you to seek information relative to your investments in recent months. Some of you contacted your financial advisers to ask questions and obtain guidance. Others visited our website, invescoaim.com, where we offer timely market commentary, investor education information and sector updates. In particular, I recommend the Investment Perspectives articles featured on our home page; they are written by Invesco Aim’s investment professionals and cover a wide range of topics that are updated regularly.
     Also at invescoaim.com, you can access your Fund’s latest quarterly commentary. Simply click on Mutual Funds inside the Financial Products box. Then, in the Fund Information box, click on Quarterly Commentary and select your Fund.
     Timely information — like that available at our website — together with the advice and guidance of a trusted financial adviser can be especially important in uncertain times. Market volatility and economic uncertainty are two factors that can prompt investors to abandon their long-term saving and investment plans. A financial adviser can show you just how costly that could be over the long term — and can explain that saving more and investing more regularly is a time-tested way to build a solid portfolio. He or she can help you identify appropriate investments, given your individual risk tolerance, time horizon and investment goals.
Fund names and our corporate name are changing
In the months ahead, you’ll begin to see signs, small and large, of changes to our fund and corporate names. For example, the name “Aim” will no longer be part of our branding, so our logo graphic will be “Invesco” rather than “Invesco Aim” and your “AIM” fund soon will be renamed an Invesco fund. (For example, AIM Charter Fund will become Invesco Charter Fund.) And effective April 30, our Web address will change from invescoaim.com to invesco.com. These changes are the next steps in our rebranding process begun two years ago, when for our corporate name we added “Invesco” in front of “Aim.” The marketplace now widely recognizes that Aim is part of Invesco, and thus it’s time for us to formally acknowledge that connection.
     While market conditions change from time to time, our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service will not.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a question or comment for me, please email me at phil@invesco.com.
Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
2     AIM Tax-Exempt Cash Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees — Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting — whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3     AIM Tax-Exempt Cash Fund

Management’s Discussion of Fund Performance
This annual report on the performance of AIM Tax-Exempt Cash Fund covers the 11 months ended February 28, 2010.
     The seven-day SEC yields (and their taxable equivalents) for your Fund’s various share classes appear nearby. As of February 28, 2010, the Fund had 55 holdings, its net assets totaled $47.7 million and its weighted average maturity was 26 days.
How we invest
We seek to provide as high a level of tax-exempt income as is consistent with preservation of capital and maintenance of liquidity. We invest in high-quality, short-term municipal obligations, focusing on:
■	Safety, or preservation of capital, through rigorous credit analysis.
■	Liquidity, through a combination of short-term cash management vehicles and selective use of longer maturity investments.

■	Yield that is exempt from federal income tax.
     The overall portfolio’s structure depends on the supply and availability of municipal securities. Liquidity is managed using daily and weekly variable-rate demand notes. We may sell a security when there has been a negative change in an issuer’s credit quality or because we can earn a higher yield elsewhere.
     Because we do not purchase securities that generate taxable income or that are subject to the alternative minimum tax, we expect the Fund to generate fully tax-exempt income.
Market conditions affecting money market funds
For much of the period covered by this report, economic uncertainty caused investors to seek out relatively safe, liquid and short-term investments. Heightened demand for such investments caused their yields to decline from already low rates.
     Turmoil in the credit markets, sharp declines in stock markets around the world and uncertainty about the strength of the U.S. and global economies peaked in early 2009. By March 2009, however, the unprecedented, coordinated actions of governments and central banks around the world appeared to have averted catastrophe, and equity markets rebounded strongly. They continued to rise virtually uninterrupted for the remainder of 2009.
     Even after credit markets calmed somewhat and stock markets bottomed, many risk-averse investors continued to favor cash or cash equivalents — particularly U.S. Treasury securities.
     After four quarters of contraction, the U.S. economy began to expand in the third quarter of 2009. Gross domestic product, the broadest measure of overall economic activity, grew at an annualized rate of 2.2% in the third quarter of 2009, its strongest performance in two years, and at an even stronger 5.6% annualized rate in the fourth quarter.1
     In January 2010, the U.S. Federal Reserve (the Fed) cited several hopeful signs that economic activity was picking up. In its first monetary policy release of 2010, the Fed reported:2
■	Economic activity continued to strengthen, and deterioration in the labor market lessened.

■	Household spending expanded moderately but remained constrained by a weak labor market, modest income growth, lower housing wealth and tight credit.

■	Business spending on equipment and software appeared to be rising — but employers remained reluctant to expand their payrolls.
     Overall, the Fed said, “financial market conditions remain supportive of economic growth.”2
     Nonetheless, unemployment statistics cast a pall over data that suggested that the U.S. economy was improving. The nation’s unemployment rate rose sharply in 2009 and stood at 9.7% in February 2010.3 Employment insecurity caused many Americans to spend less and save more than in the recent past; one government survey estimated that Americans were saving more than four percent of their disposable personal income in the fourth quarter of 2009 — a high rate, by historical standards.1
     In recent months, yields on short-term Treasury bills generally declined while yields on long-term Treasury bonds generally rose. As of February 28, 2010, three-month Treasury bills yielded just 0.13% while 30-year Treasury bonds yielded 4.53%.4 Low yields on short-term Treasuries were due chiefly to the Fed’s stimulative monetary policies — as well as strong investor demand for relatively safe, liquid and short-term investments during a period of economic uncertainty. Because money market funds invest in such securities, the yield you earned on your investment in AIM Tax-Exempt Cash Fund remained low throughout the period covered by this report.
     On a positive note, the yield curve was positive (meaning that short-term yields were lower than longer-term yields) at the close of the reporting period, having gradually steepened in recent months. (A yield curve is a graph that shows the yields of similarly rated fixed income investments according to their maturities.) While no one can predict the future performance of the economy, positive and steepening yield curves historically have signaled relative economic health and expansion.
     Thank you for investing with us.

1	Bureau of Economic Analysis

2	U.S. Federal Reserve

3	Bureau of Labor Statistics

4	Barclays Capital
Team managed by Invesco Advisers, Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
4     AIM Tax-Exempt Cash Fund

Facts about your Fund
Portfolio Composition by Maturity
In days, as of 2/28/10

1—7	87.7%
8—30	0.0
31—90	1.4
91—180	7.2
181+	3.7
The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.
AIM Tax-Exempt Cash Fund 7-Day SEC Yields
As of 2/28/10

				Taxable Equivalent
			7-Day SEC Yield	7-Day SEC Yield
			Had Fees Not	Had Fees Not
			Been Waived	Been Waived
		Taxable Equivalent	and/or Expenses	and/or Expenses
	7-Day SEC Yield	7-Day SEC Yield*	Reimbursed	Reimbursed*

Class A Shares	0.02%	0.03%	-0.13%	-0.20%
Class Y Shares	0.02	0.03	0.02	0.03
Investor Class Shares	0.02	0.03	0.02	0.03

*	Based on the highest personal income tax rate in effect on February 28, 2010 of 35%.

Yields will fluctuate.

Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.
Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invescoaim.com for the most recent month-end performance.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and is not a deposit or other obligation of, or guaranteed by, a depository institution. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
5     AIM Tax-Exempt Cash Fund

AIM Tax-Exempt Cash Fund’s investment objective is to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity.
■	Unless otherwise stated, information presented in this report is as of February 28, 2010, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
About share classes
■	Class Y shares are available to only certain investors. Please see the prospectus for more information
■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.
Principal risks of investing in the Fund
■	Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Funds.
■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.
■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.
■	U.S.-dollar-denominated securities that carry foreign-credit exposure may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.
■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.
■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.
■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
■	The prices of securities held by the Fund may decline in response to market risks.
■	The value of, payment of interest on and repayment of principal for the Fund as well as the Fund’s ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions where the issuers in which the Fund invests are located.
■	The tax-exempt character of the interest paid on synthetic municipal securities is based on the tax-exempt income stream from the collateral. The Internal Revenue Service has not ruled on this issue and could deem income derived from synthetic municipal securities to be taxable.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Fund Nasdaq Symbols

Class A Shares	ACSXX
Investor Class Shares	TEIXX
6     AIM Tax-Exempt Cash Fund

Schedule of Investments

February 28, 2010

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–100.28%
Alabama–1.87%
Gardendale (City of) (Woodbrook Apartments); Series 2002 D, Ref. VRD MFH RB (CEP–Federal Home Loan Mortgage Corp.)(a)	0.28%	10/01/32	$895	$895,000

Colorado–8.39%
Colorado (State of) Educational Loan Program; Series 2010 A, TRAN	1.50%	08/12/10	200	201,098

Colorado (State of) Housing & Finance Authority (Winridge Apartments Multifamily); Series 1998, Refunding VRD RB (CEP–Federal National Mortgage Association)(a)	0.21%	02/15/28	1,565	1,565,000

Southglenn Metropolitan District; Series 2007, VRD Special RB (LOC–BNP Paribas)(a)(b)(c)	0.20%	12/01/30	2,240	2,240,000

				4,006,098

District of Columbia–1.81%
District of Columbia (American Psychological Association); Series 2003, VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.22%	03/01/28	865	865,000

Florida–10.12%
Dade (County of) Industrial Development Authority (Spectrum Programs, Inc.); Series 1996, VRD IDR (LOC–Bank of America, N.A.)(a)(b)	0.50%	10/01/16	830	830,000

Lee Memorial Health System; Series 2009 C, VRD Hospital RB (LOC–Northern Trust Co.)(a)(b)	0.16%	04/01/33	4,000	4,000,000

				4,830,000

Georgia–6.70%
Marietta (City of) Housing Authority (Wood Glen Apartments); Series 1994, Ref. VRD MFH RB (CEP–Federal Home Loan Mortgage Corp.)(a)	0.20%	07/01/24	2,000	2,000,000

Marietta (City of) Housing Authority (Wood Knoll Apartments); Series 1994, Ref. VRD MFH RB (CEP–Federal Home Loan Mortgage Corp.)(a)	0.20%	07/01/24	1,200	1,200,000

				3,200,000

Illinois–3.21%
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 A-2, VRD RB(a)	0.35%	11/01/30	200	200,000

Illinois (State of) Finance Authority (Northwestern University); Series 2008 B, VRD RB(a)	0.32%	12/01/46	200	200,000

West Chicago (City of) (Liquid Container, LP); Series 1991, VRD IDR (LOC–Bank of America, N.A.)(a)(b)	0.23%	03/01/15	1,135	1,135,000

				1,535,000

Iowa–2.15%
Iowa (State of) Finance Authority (YMCA & Rehabilitation Center); Series 2000, VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.25%	04/01/25	750	750,000

West Des Moines (City of); Series 2009 B, Unlimited Tax GO	2.50%	06/01/10	275	276,422

				1,026,422

Kansas–0.63%
Olathe (City of); Series 2009 B, Unlimited Tax GO Temporary Notes	1.50%	06/01/10	300	300,847

Kentucky–3.92%
Kentucky (State of) Rural Water Finance Corp.; Series 2009 B-1, Public Construction RN	2.00%	03/01/10	250	250,000

Newport (City of), (Kentucky League of Cities Funding Trust); Series 2002, Lease Program VRD RB (LOC–U.S. Bank, N.A.)(a)(b)	0.18%	04/01/32	1,620	1,620,000

				1,870,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        AIM Tax-Exempt Cash Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Michigan–3.83%
Grand Rapids (City of) Economic Development Corp. (Amway Hotel Corp.); Series 1991 A, Ref. VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.60%	08/01/17	$130	$130,000

Michigan (State of) Housing Development Authority (Parks and Taylor Apartments); Series 2002 A, VRD MFH Limited Obligation RB (CEP–Federal National Mortgage Association)(a)	0.22%	08/15/32	500	500,000

Michigan (State of) Strategic Fund (Pierce Foundation); Series 1999, VRD Limited Obligation RB (LOC–Bank of America, N.A.)(a)(b)	0.20%	10/01/40	700	700,000

Southfield (City of) Economic Development Corp. (Lawrence Technological University); Series 2001, VRD Limited Obligation RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.21%	10/01/31	500	500,000

				1,830,000

Minnesota–2.49%
Minnesota (State of) Independent School District No. 316 (The Greenway Schools); Series 2009 A, Aid Anticipation Ctfs. of Indebtedness Unlimited Tax GO Notes	1.50%	09/10/10	180	180,851

Minnesota (State of) Rural Water Finance Authority; Series 2009, Public Projects Construction RN	2.25%	05/01/10	250	250,518

Minnesota (State of) Tax & Aid Anticipation Borrowing Program (Minnesota School District Credit Enhancement Program);
Series 2009, COP	2.00%	09/10/10	250	251,944

Series 2009 B, COP	2.00%	09/10/10	500	504,478

				1,187,791

Mississippi–0.84%
Jackson (County of); Series 1994, Ref. VRD Water System Unlimited Tax GO (CEP–Chevron Corp.)(a)	0.25%	11/01/24	400	400,000

Missouri–1.05%
St. Louis (County of) Industrial Development Authority (Friendship Village of South County); Series 2002 B, VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.35%	09/01/22	500	500,000

New Hampshire–4.71%
New Hampshire (State of) Business Finance Authority (Foundation for Seacoast Health); Series 1998 A, VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.28%	06/01/28	2,250	2,250,000

New York–1.05%
Suffolk (County of); Series 2009, Unlimited GO TAN	2.00%	08/12/10	500	503,723

North Carolina–2.45%
North Carolina (State of) Capital Facilities Finance Agency (St. Mary’s School); Series 2006, VRD RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.19%	09/01/27	1,170	1,170,000

North Dakota–4.19%
Fargo (City of) (Case Oil Co.); Series 1984, VRD Commercial Development RB (LOC–U.S. Bank N.A.)(a)(b)	0.35%	12/01/14	2,000	2,000,000

Ohio–1.05%
Dublin (City of) City School District; Series 2009, School Construction Unlimited Tax GO BAN	1.00%	10/14/10	250	250,617

Vandalia (City of) Butler (Township of) City School District; Series 2009 A, School Improvement Unlimited Tax GO BAN	1.50%	03/01/10	250	250,000

				500,617

Pennsylvania–2.33%
Pennsylvania (Commonwealth of); Series 2009-2010, Unlimited GO TAN	1.50%	06/30/10	500	501,993

Pennsylvania (State of) Economic Development Financing Authority (Pennsylvania Treasury Department Hospital Enhancement Loan Program-Indiana Regional Medical Center); Series 2006 A2, VRD RB (LOC–PNC Bank, N.A.)(a)(b)	0.24%	06/01/11	610	610,000

				1,111,993

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        AIM Tax-Exempt Cash Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Rhode Island–0.95%
East Greenwich (Town of); Series 2010, Unlimited Tax GO BAN	1.50%	02/16/11	$200	$202,190

Rhode Island (State of) & Providence Plantations; Series 2009, Unlimited GO TAN	2.50%	06/30/10	250	251,636

				453,826

South Carolina–8.24%
Charleston (County of); Series 2009 B, Ref. Unlimited Tax GO	2.00%	08/01/10	240	241,300

Greenville (County of) School District; Series 2009 C, Unlimited Tax GO	2.00%	06/01/10	280	281,057

South Carolina (State of) Jobs-Economic Development Authority (John Ancrum Society for Prevention of Cruelty to Animals); Series 2007, VRD RB (LOC–Bank of America, N.A.)(a)(b)	0.50%	08/01/27	3,410	3,410,000

				3,932,357

Tennessee–4.71%
Hawkins (County of) Industrial Development Board (Leggett & Platt Inc.); Series 1988 B, Ref. VRD IDR (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.39%	10/01/27	1,750	1,750,000

Shelby (County of) Health, Educational and Housing Facility Board (Providence Place Apartments); Series 2007, Ref. VRD MFH RB (CEP–Federal National Mortgage Association)(a)	0.22%	12/15/42	500	500,000

				2,250,000

Texas–7.06%
Elgin (City of) Independent School District; Series 2003, Unlimited Tax School Building GO (CEP–Texas Permanent School Fund)	4.50%	08/01/10	300	304,892

Hockley (County of) Industrial Development Corp. (Amoco Corp.);
Series 1983, VRD PCR(a)(c)	0.50%	03/01/14	250	250,000

Series 1985, VRD PCR(a)(c)	0.45%	11/01/19	440	440,000

Houston (City of); Series 2009 A, Public Improvement Ref. Limited Tax GO	2.00%	03/01/10	265	265,000

JP Morgan PUTTERs (Frisco Independent School District); Series 2009-3373, VRD Unlimited Tax School Building GO(a)(d)(e)	0.23%	08/15/16	1,750	1,750,000

Lower Neches Valley Authority (Chevron U.S.A. Inc.); Series 1987, VRD PCR(a)	0.29%	02/15/17	200	200,000

Travis (County of); Series 2008, Limited Tax GO Ctfs.	3.25%	03/01/10	160	160,000

				3,369,892

Vermont–6.81%
Vermont (State of) Economic Development Authority (Wake Robin Corp.); Series 2006 B, VRD Mortgage RB (LOC–Banco Santander S.A.)(a)(b)(c)	0.23%	05/01/29	3,250	3,250,000

Washington–6.07%
Bellingham (Port of) Industrial Development Corp. (BP West Coast Products LLC); Series 2009, Environmental Facilities Industrial Commercial Paper RB(c)	0.23%	03/03/10	1,000	1,000,000

Seattle (Port of) Industrial Development Corp. (Sysco Food Services of Seattle, Inc.); Series 1994, Ref. VRD RB(a)	0.20%	11/01/25	1,550	1,550,000

Washington (State of) Housing Finance Commission (District Council No. 5 Apprenticeship and Training Trust Fund); Series 2006, VRD Non-profit RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.28%	11/01/32	350	350,000

				2,900,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Tax-Exempt Cash Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Wisconsin–3.65%
Madison (City of) Community Development Authority (Hamilton Point Apartments); Series 1997 A, Ref. VRD MFH RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)(d)	0.35%	10/01/22	$745	$745,000

Wisconsin (State of) Health & Educational Facilities Authority (Three Pillars Senior Living Communities); Series 2004 B, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.28%	08/15/34	1,000	1,000,000

				1,745,000

TOTAL INVESTMENTS–100.28% (Cost $47,883,566)(f)(g)				47,883,566

OTHER ASSETS LESS LIABILITIES–(0.28)%				(133,868)

NET ASSETS–100.00%				$47,749,698

Investment Abbreviations:

BAN	– Bond Anticipation Note
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
GO	– General Obligation Bonds
IDR	– Industrial Development Revenue Bonds
LOC	– Letter of Credit
MFH	– Multi-Family Housing
PCR	– Pollution Control Revenue Bonds
PUTTERs	– Putable Tax-Exempt Receipts
RB	– Revenue Bonds
Ref.	– Refunded
RN	– Revenue Notes
TAN	– Tax Anticipation Notes
TRAN	– Tax and Revenue Anticipation Notes
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2010.
(b)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(c)	The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: Spain: 6.81%; other countries less than 5% each: 8.23%.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2010 was $2,495,000, which represented 5.23% of the Fund’s Net Assets.
(e)	Synthetic municipal instruments; involves the deposit into a trust of one or more long-term tax-exempt bonds or notes (“Underlying Bonds.”), a sale of certificates evidencing interests in the trust to investors such as the Fund. The trustee receives the long-term fixed interest payments on the Underlying Bonds, and pays certificate holders variable rate interest payments based upon a short-term reset periodically.
(f)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

Bank of America, N.A.	22.1%

Federal Home Loan Mortgage Corp.	8.6

Northern Trust Co.	8.4

U.S. Bank N.A.	7.6

Wells Fargo Bank, N.A.	6.8

Banco Santander S.A.	6.8

Federal National Mortgage Association	5.4

(g)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Tax-Exempt Cash Fund

Statement of Assets and Liabilities

February 28, 2010

Assets:
Investments, at value (Cost $47,883,566)	$47,883,566

Cash	7,500

Receivables for:
Investments sold	110,000

Fund shares sold	132,991

Interest	44,208

Investment for trustee deferred compensation and retirement plans	37,521

Other assets	10,478

Total assets	48,226,264

Liabilities:
Payables for:
Fund shares reacquired	368,747

Accrued fees to affiliates	15,127

Accrued other operating expenses	47,215

Trustee deferred compensation and retirement plans	45,477

Total liabilities	476,566

Net assets applicable to shares outstanding	$47,749,698

Net assets consist of:
Shares of beneficial interest	$47,770,026

Undistributed net investment income	(20,328)

$47,749,698

Net Assets:
Class A	$19,007,615

Class Y	$16,782,230

Investor Class	$11,959,853

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	19,012,504

Class Y	16,785,173

Investor Class	11,969,645

Net asset value, offering and redemption price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Tax-Exempt Cash Fund

Statement of Operations

For the period April 1, 2009 through February 28, 2010 and year ended March 31, 2009

	Eleven months
	ended	Year ended
	February 28,	March 31,
	2010	2009

Investment income:
Interest	$185,554	$917,602

Expenses:
Advisory fees	146,829	158,287

Administrative services fees	45,753	50,000

Custodian fees	5,200	4,101

Distribution fees — Class A	25,792	62,439

Transfer agent fees	69,326	54,286

Trustees’ and officers’ fees and benefits	18,066	18,682

Registration and filing fees	39,690	48,134

Reports to shareholders	3,534	33,992

Professional services fees	43,946	34,959

Other	20,007	23,773

Total expenses	418,143	488,653

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(264,477)	(60,121)

Net expenses	153,666	428,532

Net investment income	31,888	489,070

Net increase in net assets resulting from operations	$31,888	$489,070

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Tax-Exempt Cash Fund

Statement of Changes in Net Assets

For the period April 1, 2009 through February 28, 2010 and the years ended March 31, 2009 and 2008

	Eleven months
	ended	Year ended	Year ended
	February 28,	March 31,	March 31,
	2010	2009	2008

Operations:
Net investment income	$31,888	$489,070	$1,264,127

Distributions to shareholders from net investment income:
Class A	(14,543)	(294,652)	(904,833)

Class Y	(9,514)	(39,367)	—

Investor Class	(7,831)	(155,051)	(359,294)

Total distributions from net investment income	(31,888)	(489,070)	(1,264,127)

Share transactions-net:
Class A	160,249	(12,952,536)	(6,293,364)

Class Y	5,615,810	11,169,363	—

Investor Class	(680,782)	(1,333,818)	755,614

Net increase (decrease) in net assets resulting from share transactions	5,095,277	(3,116,991)	(5,537,750)

Net increase (decrease) in net assets	5,095,277	(3,116,991)	(5,537,750)

Net assets:
Beginning of year	42,654,421	45,771,412	51,309,162

End of year (includes undistributed net investment income of $(20,328), $23,329 and $21,911, respectively)	$47,749,698	$42,654,421	$45,771,412

Notes to Financial Statements

February 28, 2010

NOTE 1—Significant Accounting Policies

AIM Tax-Exempt Cash Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Effective February 28, 2010, the Fund’s fiscal year-end changed from March 31 to February 28.
  The Fund’s investment objective is to provide as high a level of tax-exempt income as is consistent with the preservation of capital and maintenance of liquidity.
  The Fund currently consists of three different classes of shares: Class A, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Under certain circumstances, Class A shares are subject to contingent deferred sales charges (“CDSC”). Class A, Class Y and Investor Class shares are sold at net asset value.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.
Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

13        AIM Tax-Exempt Cash Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since, many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser at the annual rate of 0.35% of the Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.

14        AIM Tax-Exempt Cash Fund

  Invesco and/or Invesco Aim Distributors, Inc. (“IADI”) voluntarily agreed to waive all fees and/or reimburse all expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board to Trustees without further notice to investors.
  For the period April 1, 2009 to February 28, 2010, the Adviser waived advisory fees of $146,829 and reimbursed Fund level expenses of $91,048 of Class A, Class Y and Investor Class shares in proportion to the net assets of each class to increase the Fund’s yield. For the year ended March 31, 2009, the Adviser waived advisory fees of $17,206.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For period April 1, 2009 to February 28, 2010 and the year ended March 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $0 and $279, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For period April 1, 2009 to February 28, 2010 and the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period April 1, 2009 to February 28, 2010 and the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with IADI to serve as the distributor for the Class A, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Investor Class shares (collectively the “Plans”). Effective July 1, 2009, the Fund, pursuant to the Plans, pays IADI compensation up to a maximum annual rate of 0.10% of the Fund’s average daily net assets of Class A shares. Prior to July 1, 2009, the Fund paid IADI compensation up to a maximum annual rate of 0.25% of the Funds average daily net assets of Class A shares. IADI had contractually agreed to waive 0.15% of the Rule 12b-1 plan fees of Class A shares through June 30, 2009. Pursuant to the Plans, for the period April 1, 2009 to February 28, 2010, the Class A shares paid $0 after IADI waived Plan fees of $6,832 and voluntarily waived $18,960 to increase the Fund’s yield, respectively. For the year ended March 31, 2009, the Class A shares paid $20,562 after IADI contractually waived $37,463 of Plan Fees and voluntarily waived $4,414 to increase the Fund’s yield, respectively.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During period April 1, 2009 to February 28, 2010, IADI advised the Fund that IADI retained $0 in front-end sales commissions from the sale of Class A shares and $0 from Class A shares for CDSC imposed upon redemptions by shareholders. During the year ended March 31, 2009, IADI advised the Fund that IADI retained $7,526 from Class A Shares for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$47,883,566	$—	$47,883,566

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or

15        AIM Tax-Exempt Cash Fund

common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the period April 1, 2009 to February 28, 2010, the Fund engaged in securities purchases of $64,236,549 and securities sales of $49,249,160, which resulted in net realized gains (losses) of $0. For the year ended March 31, 2009, the Fund engaged in securities purchases of $33,089,597 and securities sales of $21,183,774, which resulted in the gains (losses) of $0.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For period April 1, 2009 to February 28, 2010 and the year ended March 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $808 and $759, respectively.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period April 1, 2009 to February 28, 2010 and the year ended March 31, 2009, the Fund paid legal fees of $2,031 and $4,185, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted temporarily to overdraft or leave balances in its account with its custodian bank, The Bank of New York Mellon. The parties compensate one another for any overdraft or remaining balance in the account by either earning the interest that accrues on the overdrawn or balance amount in the account or by paying the other party a contractually agreed upon fee.

NOTE 8—Distributions to Beneficial Owners

Tax Character of Distributions to Shareholders Paid During the Period April 1, 2009 to February 28, 2010 and the Years Ended March 31, 2009 and 2008:

	2010	2009	2008

Distributions paid from ordinary income — tax exempt	$31,888	$489,070	$1,264,127

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income — tax exempt	$26,793

Temporary book/tax differences	(47,121)

Shares of beneficial interest	47,770,026

Total net assets	$47,749,698

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  The Fund does not have a capital loss carryforward at period-end.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of undistributed tax-exempt income, on February 28, 2010, undistributed net investment income was decreased by $43,657 and shares of beneficial interest increased by $43,657. This reclassification had no effect on the net assets of the Fund.

16        AIM Tax-Exempt Cash Fund

NOTE 10—Share Information

	Summary of Share Activity

	Eleven months ended February 28,		Years ended March 31,
	2010(a)		2009		2008
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	35,068,354	$35,068,354	49,518,290	$49,518,290	66,669,421	$66,669,421

Class Y(b)	23,693,810	23,693,810	23,067,011	23,067,011	—	—

Investor Class	4,488,403	4,488,403	9,681,443	9,681,443	8,550,193	8,550,193

Issued as reinvestment of dividends:
Class A	14,167	14,167	268,124	268,124	878,146	878,146

Class Y	9,500	9,500	39,292	39,292	—	—

Investor Class	7,560	7,560	148,375	148,375	347,849	347,849

Reacquired:
Class A(b)	(34,922,272)	(34,922,272)	(62,738,950)	(62,738,950)	(73,840,931)	(73,840,931)

Class Y	(18,087,500)	(18,087,500)	(11,936,940)	(11,936,940)	—	—

Investor Class(b)	(5,176,745)	(5,176,745)	(11,163,636)	(11,163,636)	(8,142,428)	(8,142,428)

Net increase (decrease) in share activity	5,095,277	$5,095,277	(3,116,991)	$(3,116,991)	(5,537,750)	$(5,537,750)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 23% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	14,424,445	$14,424,445

Class A	(14,273,504)	(14,273,504)

Investor Class	(150,941)	(150,941)

NOTE 11—Subsequent Event

The Board of Trustees of the Trust approved, on January 21, 2010, an Agreement and Plan of Reorganization (the “Reorganization”) pursuant to which the Fund would acquire the net assets of Van Kampen Tax-Free Money Fund (“VK Fund”). Upon closing of the Reorganization, shareholders of the VK Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the VK Fund. The Agreement requires approval of the VK Fund’s shareholders.
  Also, effective April 30, 2010, any and all references to “AIM” or “Invesco Aim” will be changed to “Invesco”.

17        AIM Tax-Exempt Cash Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

								Ratio of		Ratio of
								expenses		expenses
								to average		to average net		Ratio of
	Net asset			Dividends				net assets		assets without		net investment
	value,	Net		from net	Net asset		Net assets,	with fee waivers		fee waivers		income to
	beginning	investment		investment	value, end	Total	end of period	and/or expenses		and/or expenses		average net
	of period	income		income	of period	Return(a)	(000s omitted)	absorbed		absorbed		assets

Class A
Eleven months ended 02/28/10	$1.00	$0.00	(b)	$0.00	$1.00	0.07%	$19,008	0.36	%(c)	1.07	%(c)	0.08	%(c)
Year ended 03/31/09	1.00	0.01	(b)	(0.01)	1.00	1.06	18,838	0.98		1.18		1.05
Year ended 03/31/08	1.00	0.03		(0.03)	1.00	2.62	31,812	0.92		1.07		2.58
Year ended 03/31/07	1.00	0.03		(0.03)	1.00	2.66	38,106	1.03		1.19		2.62
Year ended 03/31/06	1.00	0.02		(0.02)	1.00	1.88	37,828	0.94		1.09		1.84
Year ended 03/31/05	1.00	0.01		(0.01)	1.00	0.72	46,914	0.80		1.00		0.68

Class Y
Eleven months ended 02/28/10	1.00	0.00	(b)	0.00	1.00	0.07	16,782	0.36	(c)	0.93	(c)	0.08	(c)
Year ended 03/31/09(d)	1.00	0.00	(b)	(0.00)	1.00	0.27	11,169	0.94	(e)	1.01	(e)	1.09	(e)

Investor Class
Eleven months ended 02/28/10	1.00	0.00	(b)	0.00	1.00	0.07	11,960	0.36	(c)	0.93	(c)	0.08	(c)
Year ended 03/31/09	1.00	0.01	(b)	(0.01)	1.00	1.14	12,647	0.90		0.93		1.13
Year ended 03/31/08	1.00	0.03		(0.03)	1.00	2.72	13,959	0.82		0.82		2.68
Year ended 03/31/07	1.00	0.03		(0.03)	1.00	2.76	13,203	0.93		0.94		2.72
Year ended 03/31/06	1.00	0.02		(0.02)	1.00	1.98	14,405	0.84		0.84		1.94
Year ended 03/31/05	1.00	0.01		(0.01)	1.00	0.82	17,215	0.70		0.75		0.78

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Calculated using average shares outstanding.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $20,720, $13,412 and $11,713 for Class A, Class Y and Investor Class shares, respectively.
(d)	Commencement date of October 3, 2008.
(e)	Annualized.

18        AIM Tax-Exempt Cash Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds
and Shareholders of AIM Tax-Exempt Cash Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Tax-Exempt Cash Fund (one of the funds constituting AIM Tax-Exempt Funds, hereafter referred to as the “Fund”) at February 28, 2010, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 9, 2010
Houston, Texas

19        AIM Tax-Exempt Cash Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2009 through February 28, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/09)	(02/28/10)[1]	Period[2]	(02/28/10)	Period[2]	Ratio
A	$1,000.00	$1,000.50	$1.19	$1,023.60	$1.20	0.24%

Y	1,000.00	1,000.50	1.19	1,023.60	1.20	0.24

Investor	1,000.00	1,000.50	1.19	1,023.60	1.20	0.24

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2009 through February 28, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

20        AIM Tax-Exempt Cash Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2010:

Federal and State Income Tax

Tax-Exempt Interest Dividends*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21        AIM Tax-Exempt Cash Fund

Trustees and Officers
The address of each trustee and officer of AIM Tax-Exempt Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee

Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: Director, Invesco Aim Distributors, Inc. (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider)	ACE Limited (insurance company); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers — (continued)

Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee

Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Invesco Aim Distributors, Inc.; Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, The AIM Family of Funds®; and Trustee PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®; and PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Aim Investment Services, Inc.	Bank of New York Mellon
2600 One Commerce Square	1177 Avenue of the Americas	P.O. Box 4739	2 Hanson Place
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77210-4739	Brooklyn, NY 11217-1431
T-2

Invesco Aim Privacy Policy
You share personal and fi nancial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confi dential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affi liates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confi rmations, fi nancial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confi dentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website — invescoaim.com. More detail is available to you at that site.
Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefi nitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your fi nancial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fi scal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the fi rst and third quarters, the Fund fi les the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC fi le numbers for the Fund are 811-07890 and 033-66242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Proxy Voting Search. The information is also available on the SEC website, sec.gov.
     If used after July 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
     On or about April 30, 2010, Invesco Aim Distributors, Inc. becomes Invesco Distributors, Inc., Invesco Aim Investment Services, Inc. becomes Invesco Investment Services, Inc., and AIM funds become Invesco funds. In addition, invescoaim.com becomes invesco.com.
TEC-AR-1           Invesco Aim Distributors, Inc.

Invesco

Annual Report to Shareholders February 28, 2010

AIM Tax-Free Intermediate Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
38	Financial Statements
40	Notes to Financial Statements
46	Financial Highlights
47	Auditor’s Report
48	Fund Expenses
49	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
     Philip Taylor
Dear Shareholders:
Always unpredictable, equity markets have been highly volatile in recent years. So far in 2010, markets have been somewhat choppy — reacting to short-term news without establishing a clear, long-term direction.
     Like the future direction of equity markets, the health of the U.S. economy was also open to debate. By February 28, 2010, the U.S. economy had ended its year-long contraction and had enjoyed two quarters of healthy expansion. While most indicators suggested recovery was slowly taking hold, the unemployment rate remained high by historical standards — and the durability of the recovery and the speed with which unemployment might normalize was uncertain.
Increased communication
Unpredictable and volatile markets, together with economic uncertainty, caused many of you to seek information relative to your investments in recent months. Some of you contacted your financial advisers to ask questions and obtain guidance. Others visited our website, invescoaim.com, where we offer timely market commentary, investor education information and sector updates. In particular, I recommend the Investment Perspectives articles featured on our home page; they are written by Invesco Aim’s investment professionals and cover a wide range of topics that are updated regularly.
     Also at invescoaim.com, you can access your Fund’s latest quarterly commentary. Simply click on Mutual Funds inside the Financial Products box. Then, in the Fund Information box, click on Quarterly Commentary and select your Fund.
     Timely information — like that available at our website — together with the advice and guidance of a trusted financial adviser can be especially important in uncertain times. Market volatility and economic uncertainty are two factors that can prompt investors to abandon their long-term saving and investment plans. A financial adviser can show you just how costly that could be over the long term — and can explain that saving more and investing more regularly is a time-tested way to build a solid portfolio. He or she can help you identify appropriate investments, given your individual risk tolerance, time horizon and investment goals.
Fund names and our corporate name are changing
In the months ahead, you’ll begin to see signs, small and large, of changes to our fund and corporate names. For example, the name “Aim” will no longer be part of our branding, so our logo graphic will be “Invesco” rather than “Invesco Aim” and your “AIM” fund soon will be renamed an Invesco fund. (For example, AIM Charter Fund will become Invesco Charter Fund.) And effective April 30, our Web address will change from invescoaim.com to invesco.com. These changes are the next steps in our rebranding process begun two years ago, when for our corporate name we added “Invesco” in front of “Aim.” The marketplace now widely recognizes that Aim is part of Invesco, and thus it’s time for us to formally acknowledge that connection.
     While market conditions change from time to time, our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service will not.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a question or comment for me, please email me at phil@invesco.com.
Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
2       AIM Tax-Free Intermediate Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees — Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting — whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3      AIM Tax-Free Intermediate Fund

Management’s Discussion of Fund Performance
Performance summary
For the 11 months ended February 28, 2010, all share classes of AIM Tax-Free Intermediate Fund, at net asset value (NAV), underperformed the Fund’s broad market index, the Barclays Capital Municipal Bond Index, but outperformed the Fund’s style-specific index, the BofA Merrill Lynch 3-7 Year Municipal Index. The Fund outperformed its style-specific index primarily due to exposure to longer maturity bonds.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 3/31/09 to 2/28/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	7.80%
Class A2 Shares*	8.14
Class Y Shares	8.05
Institutional Class Shares	8.14
Barclays Capital Municipal Bond Index▼ (Broad Market Index)	9.96
BofA Merrill Lynch 3-7 Year Municipal Index▼ (Style-Specific Index)	6.64
Lipper Intermediate Municipal Debt Funds Index▼ (Peer Group Index)	9.17

▼	Lipper Inc.

*	On February 1, 2010, the Fund’s former Class A shares were renamed Class A2 shares, and the Fund’s former Class A3 shares were renamed Class A shares. Please see the prospectus for more information.
How we invest
We believe that an actively managed portfolio of municipal bonds can provide a steady stream of tax-exempt income while seeking to protect principal. Through active management, we strive to avoid capital gains and ordinary income, which are taxable to shareholders, while providing competitive tax-exempt income in all market environments.
     We invest primarily in municipal bonds, which include revenue and general obligation bonds. The Fund is permitted to purchase bonds of different maturities to better capitalize on interest rate movements and to manage the Fund’s duration for preservation of capital purposes. The Fund is able to invest up to 20% of assets in below-investment grade bonds. Finally, the Fund does not invest in bonds that pay interest subject to the alternative minimum tax (AMT).
     We generally invest in revenue bonds, which are municipal bonds issued to finance specific public works projects, such as bridges or sewer systems. Proceeds generated by those projects are used to pay interest and principal on the bonds. We also prefer to invest in insured municipal bonds, which offer competitive yields with greater safety and liquidity than similar uninsured municipal bonds.
     We typically purchase and hold municipal bonds to maturity to avoid selling-related capital gains. However, there are times when we will sell securities based on the following factors:

■	A downgrade in credit quality

■	A decision to shorten or lengthen the Fund’s duration

■	A decision to limit or reduce the Fund’s exposure to a particular sector or issuer
Portfolio Composition
By credit quality

Cash equivalents	17.91%
Prerefunded/ETM	1.40
AAA	19.52
AA	30.02
A	27.17
BBB	3.35
NR	0.63
Source: S&P, Moody’s, Fitch
This table is calculated based on the highest rating assigned by one of these agencies to an individual security. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “NR” indicates the debtor was not rated, and should not be interpreted as indicating low quality.
Market conditions and your Fund
The 11 months covered in this report was characterized by modest improvement in U.S. and global economic activity. The U.S. economic backdrop at the start of the reporting period was rather tenuous, with unemployment trending upward, continued depressed housing valuations and limited access to credit by businesses and consumers.
     However, in the third quarter 2009, government stimulus programs, expansion of credit and increasingly optimistic business and consumer sentiment translated into the beginning of broad based economic growth. Consumer spending, residential investment, inventory gains and capital spending all contributed to growth in gross domestic product (GDP), the broadest measure of overall U.S. economic activity, for the third quarter 2009. This heralded the end of the U.S. recession after four consecutive quarters of economic contraction. Global economic growth also began to rebound, but some sovereign risks (i.e. Greece) and persistent private sector concerns (e.g. Dubai World) remained fundamental hazards to fragile global economic momentum.
     The U.S. Federal Reserve Board (the Fed) maintained a very accommodative monetary policy throughout the reporting period, with the federal funds target rate unchanged in a range of zero to 0.25%.1 The Fed continued programs of quantitative easing by buying U.S. Treasuries, agency mortgage backed securities and agency debentures, although in lower amounts than originally expected. In doing so, the Fed worked to sustain the economic recovery by keeping interest rates low and making more money available to consumers and businesses.
     The municipal bond market continued its recovery during the reporting period with higher risk segments of the market leading the way. The strength in riskier segments of the municipal market was an indication of increased investor confidence, despite a market pullback in October 2009. Government efforts to stimulate the economy and strengthen the credit system have improved the municipal market. By the latter half of the reporting period, primary concerns transitioned from economic stability to rising interest rates.
4       AIM Tax-Free Intermediate Fund

     In our last annual report, we mentioned a key factor contributing to the rise of municipal bond prices was the relative attractiveness of municipal bonds versus U.S. Treasury securities. In December 2008, a 30-year AAA-rated municipal security traded at a yield approximately 200% of that of a 30-year Treasury bond.2 Historically, municipal bonds have traded at levels between 80% and 90% of comparable Treasury securities.2 As of the close of this reporting period, this relationship normalized with a 30-year AAA-rated municipal bond providing a yield at 91% of a 30-year Treasury security.2 Bond yields and prices move in opposite directions. Demand for municipal bonds remained robust as low Treasury yields and concerns over potential increases in tax rates improved the relative attractiveness of municipal bonds.
     Within the municipal market, long-maturity issues outperformed short-and intermediate-maturity issues as the municipal yield curve declined over the reporting period. General obligation bonds underperformed revenue bonds; revenue bond sectors such as housing, tobacco and airlines benefited most from improved economic prospects. Prerefunded bonds were weak performers as their high quality ratings and shorter maturities were not as attractive as higher risk segments.
     Throughout the reporting period, we continued to emphasize thorough credit research and analysis. This helped us build a portfolio of high quality municipal bonds. Consequently, the Fund experienced no adverse credit events during the reporting period, and — as of February 29, 2010 — nearly half of the Fund’s assets were invested in AAA- or AA-rated securities. In an environment of increased investor optimism, higher rated tax-exempt issues underperformed lower quality municipal bonds, which detracted from the Fund’s absolute performance. Versus our style-specific index, quality was essentially a neutral factor as the style-specific index maintained a similar quality rating.
     Our outperformance relative to our style-specific index was mainly due to our exposure to long maturity bonds, as the Fund maintained a higher weighted maturity than the index. Because long-maturity issues outperformed short and intermediate-maturity issues, this benefited the Fund’s relative performance.
     Sector allocation was also a positive contributor to Fund performance. Our overweight position in revenue and insured bonds benefited relative performance as they were the top performing broad sectors of the municipal market. Because they were laggards, our underweight position in general obligation bonds and prerefunded issues also benefited the Fund’s relative performance. Alternatively, our allocation to cash, held mainly through variable rate demand notes, was a key relative detractor, due to the fact that the style-specific index does not hold a cash position. We selectively deployed cash during the reporting period when markets provided opportunities to buy bonds at attractive prices. At the close of the reporting period, cash equivalents accounted for approximately 18% of total net assets.
     Duration, a measure of the sensitivity of bond prices to changes in interest rates, was another positive relative contributor to Fund performance. The Fund’s duration was generally higher than the style-specific index throughout the reporting period. Because yields declined, this benefited relative performance — given that the Fund was well positioned to benefit from the reduction in yields. Bond yields and prices move in opposite directions.
     We appreciate your continued participation in AIM Tax-Free Intermediate Fund.
1	U.S. Federal Reserve

2	Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Richard Berry
Chartered Financial Analyst, senior portfolio manager, is co-manager of AIM Tax-Free Intermediate Fund. Mr. Berry has worked in the investment industry since 1968 and joined Invesco Aim in 1987. He has served as president and director of the Dallas Association of Investment Analysts, chairman of the board of regents of the Financial Analysts Seminar and a trustee of the Lancaster Independent School District. He earned his B.B.A. and M.B.A. from Texas Christian University.
Stephen Turman
Chartered Financial Analyst, senior portfolio manager, is co-manager of AIM Tax-Free Intermediate Fund. Mr. Turman began his career in the investment industry in 1983 and joined Invesco Aim as a trader in 1985. Mr. Turman earned a B.B.A. in finance from the University of Texas at Arlington.
Top Five Fixed Income Holdings*

			% of
	Coupon	Maturity	Net Assets
1. Massachusetts Turnpike Authority	5.25%	1/1/29	2.0
2. Illinois (State of)	4.00	5/20/10	1.8
3. E-470 Public Highway Authority	5.00	9/2/13	0.9
4. Detroit (City of)	5.00	3/1/10	0.7
5. Louisville & Jefferson (County of) Metropolitan Sewer District	5.00	5/15/20	0.6
Total Net Assets			$1.8 billion

Total Number of Holdings*			841
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding cash equivalent holdings.
5      AIM Tax-Free Intermediate Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class since Inception
Index data from 4/30/87, Fund data from 5/11/87

1	Lipper Inc.
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.
6      AIM Tax-Free Intermediate Fund

Average Annual Total Returns
As of 2/28/10, including maximum applicable sales charges

Class A Shares*
10 Years	4.34%
5 Years	3.54
1 Year	5.58

Class A2 Shares*
Inception (5/11/87)	5.40%
10 Years	4.84
5 Years	4.14
1 Year	7.50

Class Y Shares
10 Years	4.94%
5 Years	4.32
1 Year	8.51

Institutional Class Shares
10 Years	4.92%
5 Years	4.31
1 Year	8.61
Average Annual Total Returns
As of 12/31/09, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares*
10 Years	4.45%
5 Years	3.66
1 Year	9.79

Class A2 Shares*
Inception (5/11/87)	5.36%
10 Years	4.67
5 Years	3.72
1 Year	8.92

Class Y Shares
10 Years	4.77%
5 Years	3.91
1 Year	9.96

Institutional Class Shares
10 Years	4.77%
5 Years	3.91
1 Year	10.04

*	On February 1, 2010, the Fund’s former Class A shares were renamed Class A2 shares. Also, the Fund’s former Class A3 shares were renamed Class A shares. Please see the prospectus for more information.
Class A shares incepted on October 31, 2002. Performance shown prior to that date is that of Class A2 shares, restated to reflect the higher 12b-1 fees applicable to Class A shares. Class A2 shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares. Class A2 shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on July 30, 2004. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares. Class A2 shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum applicable sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class Y and Institutional Class shares was 0.69%, 0.44%, 0.44% and 0.50%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.
7      AIM Tax-Free Intermediate Fund

AIM Tax-Free Intermediate Fund’s investment objective is to generate as high a level of tax-exempt income as is consistent with preservation of capital.

■	Unless otherwise stated, information presented in this report is as of February 28, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.
About share classes

■	As of close of business October 30, 2002, Class A2 shares were closed to new investors.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.
Principal risks of investing in the Fund

■	Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund.

■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

■	The Fund may use enhanced invest- ment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.

■	Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions, and the secondary markets in which lower rated securities are traded may be less liquid than higher grade securities. The loans in which the Fund may invest are typically noninvestment-grade and involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	There is no guarantee that the invest- ment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	The prices of securities held by the Fund may decline in response to market risks.

■	The value of, payment of interest on and repayment of principal for the Fund as well as the Fund’s ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions where the issuers in which the Fund invests are located.

■	Reinvestment risk is the risk that a bond’s cash flows will be reinvested at an interest rate below that of the original bond.

■	The tax-exempt character of the interest paid on synthetic municipal securities is based on the tax-exempt income stream from the collateral. The Internal Revenue Service has not ruled on this issue and could deem income derived from synthetic municipal securities to be taxable.
About indexes used in this report

■	The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

■	The BofA Merrill Lynch 3-7 Year Municipal Index consists of bonds with an outstanding par greater than or equal to $25 million and a maturity range between three and seven years.

■	The Lipper Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of intermediate municipal debt funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.
Other information

■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Fund Nasdaq Symbols

Class A Shares	ATFAX
Class A2 Shares	AITFX
Class Y Shares	ATFYX
Institutional Class Shares	ATFIX
8      AIM Tax-Free Intermediate Fund

Schedule of Investments

February 28, 2010

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–101.50%
Alabama–2.04%
Alabama Public School & College Authority;
Series 2009 A, Ref. RB	5.00%	05/01/15	$1,000	$1,148,350

Series 2009 A, Ref. RB	5.00%	05/01/18	1,000	1,141,050

Series 2009 A, Ref. RB	5.00%	05/01/19	1,000	1,138,500

Alabama Special Care Facilities Financing Authority of Birmingham (Ascension Health Senior Credit Group); Series 2006 C-1, RB(a)	4.10%	11/03/16	2,000	2,089,800

Birmingham (City of) Special Care Facilities Financing Authority (Children’s Hospital);
Series 2009, RB (INS–Assured Guaranty Corp.)(b)	4.50%	06/01/18	990	1,012,136

Series 2009, RB (INS–Assured Guaranty Corp.)(b)	4.63%	06/01/19	750	766,365

Series 2009, RB (INS–Assured Guaranty Corp.)(b)	5.00%	06/01/21	525	543,737

Series 2009, RB (INS–Assured Guaranty Corp.)(b)	5.25%	06/01/24	1,000	1,035,400

Series 2009, RB (INS–Assured Guaranty Corp.)(b)	5.75%	06/01/29	2,000	2,080,900

Birmingham (City of) Waterworks Board; Series 2009 A, Water RB (INS–Assured Guaranty Corp.)(b)	5.00%	01/01/20	2,500	2,781,075

Birmingham (City of); Series 2001 B, Ref. Unlimited Tax GO Wts. (INS–Assured Guaranty Municipal Corp.)(b)	5.25%	07/01/10	1,950	1,980,303

Birmingham Airport Authority;
Series 2003 A, Ref. Airport RB (INS–Assured Guaranty Municipal Corp.)(b)	4.00%	07/01/15	1,930	2,027,658

Series 2003 A, Ref. Airport RB (INS–Assured Guaranty Municipal Corp.)(b)	4.00%	07/01/16	2,335	2,433,957

Series 2003 A, Ref. Airport RB (INS–Assured Guaranty Municipal Corp.)(b)	4.00%	07/01/17	2,465	2,538,679

Series 2003 A, Ref. Airport RB (INS–Assured Guaranty Municipal Corp.)(b)	4.00%	07/01/18	1,985	2,017,356

Series 2003 A, Ref. Airport RB (INS–Assured Guaranty Municipal Corp.)(b)	4.00%	07/01/19	1,410	1,423,649

Series 2003 A, Ref. Airport RB (INS–Assured Guaranty Municipal Corp.)(b)	4.50%	07/01/20	1,375	1,429,203

Chatom (Town of) Industrial Development Board; Series 2007 A, VRD RB(c)(d)	1.23%	08/01/37	2,000	2,000,000

Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System, Inc.); Series 2010 A, RB	5.00%	02/01/12	410	430,311

Lauderdale (County of) & Florence (City of) Health Care Authority (Coffee Health Group); Series 2000 A, RB (INS–National Public Finance Guarantee Corp.)(b)	5.50%	07/01/11	1,200	1,231,260

Mobile (City of) Industrial Development Board (Alabama Power Co.); Series 2007 C, PCR(a)	5.00%	03/19/15	2,150	2,343,823

Mobile (City of); Series 2009 A, Ref. Unlimited Tax GO Wts	5.00%	02/15/22	2,500	2,708,000

				36,301,512

Alaska–0.49%
Alaska (State of) International Airports System; Series 2006 B, Ref. RB (INS–National Public Finance Guarantee Corp.)(b)	5.00%	10/01/27	1,135	1,156,656

Alaska Industrial Development & Export Authority (Greater Fairbanks);
Series 2004 A, RB (INS–Assured Guaranty Municipal Corp.)(b)	5.13%	04/01/19	1,000	1,062,930

Series 2009 C, Ref. RB	4.00%	04/01/13	545	571,204

Series 2009 C, Ref. RB	4.25%	04/01/15	1,025	1,075,225

Alaska Industrial Development & Export Authority;
Series 2010 A, Revolving Fund Ref. RB	5.00%	04/01/13	1,750	1,941,012

Series 2010 A, Revolving Fund Ref. RB	5.25%	04/01/21	755	844,052

Alaska Municipal Bond Bank; Series 2009-1, RB	5.63%	09/01/29	250	266,613

Alaska Southeast Power Agency; Series 2009, Electric Ref. RB (INS–Assured Guaranty Corp.)(b)	5.13%	06/01/24	650	693,751

North Slope (Borough of); Series 2008 A, Ref. Unlimited Tax GO	5.50%	06/30/19	1,000	1,169,920

				8,781,363

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Arizona–2.48%
Arizona (State of);
Series 2010 A, COP (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	10/01/13	$1,510	$1,678,003

Series 2010 A, COP (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	10/01/14	3,000	3,366,720

Series 2010 A, COP (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	10/01/15	2,000	2,239,420

Series 2010 A, COP (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	10/01/16	3,000	3,347,100

Series 2010 A, COP (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	10/01/18	2,000	2,212,880

Series 2010 A, COP (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	10/01/19	1,000	1,097,570

Maricopa (County of) Pollution Control Corp. (Arizona Public Service Co. Palo Verde); Series 2009 B, Ref. PCR(a)	5.50%	05/01/12	2,500	2,619,350

Mesa (City of); Series 2009, Highway Project Advancement Notes	3.50%	07/01/15	5,000	5,189,850

Mohave (County of) Kingman Unified School District No. 20; Series 2009 C, School Improvement Unlimited Tax GO (INS–Assured Guaranty Corp.)(b)	5.00%	07/01/23	1,500	1,636,725

Phoenix (City of) Civic Improvement Corp.; Series 2001, Ref. Wastewater System Jr. Lien RB (INS–National Public Finance Guarantee Corp.)(b)	5.25%	07/01/11	3,000	3,177,240

Pima (County of) Amphitheater Unified School District No. 10; Series 2009 B, School Improvement Unlimited Tax GO (INS–Assured Guaranty Corp.)(b)	4.00%	07/01/18	1,250	1,307,762

Pima (County of) Metropolitan Domestic Water Improvement; Series 2009, Ref. Sr. Lien Water RB (INS–Assured Guaranty Municipal Corp.)(b)	3.00%	01/01/14	1,000	1,042,500

Pima (County of);
Series 2010, COP	3.50%	06/01/14	2,130	2,238,247

Series 2010, COP	3.50%	06/01/15	1,200	1,242,300

Salt River Agricultural Improvement & Power;
Series 2009 B, RB	3.00%	01/01/14	5,000	5,346,100

Series 2009 B, RB	4.00%	01/01/15	5,000	5,553,750

Yuma (City of) Municipal Property Corp.; Series 2007 D, Municipal Facilities RB (INS–XL Capital Assurance Inc.)(b)	5.00%	07/01/24	750	796,807

				44,092,324

Arkansas–0.49%
Arkansas Development Finance Authority; Series 2009 A, Correctional Facilities RB	4.88%	05/15/28	705	727,412

Bentonville (City of);
Series 2007, Sales & Use Tax RB (INS–Ambac Assurance Corp.)(b)	4.38%	11/01/25	1,000	978,280

Series 2009, Sales & Use Tax RB	4.50%	11/01/22	1,010	1,074,771

Series 2009, Sales & Use Tax RB	4.50%	11/01/23	1,000	1,052,480

Conway (City of) Health Facilities Board;
Series 2009, Ref. Hospital RB	5.10%	08/01/21	1,000	1,004,610

Series 2009, Ref. Hospital RB	5.25%	08/01/24	1,855	1,845,651

University of Arkansas;
Series 2009, Auxiliary Enterprises RB	4.38%	10/01/29	1,000	1,002,690

Series 2009, Capital Improvement RB	4.00%	10/01/29	1,000	950,320

				8,636,214

California–8.46%
ABAG Finance Authority for Nonprofit Corps. (Casa de las Campanas, Inc.);
Series 2010, RB (INS–Cal-Mortgage)(b)	3.00%	09/01/12	500	506,700

Series 2010, RB (INS–Cal-Mortgage)(b)	4.00%	09/01/15	1,000	1,030,080

Albany Unified School District; Series 2009 A, Unlimited Tax GO (INS–Assured Guaranty Corp.)(b)	5.00%	08/01/25	1,520	1,613,602

Alhambra Unified School District (Election of 2004); Series 2009 B, Unlimited Tax GO (INS–Assured Guaranty Corp.)(b)	5.25%	08/01/28	1,350	1,456,123

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

California (State of);
Series 2005 B-5, Unlimited Tax VRD GO (LOC–Depfa Bank PLC)(c)(d)(e)	0.75%	05/01/40	$25,105	$25,105,000

Series 2008 B, Economic Recovery Unlimited Tax GO(a)(f)	5.00%	03/01/11	10,000	10,483,600

Series 2009, Various Purpose Unlimited Tax GO	5.00%	10/01/20	1,900	2,003,607

Series 2009, Various Purpose Unlimited Tax GO	5.25%	10/01/20	3,500	3,759,070

Series 2009, Various Purpose Unlimited Tax GO	5.25%	10/01/21	3,500	3,720,290

Series 2009, Various Purpose Unlimited Tax GO	5.25%	10/01/25	3,500	3,585,190

Series 2009, Various Purpose Unlimited Tax GO	5.00%	10/01/29	3,000	2,880,360

Series 2009 A, Ref. Economic Recovery Unlimited Tax GO	5.00%	07/01/22	1,200	1,271,796

Series 2009 B, Ref. Economic Recovery Unlimited Tax GO(a)	5.00%	07/01/14	1,000	1,117,210

California Health Facilities Financing Authority (Cedar Sinai Medical Center);
Series 2009, RB	5.00%	08/15/11	1,000	1,047,830

Series 2009, RB	5.00%	08/15/12	1,500	1,612,410

Series 2009, RB	5.00%	08/15/13	2,500	2,744,425

California Health Facilities Financing Authority (St. Joseph);
Series 2009 C, Ref. RB(a)	5.00%	10/16/14	3,000	3,308,760

Series 2009 D, Ref. RB(a)	5.00%	10/18/16	6,000	6,622,680

California Health Facilities Financing Authority (The Episcopal Home);
Series 2010 B, RB	5.10%	02/01/19	1,000	1,020,020

Series 2010 B, RB	5.50%	02/01/24	1,250	1,262,325

California Pollution Control Financing Authority (BP West Coast Products LLC); Series 2009, Ref. Environmental Improvement RB(a)	2.60%	09/02/14	4,500	4,630,995

California State Department of Veterans Affairs; Series 2002 A, Home Purchase RB (INS–Ambac Assurance Corp.)(b)	5.35%	12/01/27	4,000	4,056,240

California Statewide Communities Development Authority (Enloe Medical Center);
Series 2008 A, RB (INS–Cal-Mortgage)(b)	5.00%	08/15/17	385	401,058

Series 2008 A, RB (INS–Cal-Mortgage)(b)	5.25%	08/15/19	325	336,538

California Statewide Communities Development Authority (Henry Mayo Newhall Memorial); Series 2007 B, RB (INS–Ambac Assurance Corp.)(b)	5.05%	10/01/28	1,500	1,499,925

California Statewide Communities Development Authority (Kaiser Permanente); Series 2002 E, RB(a)	4.00%	05/02/11	1,000	1,038,090

California Statewide Communities Development Authority (Southern California Edison Co.); Series 2006 A, Ref. PCR (INS–XL Capital Assurance Inc.)(a)(b)	4.10%	04/01/13	1,575	1,640,063

California Statewide Communities Development Authority (State of California Proposition 1A Receivables Program);
Series 2009, RB	4.00%	06/15/13	2,500	2,615,175

Series 2009, RB	5.00%	06/15/13	3,000	3,232,680

Corona-Norca Unified School District (Election of 2006 Capital Appreciation Bonds); Series 2009 C, Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(b)(g)	5.72%	08/01/21	1,500	817,425

Evergreen Elementary School District;
Series 2009, Unlimited Tax GO (INS–Assured Guaranty Corp.)(b)(g)	6.04%	08/01/25	3,000	1,275,540

Series 2009, Unlimited Tax GO (INS–Assured Guaranty Corp.)(b)(g)	6.33%	08/01/28	1,000	341,210

Fresno (City of) Sewer Revenue; Series 2008 A, RB (INS–Assured Guaranty Corp.)(b)	5.00%	09/01/25	2,040	2,204,302

Grant Joint Union High School District; Series 2007, VRD COP (INS–Assured Guaranty Municipal Corp.)(b)(c)(d)	0.70%	06/01/41	1,200	1,200,000

Lake Tahoe (City of) Unified School District (Election of 2008); Series 2009, Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	08/01/24	1,000	1,071,230

Los Angeles (City of) Department of Airports (Los Angeles International Airport);
Series 2008 C, RB	5.00%	05/15/28	1,000	1,020,870

Series 2009 A, RB	5.25%	05/15/29	1,000	1,047,560

Los Angeles (City of) Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/21	2,000	2,286,260

Los Angeles (City of) Unified School District; Series 2009 I, Unlimited Tax GO	5.00%	07/01/26	670	707,862

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Lynwood Utility Authority; Series 2009 A, Ref. Enterprise RB (INS–Assured Guaranty Corp.)(b)	5.00%	06/01/29	$500	$510,370

Madera Irrigation District; Series 2008, Ref. Water RB	5.00%	01/01/23	2,250	2,352,307

Monrovia Financing Authority (Library); Series 2007, Lease RB (INS–Ambac Assurance Corp.)(b)	4.63%	12/01/32	1,000	961,790

Monterey (County of) (2009 Refinancing);
Series 2009, COP (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	08/01/16	1,000	1,119,690

Series 2009, COP (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	08/01/19	2,360	2,613,794

New Haven Unified School District;
Series 2009, Ref. Unlimited Tax GO (INS–Assured Guaranty Corp.)(b)	5.00%	08/01/20	3,030	3,354,089

Series 2009, Ref. Unlimited Tax GO (INS–Assured Guaranty Corp.)(b)	5.00%	08/01/21	1,290	1,415,775

Newport Beach (City of) (Hoag Memorial Hospital Presbyterian); Series 2009 D, RB(a)	5.00%	02/07/13	1,000	1,092,650

Northern California Power Agency;
Series 2010 A, Ref. Capital Facilities RB	4.00%	08/01/14	1,000	1,086,330

Series 2010 A, Ref. Capital Facilities RB	4.00%	08/01/16	1,000	1,063,910

Series 2010 A, Ref. Capital Facilities RB	5.00%	08/01/20	1,000	1,086,130

Series 2010 A, Ref. Capital Facilities RB	5.00%	08/01/21	1,000	1,079,560

Rancho Mirage (City of) Joint Powers Financing Authority (Eisenhower Medical Center); Series 2007 A, RB	5.00%	07/01/21	1,000	1,014,050

Redlands (City of) Unified School District (Election of 2008); Series 2008, Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	07/01/25	1,000	1,055,790

Rowland Unified School District (Election of 2006 Capital Appreciation); Series 2009 B, Unlimited Tax GO(g)	5.91%	08/01/23	1,300	610,961

Sacramento (County of);
Series 2009 B, Sr. Airport System RB	5.00%	07/01/18	1,000	1,113,460

Series 2009 D, Airport System RB (INS–Assured Guaranty Corp.)(b)	5.13%	07/01/25	1,500	1,605,480

San Diego (City of) Public Facilities Financing Authority;
Series 2009 B, Ref. Sr. Sewer RB	5.00%	05/15/13	1,000	1,116,610

Series 2009 B, Ref. Sr. Sewer RB	5.00%	05/15/14	500	568,340

San Francisco (City & County of) Airport Commission; Series 2009 E, International Airport RB	5.50%	05/01/26	2,000	2,121,120

Santa Ana (City of) (Local Street Improvement); Series 2007, Gas Tax Revenue COP (INS–National Public Finance Guarantee Corp.)(b)	4.38%	01/01/24	1,000	920,150

Santa Monica Community College District; Series 2010 E, Unlimited Tax GO(g)	5.69%	08/01/26	1,000	409,390

Torrance Unified School District (Measure Z);
Series 2009 B1, Unlimited Tax GO(g)	6.11%	08/01/22	1,900	971,223

Series 2009 B1, Unlimited Tax GO(g)	6.18%	08/01/23	2,000	956,020

Val Verde Unified School District; Series 2009 A, Ref. COP (INS–Assured Guaranty Corp.)(b)	5.00%	03/01/29	2,040	2,047,324

Vernon (City of);
Series 2009 A, Electric Systems RB	5.50%	08/01/15	500	572,005

Series 2009 A, Electric Systems RB	5.13%	08/01/21	4,600	4,867,030

West Contra Costa Unified School District; Series 2005 B, Unlimited Tax GO	6.00%	08/01/27	1,000	1,124,130

West Sacramento (City of) Area Flood Control Agency; Series 2008, Special Assessment RB	5.13%	09/01/23	1,075	1,094,157

Yosemite Community College District; Series 2008 C, Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	08/01/28	2,710	2,844,822

				150,322,558

Colorado–3.19%
Adams State College;
Series 2009 A, Auxiliary Facilities Improvement RB	5.20%	05/15/27	340	367,907

Series 2009 A, Auxiliary Facilities Improvement RB	5.00%	05/15/29	450	475,142

Aurora (City of) (The Children’s Hospital); Series 2004 D, RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	12/01/20	1,000	1,072,570

Colorado Educational & Cultural Facilities Authority (Charter School Classical); Series 2008 A, RB	6.75%	12/01/23	975	1,124,711

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Colorado–(continued)

Colorado Health Facilities Authority,
Series 2003 A, RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	05/15/15	$1,000	$1,094,000

Series 2003 A, RB (INS–Assured Guaranty Municipal Corp.)(b)	5.25%	05/15/26	1,000	1,057,560

Colorado School of Mines; Series 2009 A, Ref. Enterprise & Improvement RB	5.00%	12/01/29	500	524,925

Denver (City and County of) School District No. 1; Series 2009 A, Unlimited Tax GO	5.00%	12/01/28	1,000	1,085,190

E-470 Public Highway Authority;
Series 2007 C2, RB (INS–National Public Finance Guarantee Corp.)(a)(b)	5.00%	09/02/13	3,000	3,216,900

Series 2007 D2, RB (INS–National Public Finance Guarantee Corp.)(a)(b)	5.00%	09/02/13	14,700	15,661,527

Glenwood Springs (City of);
Series 2010, Ref. Sales and Use Tax RB	3.00%	10/01/12	1,040	1,083,784

Series 2010, Ref. Sales and Use Tax RB	3.00%	10/01/13	1,125	1,179,754

Series 2010, Ref. Sales and Use Tax RB	3.00%	10/01/14	1,005	1,051,622

Series 2010, Ref. Sales and Use Tax RB	3.00%	10/01/15	1,000	1,034,320

Municipal Subdistrict, Northern Colorado Water Conservancy District; Series 2007 J, Ref. Water RB (INS–Ambac Assurance Corp.)(b)	5.00%	12/01/14	1,300	1,481,792

Northwest Parkway Public Highway Authority; Sr. Series 2001 A, RB(f)	5.00%	06/15/11	1,000	1,052,580

Public Authority for Colorado Energy;
Series 2008, Natural Gas RB	6.13%	11/15/23	1,275	1,363,766

Series 2008, Natural Gas RB	6.25%	11/15/28	2,415	2,557,775

Southglenn Metropolitan District; Series 2007, VRD Special RB (LOC–BNP Paribas)(c)(d)(e)	0.20%	12/01/30	18,810	18,810,000

University of Colorado Hospital Authority; Series 1997 A, Ref. RB (INS–Ambac Assurance Corp.)(b)	5.25%	11/15/22	1,470	1,470,514

				56,766,339

Connecticut–0.47%
Connecticut (State of) (Transportation Infrastructure Purposes); Series 2009 A, Special Tax Obligation RB	5.00%	12/01/16	2,000	2,327,960

Connecticut (State of) Health and Educational Facilities Authority;
Series 2010 A-3, Yale University RB(a)	4.00%	02/07/13	3,000	3,261,720

Series 2010 A-4, Yale University RB(a)	5.00%	02/12/15	1,500	1,739,505

New Haven (City of) Solid Waste Authority; Series 2008, RB	5.13%	06/01/23	1,000	1,081,810

				8,410,995

Delaware–0.30%
Delaware Health Facilities Authority (Bayhealth Medical Center);
Series 2009 A, RB	5.00%	07/01/17	1,500	1,626,390

Series 2009 A, RB	5.00%	07/01/18	1,540	1,657,363

Series 2009 A, RB	4.05%	07/01/22	1,000	982,780

Series 2009 A, RB	4.15%	07/01/23	1,000	975,900

				5,242,433

District of Columbia–0.87%
District of Columbia (George Washington University); Series 1999 A, RB (INS–National Public Finance Guarantee Corp.)(b)	5.75%	09/15/20	9,250	9,374,875

District of Columbia (Georgetown University);
Series 2001 C, RB(a)	5.25%	04/01/23	2,555	2,779,508

Series 2009 A, Ref. RB	5.00%	04/01/15	2,000	2,219,940

District of Columbia; Series 1999 B, Ref. Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(b)	5.50%	06/01/10	1,000	1,013,860

				15,388,183

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–4.38%
Broward (County of); Series 2009 O, Ref. Airport System RB	5.00%	10/01/14	$1,490	$1,667,280

Citizens Property Insurance Corp.;
Series 2008 A-1, Sr. Sec. High Risk RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	06/01/11	2,240	2,327,629

Series 2009 A-1, Sr. Sec. High Risk RB (INS–Assured Guaranty Corp.)(b)	4.00%	06/01/12	2,000	2,079,520

Series 2009 A-1, Sr. Sec. High Risk RB (INS–Assured Guaranty Corp.)(b)	5.00%	06/01/16	2,000	2,124,880

Series 2009 A-2, Sr. Sec. High Risk RN	4.50%	06/01/10	3,000	3,031,890

Florida (State of) Board of Education;
Series 2000 B, Lottery RB (INS–National Public Finance Guarantee Corp.)(b)	5.75%	07/01/10	1,000	1,018,790

Series 2009 A, Lottery RB	5.00%	07/01/23	2,000	2,176,560

Series 2009 A, Lottery RB	5.25%	07/01/24	1,640	1,802,098

Florida (State of) Department of Education; Series 2006 A, Community College Capital Improvement RB (INS–National Public Finance Guarantee Corp.)(b)	5.00%	07/01/18	1,335	1,442,494

Florida (State of) Department of Environmental Protection;
Series 2002 B, Florida Forever RB (INS–National Public Finance Guarantee Corp.)(b)	5.25%	07/01/22	3,000	3,157,980

Series 2003 C, Florida Forever RB (INS–Ambac Assurance Corp.)(b)	5.00%	07/01/19	3,525	3,729,344

Florida Hurricane Catastrophe Fund Finance Corp.;
Series 2006 A, RB (INS–National Public Finance Guarantee Corp.)(b)	5.00%	07/01/11	4,000	4,202,240

Series 2008 A, RB	5.00%	07/01/13	1,560	1,713,941

Gulf Breeze (City of);
Series 1985 J, Local Government Loan RB(a)	4.20%	12/01/17	2,000	2,023,700

Series 1985 J, Local Government Loan RB(f)	4.50%	12/01/20	3,000	3,049,020

Highlands Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group);
Series 2005 I, Hospital RB	4.50%	11/15/15	2,000	2,194,880

Series 2005 I, Hospital RB	5.00%	11/15/16	2,000	2,206,480

Hillsborough Industrial Development Authority (Tampa Electric Co.); Series 2007 B, PCR(a)	5.15%	09/01/13	550	593,351

Jacksonville (City of); Series 2003, Better Jacksonville RB (INS–National Public Finance Guarantee Corp.)(b)	5.25%	10/01/16	3,000	3,325,920

JEA (St. Johns River Power Park System Issue 2); Series 2003-19, Ref. RB	4.25%	10/01/13	2,000	2,004,360

JEA;
Series 2002 D, Sub. Electric System RB	4.63%	10/01/22	350	350,189

Series 2009 Three A, Electric System RB	5.00%	10/01/26	1,125	1,159,369

Kissimmee (City of) Utility Authority;
Series 2003, Ref. Electric System RB (INS–Assured Guaranty Municipal Corp.)(b)	5.25%	10/01/15	1,500	1,715,610

Series 2003, Ref. Electric System RB (INS–Assured Guaranty Municipal Corp.)(b)	5.25%	10/01/16	1,500	1,711,200

Series 2003, Ref. Electric System RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	10/01/17	1,900	2,134,023

Miami (City of); Series 2009, Ref. Parking System RB (INS–Assured Guaranty Corp.)(b)	5.00%	10/01/28	750	764,280

Miami-Dade (County of) (Double-Barreled Aviation); Series 2010, GO	5.00%	07/01/17	500	567,420

Miami-Dade (County of) (Jackson Health System);
Series 2009, Public Facilities RB (INS–Assured Guaranty Corp.)(b)	5.00%	06/01/18	1,000	1,071,610

Series 2009, Public Facilities RB (INS–Assured Guaranty Corp.)(b)	5.50%	06/01/29	2,000	2,114,280

Miami-Dade (County of) Health Facilities Authority (Miami Children’s Hospital); Series 2008 A-2, RB (INS–National Public Finance Guarantee Corp.)(a)(b)	4.55%	08/01/13	250	262,288

Miami-Dade (County of);
Series 2008 C, Ref. Water & Sewer System RB (INS–Berkshire Hathaway Assurance Corp.)(b)	5.50%	10/01/20	1,500	1,735,485

Series 2008 C, Ref. Water & Sewer System RB (INS–Berkshire Hathaway Assurance Corp.)(b)	5.00%	10/01/24	1,500	1,629,195

Series 2008 C, Ref. Water & Sewer System RB (INS–Berkshire Hathaway Assurance Corp.)(b)	5.13%	10/01/25	1,500	1,632,270

Series 2009 A, Aviation RB (INS–Assured Guaranty Corp.)(b)	5.00%	10/01/27	120	124,062

Series 2009 B, Aviation RB (INS–Assured Guaranty Corp.)(b)	5.00%	10/01/26	1,000	1,041,740

Series 2009 B, Aviation RB (INS–Assured Guaranty Corp.)(b)	5.00%	10/01/29	1,000	1,020,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

Orange (County of); Series 2005, Ref. Tourist Development Tax RB (INS–Ambac Assurance Corp.)(b)	5.00%	10/01/12	$1,095	$1,189,477

Orange Health Facilities Authority (Orlando Health, Inc.); Series 2009, Hospital RB	5.00%	10/01/14	2,085	2,279,176

Pasco (County of);
Series 2009 A, Water & Sewer System RB	5.00%	10/01/16	750	856,747

Series 2009 A, Water & Sewer System RB	4.00%	10/01/17	500	535,310

Port St. Lucie (City of); Series 2008, Ref. COP (INS–Assured Guaranty Corp.)(b)	6.25%	09/01/27	500	554,675

Village Center Community Development District; Series 1998 A, Ref. Recreational RB (INS–National Public Finance Guarantee Corp.)(b)	5.50%	11/01/10	1,105	1,124,702

Winter Park (City of);
Series 2009, Ref. Water & Sewer System Improvement RB	4.25%	12/01/24	750	763,897

Series 2009 A, Ref. Electric RB (INS–Assured Guaranty Municipal Corp.)(b)	4.00%	10/01/19	500	519,060

Series 2009 A, Ref. Electric RB (INS–Assured Guaranty Municipal Corp.)(b)	4.38%	10/01/22	325	334,230

Series 2009 A, Ref. Electric RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	10/01/29	4,695	4,839,183

				77,902,425

Georgia–7.12%
Atlanta (City of);
Series 2003 C-2, Airport General VRD Ref. RB (INS–National Public Finance Guarantee Corp.)(b)(c)(d)	2.20%	01/01/30	21,925	21,925,000

Series 2003 C-3, Airport General VRD Ref. RB (INS–National Public Finance Guarantee Corp.)(b)(c)(d)	2.20%	01/01/30	9,300	9,300,000

Series 2009 B, Water and Wastewater RB (INS–Assured Guaranty Municipal Corp.)(b)	4.00%	11/01/15	1,000	1,072,810

Series 2009 B, Water and Wastewater RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	11/01/17	1,500	1,665,030

Series 2009 B, Water and Wastewater RB (INS–Assured Guaranty Municipal Corp.)(b)	4.13%	11/01/19	970	996,481

Series 2009 B, Water and Wastewater RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	11/01/20	1,500	1,626,480

Series 2009 B, Water and Wastewater RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	11/01/21	1,500	1,618,080

Series 2009 B, Water and Wastewater RB (INS–Assured Guaranty Municipal Corp.)(b)	5.25%	11/01/27	2,000	2,156,000

Development Authority of Burke County (Georgia Power Co.); Series 1995, PCR RB(a)	3.75%	01/12/12	4,000	4,184,920

Development Authority of Fulton County (Piedmont Healthcare, Inc.); Series 2009 A, RB	5.00%	06/15/29	3,500	3,586,100

Georgia (State of); Series 1992 B, Unlimited Tax GO	6.30%	03/01/10	1,000	1,000,850

Glynn-Brunswick Memorial Hospital Authority;
Series 2008 A, RAC	5.00%	08/01/20	1,000	1,022,050

Series 2008 A, RAC	5.25%	08/01/23	1,000	1,019,060

Gwinnett (County of) Hospital Authority (Gwinnett Hospital System, Inc.);
Series 2007 D, RAC (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	07/01/24	2,000	2,040,300

Series 2007 D, RAC (INS–Assured Guaranty Municipal Corp.)(b)	5.25%	07/01/29	2,000	2,023,420

Hospital Authority of Fayette County (Fayette Community Hospital);
Series 2009 A, RAC	4.38%	06/15/20	2,500	2,557,450

Series 2009 A, RAC	4.50%	06/15/21	2,500	2,534,025

Macon-Bibb (County of) Hospital Authority;
Series 2009, RAC	4.00%	08/01/19	635	641,960

Series 2009, RAC	4.00%	08/01/20	710	701,629

Series 2009, RAC	5.00%	08/01/24	1,260	1,314,835

Richmond (County of) Hospital Authority (University Health Services, Inc.);
Series 2009, RAC	5.50%	01/01/24	2,490	2,610,616

Series 2009, RAC	5.25%	01/01/29	2,500	2,496,850

Richmond (County of), Georgia Development Authority (MCG Health, Inc.); Series 2008 A, RB (LOC–UBS AG)(c)(d)(e)	0.16%	07/01/37	51,675	51,675,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Georgia–(continued)

South Regional Joint Development Authority (Valdosta State University);
Series 2007, Parking & Health RB (INS–XL Capital Assurance Inc.)(b)	5.00%	08/01/20	$1,385	$1,505,453

Series 2007, Parking & Health RB (INS–XL Capital Assurance Inc.)(b)	5.00%	08/01/21	1,490	1,610,332

Series 2007, Parking & Health RB (INS–XL Capital Assurance Inc.)(b)	5.00%	08/01/22	605	648,899

The Hospital Authority of Hall County and the City of Gainesville (Northeast Georgia Health System, Inc.);
Series 2010 A, RAC	5.00%	02/15/16	1,245	1,359,378

Series 2010 A, RAC	5.00%	02/15/19	1,500	1,594,545

				126,487,553

Guam–0.09%
Guam (Government of);
Series 2009 A, Limited Obligation RB	5.00%	12/01/12	480	508,402

Series 2009 A, Limited Obligation RB	5.00%	12/01/15	1,000	1,054,490

				1,562,892

Idaho–0.39%
Caldwell (City of) Urban Renewal Agency; Series 2008, Tax Allocation RB	4.00%	09/01/19	1,205	1,222,195

Idaho (State of) Health Facilities Authority (Trinity Health Group); Series 2008 B, RB	5.63%	12/01/19	1,000	1,132,500

Idaho (State of) Housing & Finance Association;
Series 2008 D, Class III, Single Family Mortgage RB	5.35%	01/01/29	640	660,294

Series 2009 A, Grant & Revenue Anticipation RB	5.25%	07/15/25	500	555,725

Series 2009 B, Class III, Single Family Mortgage RB	5.65%	07/01/26	1,470	1,523,876

University of Idaho; Series 2007 B, RB (INS–Assured Guaranty Municipal Corp.)(a)(b)	4.50%	04/01/18	1,750	1,841,245

				6,935,835

Illinois–9.10%
Bolingbrook (Village of); Series 2010 A, Ref. Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	01/01/23	1,260	1,350,002

Chicago (City of) Transit Authority (Federal Transit Administration Section 5309); Series 2008 A, RB (INS–Assured Guaranty Corp.)(b)	5.25%	06/01/23	2,500	2,710,100

Chicago (City of) Transit Authority (O’ Hare International Airport); Series 2008 A, Ref. RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	01/01/16	1,400	1,572,242

Cook (County of);
Series 2004 A, Ref. Unlimited Tax GO (INS–Ambac Assurance Corp.)(b)	5.00%	11/15/17	5,000	5,472,900

Series 2009 A, Ref. Unlimited Tax GO	5.00%	11/15/19	2,000	2,259,160

Series 2009 C, Ref. Unlimited Tax GO	5.00%	11/15/20	7,500	8,345,175

Dolton (Village of);
Series 2009 A, Unlimited Tax GO (INS–Assured Guaranty Corp.)(b)	4.25%	12/01/21	1,000	1,028,140

Series 2009 A, Unlimited Tax GO (INS–Assured Guaranty Corp.)(b)	4.25%	12/01/22	1,000	1,020,070

Series 2009 A, Unlimited Tax GO (INS–Assured Guaranty Corp.)(b)	4.50%	12/01/23	1,000	1,033,650

Series 2009 A, Unlimited Tax GO (INS–Assured Guaranty Corp.)(b)	4.50%	12/01/24	1,000	1,024,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

Illinois (State of);
First Series 2001, Ref. Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(b)	5.25%	10/01/11	$1,790	$1,916,535

Series 1999 Z, Sales Tax RB	5.00%	06/15/19	500	506,435

Series 2000, Unlimited Tax GO (INS–National Public Finance Guarantee Corp.)(b)	6.10%	01/01/20	1,500	1,505,865

Series 2003 B, Unlimited Tax VRD GO(c)(d)	2.49%	10/01/33	830	830,000

Series 2009, General Obligation Ctfs.	4.00%	05/20/10	31,345	31,602,342

Series 2010, Ref. Unlimited Tax GO	5.00%	01/01/12	2,000	2,138,780

Series 2010, Ref. Unlimited Tax GO	5.00%	01/01/15	3,500	3,910,550

Series 2010, Ref. Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	01/01/16	1,000	1,119,580

Series 2010, Ref. Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	01/01/19	1,000	1,102,040

Series 2010, Ref. Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	01/01/21	2,000	2,171,540

Illinois Educational Facilities Authority (University of Chicago); Series 1998, RB(a)	3.38%	02/03/14	1,000	1,063,580

Illinois Finance Authority (Advocate Health Care Network); Series 2010 D, RB	5.00%	04/01/20	1,025	1,090,416

Illinois Finance Authority (Children’s Memorial Hospital);
Series 2008 A, RB (INS–Assured Guaranty Corp.)(b)	5.25%	08/15/33	1,000	1,007,460

Series 2008 C, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(c)(d)(e)	0.20%	08/15/25	39,250	39,250,000

Illinois Finance Authority (Resurrection Health Care); Series 1999 A, RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	05/15/17	2,000	2,165,680

Illinois Finance Authority (Southern Illinois Healthcare Enterprises, Inc.);
Series 2005, RB (INS–Assured Guaranty Municipal Corp.)(b)	5.25%	03/01/22	1,250	1,352,137

Series 2005, RB (INS–Assured Guaranty Municipal Corp.)(b)	5.25%	03/01/23	1,500	1,612,425

Illinois Finance Authority (University of Chicago Medical Center); Series 2009 C, RB	5.25%	08/15/29	2,000	2,038,200

Illinois Health Facilities Authority (Advocate Health Care); Series 2003 A, RB(a)	4.38%	07/01/14	915	961,317

Illinois Health Facilities Authority (Ingalls Memorial Hospital); Series 1985 B, VRD RB (LOC–Northern Trust Co.)(c)(d)(e)	0.17%	01/16/16	14,700	14,700,000

Illinois Student Assistance Commission; Series 2009, RB (INS–Assured Guaranty Corp.)(b)	3.15%	05/01/14	2,000	2,002,760

Kane & De Kalb (Counties of) Community Unit School District No. 302; Series 2008, Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(b)	5.50%	02/01/28	1,500	1,606,260

Kendall-Grundy (County of) Forest Preservation District; Series 2007, Unlimited Tax GO (INS–National Public Finance Guarantee Corp.)(b)	5.25%	01/01/23	4,000	4,404,440

Kendall-Grundy, Kane & Will (Counties of) High School District No. 308; Series 2007 A, Ref. Unlimited Tax GO (INS–National Public Finance Guarantee Corp.)(b)	4.38%	10/01/21	1,000	1,032,930

Kendall-Grundy, Kane & Will (Counties of) High School District No. 308; Series 2007, Unlimited Tax GO (INS–Assured Guaranty Corp.)(b)	5.00%	02/01/23	5,795	6,269,379

Lake County (City of) Community Unit School District No. 60 (Waukegan); Series 2010 C, Ref. Unlimited Tax GO	1.00%	12/01/10	830	831,403

Madison & Saint Clair (Counties of) School District No. 10 (Collinsville School Building); Series 2001, Unlimited Tax GO (INS–National Public Finance Guarantee Corp.)(b)	5.00%	02/01/11	1,150	1,180,786

Northern Municipal Power Agency (Prairie St. Power); Series 2007 A, RB (INS–National Public Finance Guarantee Corp.)(b)	5.00%	01/01/19	1,000	1,087,080

Southern Illinois University; Series 2006 A, Housing & Auxiliary Facilities System RB (INS–National Public Finance Guarantee Corp.)(b)	5.25%	04/01/19	1,000	1,110,450

St. Clair (County of);
Series 2009, Ref. Unlimited Tax GO	5.00%	10/01/19	1,000	1,133,730

Series 2009, Ref. Unlimited Tax GO	5.00%	10/01/21	1,480	1,648,098

Will, Grundy and Etc. (Counties of) Community College District No. 525 (Joliet Jr. College); Series 2008, Unlimited Tax GO	5.75%	06/01/27	1,435	1,614,432

				161,782,809

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Indiana–1.06%
Clark-Pleasant Middle School Building Corp.; Series 2009, First Mortgage RB	5.00%	07/15/22	$1,000	$1,098,510

Indiana Health Facility Financing Authority (Community Foundation of Northwest Indiana Obligated Group); Series 2004 A, RB	5.38%	03/01/19	1,000	1,023,850

Indiana Health Facility Financing Authority; Series 2005, RB(a)	5.00%	06/01/14	3,500	3,852,730

Indianapolis (City of) Local Public Improvement Bond Bank (Waterworks);
Series 2002 A, RB (INS–National Public Finance Guarantee Corp.)(b)	5.50%	01/01/14	2,000	2,192,060

Series 2009 A, RB (INS–Assured Guaranty Corp.)(b)	5.25%	01/01/29	1,010	1,100,486

Kokomo-Center Schools Building Corp.; Series 1996, First Mortgage RB (INS–Ambac Assurance Corp.)(b)	4.13%	07/15/17	1,000	1,000,710

Monroe (County of) Community 1996 School Building Corp.; Series 2009, First Mortgage RB (INS–Assured Guaranty Municipal Corp.)(b)	5.13%	01/15/24	2,285	2,534,887

Portage (City of) Redevelopment District; Series 2008, Ref. Tax Increment Allocation RB (INS–CIFG Guaranty, Ltd.)(b)	5.00%	01/15/22	2,470	2,473,063

Rockport (City of) (Indiana Michigan Power Co.);
Series 2009 A, Ref. PCR(a)	6.25%	06/02/14	1,000	1,118,180

Series 2009 B, Ref. PCR(a)	6.25%	06/02/14	500	559,090

University of Southern Indiana; Series 2009 J, Student Fee RB (INS–Assured Guaranty Corp.)(b)	5.00%	10/01/23	400	427,820

Zionsville (City of) Community Schools Building Corp.; Series 2002, First Mortgage RB(f)	5.00%	07/15/11	1,420	1,489,069

				18,870,455

Iowa–1.44%
Coralville (City of); Series 2009 D, Unlimited Tax GO Urban Renewal BAN	4.00%	05/01/11	1,000	1,026,800

Dubuque Community School District; Series 2009, Infrastructure Sales, Services & Use Tax RAN	3.00%	03/30/10	1,250	1,251,950

Iowa Finance Authority;
Series 2005, Health System RB (INS–Assured Guaranty Corp.)(b)	5.00%	02/15/13	1,500	1,626,840

Series 2005, Health System RB (INS–Assured Guaranty Corp.)(b)	5.00%	02/15/18	1,000	1,090,740

Series 2005, Health System RB (INS–Assured Guaranty Corp.)(b)	5.00%	02/15/19	500	542,625

Series 2009 F, RB(a)	5.00%	08/15/12	1,000	1,074,510

Iowa Student Loan Liquidity Corp.;
Series 2009-1, Student Loan RB	4.00%	12/01/13	1,500	1,564,320

Series 2009-1, Student Loan RB	5.00%	12/01/15	2,500	2,708,325

Series 2009-1, Student Loan RB	5.00%	12/01/16	2,500	2,671,625

Series 2009-1, Student Loan RB	5.25%	12/01/17	2,500	2,690,925

Series 2009-1, Student Loan RB	5.25%	12/01/18	2,500	2,667,775

Series 2009-2, Student Loan RB	5.40%	12/01/23	2,500	2,588,225

Series 2009-3, Student Loan RB	5.00%	12/01/19	2,500	2,607,150

Washington Community School District; Series 2009, Infrastructure Sales, Services & Use Tax RB	5.00%	07/01/28	1,500	1,540,485

				25,652,295

Kansas–0.59%
Dodge City (City of); Series 2009, Sales Tax RB (INS–Assured Guaranty Corp.)(b)	5.00%	06/01/21	1,000	1,126,860

Johnson (County of) Water District No. 1; Series 2001, Water RB	5.00%	06/01/11	1,770	1,873,651

Kansas Development Finance Authority (Adventist Health System);
Series 2009, Hospital RB	5.00%	11/15/16	1,000	1,107,690

Series 2009 D, Hospital RB	3.00%	11/15/11	700	715,106

Series 2009 D, Hospital RB	5.00%	11/15/24	1,585	1,644,469

Unified Government of Wyandotte County; Series 2010 A, Ref. Utility System RB	4.00%	09/01/11	1,000	1,043,670

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Kansas–(continued)

Wichita (City of); Series 2009 A, Ref. Hospital & Improvement RB	4.50%	11/15/12	$1,000	$1,070,160

Wyandotte (County of), School District No. 500; Series 2001, Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(b)	5.50%	09/01/11	1,750	1,883,858

				10,465,464

Kentucky–2.48%
Christian (County of) (Jennie Stuart Medical Center); Series 2006, RB (INS–Assured Guaranty Corp.)(b)	5.25%	02/01/28	2,500	2,565,100

Kentucky Economic Development Finance Authority (Catholic Health Initiatives); Series 2004 D, RB(a)	3.50%	11/10/10	1,000	1,021,350

Kentucky Economic Development Finance Authority (Louisville Arena); Sub. Series 2008 A-1, RB (INS–Assured Guaranty Corp.)(b)	5.75%	12/01/28	500	548,845

Kentucky Economic Development Finance Authority (Owensboro Medical Health System, Inc.);
Series 2010 A, RB	5.00%	06/01/16	855	882,625

Series 2010 A, RB	5.00%	06/01/17	5,455	5,544,244

Series 2010 A, RB	5.00%	06/01/18	1,000	1,000,590

Kentucky Economic Development Finance Authority; Series 2009 A, Ref. & Improvement Hospital Facilities RB	5.13%	05/01/29	1,000	1,012,710

Louisville & Jefferson (County of) Metropolitan Government (Jewish Hospital & St. Mary’s Healthcare);
Series 2008, RB	6.00%	02/01/22	1,000	1,034,060

Louisville & Jefferson (County of) Metropolitan Sewer District;
Series 2009 B, Sewer and Drainage RB	5.00%	05/15/14	2,500	2,839,500

Series 2009 B, Sewer and Drainage RB	5.00%	05/15/15	2,500	2,862,550

Series 2009 B, Sewer and Drainage RB	5.00%	05/15/20	10,000	11,257,000

Newport (City of) (Kentucky League of Cities Funding Trust); Series 2002, Lease Program VRD RB (LOC–U.S. Bank, N.A.)(c)(d)(e)	0.18%	04/01/32	11,280	11,280,000

Paducah (City of) Electric Plant Board; Series 2009 A, RB (INS–Assured Guaranty Corp.)(b)	5.00%	10/01/24	2,000	2,177,440

				44,026,014

Louisiana–2.56%
East Baton Rouge Sewerage Commission; Series 2009 A, RB	4.50%	02/01/22	1,000	1,058,710

Greater New Orleans Expressway Commission;
Series 2009, Ref. RB (INS–Assured Guaranty Corp.)(b)	2.75%	11/01/13	600	618,492

Series 2009, Ref. RB (INS–Assured Guaranty Corp.)(b)	2.75%	11/01/14	600	614,940

Series 2009, Ref. RB (INS–Assured Guaranty Corp.)(b)	3.00%	11/01/15	1,000	1,023,000

Jefferson Parish Hospital Service District No. 1; Series 1998 B, Hospital RB (INS–Assured Guaranty Municipal Corp.)(b)	5.25%	01/01/28	1,000	1,060,680

Louisiana Citizens Property Insurance Corp.; Series 2009 C-3, Assessment RB (INS–Assured Guaranty Corp.)(b)	6.13%	06/01/25	1,500	1,699,635

Louisiana Energy & Power Authority; Series 2000, Ref. Power Project RB (INS–Assured Guaranty Municipal Corp.)(b)	5.75%	01/01/11	2,500	2,608,825

Louisiana Local Government Environmental Facilities and Community Development Authority (Jefferson Parish); Series 2009 A, RB	5.00%	04/01/18	1,000	1,106,650

Louisiana Local Government Environmental Facilities and Community Development Authority (Lake Charles);
Series 2009, Ref. RB (INS–Assured Guaranty Corp.)(b)	4.00%	04/01/16	1,435	1,542,955

Series 2009, Ref. RB (INS–Assured Guaranty Corp.)(b)	4.00%	04/01/17	1,000	1,066,310

Series 2009, Ref. RB (INS–Assured Guaranty Corp.)(b)	4.00%	04/01/18	1,555	1,638,317

Louisiana Local Government Environmental Facilities and Community Development Authority (Louisiana Community and Technical College System);
Series 2009 B, RB (INS–Assured Guaranty Corp.)(b)	5.00%	10/01/26	1,500	1,573,365

Louisiana Local Government Environmental Facilities and Community Development Authority (Monroe Airport Terminal); Series 2009, RB (INS–Assured Guaranty Corp.)(b)	5.00%	02/01/29	1,000	1,040,470

Louisiana Public Facilities Authority (Baton Rouge General Medical Center); Series 2004, RB (INS–National Public Finance Guarantee Corp.)(b)	5.00%	07/01/14	1,000	1,100,660

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Louisiana–(continued)

Louisiana Public Facilities Authority (Black & Gold Facilities); Series 2007 A, RB (INS–CIFG Guaranty, Ltd.)(b)	5.00%	07/01/22	$500	$502,870

Louisiana Public Facilities Authority (Christus Health);
Series 2008 B, Ref. RB (INS–Assured Guaranty Corp.)(b)	5.75%	07/01/18	1,000	1,070,100

Series 2009 A, Ref. RB	5.00%	07/01/13	1,500	1,626,690

Series 2009 A, Ref. RB	5.00%	07/01/15	1,000	1,089,830

Series 2009 A, Ref. RB	5.00%	07/01/16	1,000	1,075,820

Series 2009 A, Ref. RB	5.25%	07/01/20	1,000	1,058,220

Louisiana Public Facilities Authority (Hurricane Recovery Program); Series 2007, RB (INS–Ambac Assurance Corp.)(b)	5.00%	06/01/18	1,000	1,082,290

Louisiana Public Facilities Authority (Nineteenth Judicial District Court); Series 2007, RB (INS–Financial Guaranty Insurance Co.)(b)	4.50%	06/01/21	1,000	1,037,580

Louisiana Public Facilities Authority (Ochsner Clinic Foundation); Series 2007 A, RB	5.00%	05/15/10	1,320	1,327,194

Louisiana Citizens Property Insurance Corp.; Series 2006 B, RB (INS–Ambac Assurance Corp.)(b)	5.25%	06/01/14	1,000	1,085,620

Monroe (City of) (Economic Development Garret Rd.);
Series 2008, Sales Tax Increment Ref. RB (INS–Assured Guaranty Corp.)(b)	5.25%	03/01/22	1,300	1,349,699

Series 2008, Sales Tax Increment Ref. RB (INS–Assured Guaranty Corp.)(b)	5.38%	03/01/24	1,000	1,036,860

New Orleans (City of); Series 2009, Sewage Service Ref. RB (INS–Assured Guaranty Corp.)(b)	6.25%	06/01/29	1,000	1,061,220

New Orleans Aviation Board (Consolidated Rental Car);
Series 2009 A, Gulf Opportunity Zone RB	5.00%	01/01/16	1,250	1,309,225

Series 2009 A, Gulf Opportunity Zone RB	5.13%	01/01/17	1,730	1,805,445

Series 2009 A, Gulf Opportunity Zone RB	5.25%	01/01/18	1,575	1,637,496

Series 2009 A, Gulf Opportunity Zone RB	5.50%	01/01/19	1,100	1,153,284

Series 2009 A, Gulf Opportunity Zone RB	5.75%	01/01/20	1,890	1,997,125

Series 2009 A, Gulf Opportunity Zone RB	6.00%	01/01/25	1,000	1,050,290

New Orleans Aviation Board;
Series 2009 A-1, Restructuring Ref. RB (INS–Assured Guaranty Corp.)(b)	5.00%	01/01/19	500	555,415

Series 2009 A-1, Restructuring Ref. RB (INS–Assured Guaranty Corp.)(b)	6.00%	01/01/23	1,000	1,144,530

Plaquemines Parish Law Enforcement District;
Series 2009, Limited Tax GO	4.00%	09/01/14	1,200	1,258,056

Series 2009, Limited Tax GO	4.50%	09/01/17	1,350	1,407,051

				45,474,919

Maine–0.30%
Lewiston (City of);
Series 2008 B, Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	12/15/19	750	831,570

Series 2008 B, Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	12/15/20	870	956,748

Series 2008 B, Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(b)	5.50%	12/15/23	950	1,056,238

Maine (State of) Housing Authority; Series 2009 B, RB	5.00%	11/15/29	2,500	2,550,200

				5,394,756

Maryland–0.60%
Baltimore (City of) (Water Projects); Series 2009 A, Sub. RB	5.13%	07/01/29	250	265,328

Housing Opportunities Commission of Montgomery County; Series 2009 A, Single Family Mortgage RB	3.38%	07/01/16	1,000	1,023,540

Maryland Health & Higher Educational Facilities Authority (Lifebridge Health);
Series 2008, RB	5.00%	07/01/18	1,000	1,080,250

Series 2008, RB (INS–Assured Guaranty Corp.)(b)	5.00%	07/01/20	1,000	1,080,580

Series 2008, RB (INS–Assured Guaranty Corp.)(b)	5.00%	07/01/22	1,005	1,075,641

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Maryland–(continued)

Maryland Health & Higher Educational Facilities Authority (The Johns Hopkins Hospital);
Series 2008, Health System RB(a)	5.00%	05/15/13	$1,000	$1,100,490

Series 2008, Health System RB(a)	5.00%	05/15/15	615	688,142

Maryland Health & Higher Educational Facilities Authority (University of Maryland Medical System);
Series 2008 F, Health System RB	5.00%	07/01/17	500	541,795

Series 2008 F, Health System RB	4.50%	07/01/20	500	505,525

Series 2010, Health System RB	5.00%	07/01/16	610	666,730

Series 2010, Health System RB	5.00%	07/01/18	680	724,839

Series 2010, Health System RB	5.00%	07/01/19	400	423,396

Series 2010, Health System RB	5.00%	07/01/20	1,000	1,047,860

Maryland Health & Higher Educational Facilities Authority (Washington County Hospital); Series 2008, RB	5.00%	01/01/20	500	499,200

				10,723,316

Massachusetts–2.73%
Massachusetts (State of); Series 2001 D, Construction Loan Limited Tax GO(a)(f)	5.25%	11/01/11	2,500	2,690,775

Massachusetts Development Finance Agency (Boston University); Series 2009 V-1, RB	5.00%	10/01/29	1,000	1,029,930

Massachusetts Health & Educational Facilities Authority (Baystate Medical Center); Series 2009 K, RB(a)	5.00%	07/01/13	2,500	2,706,100

Massachusetts Health & Educational Facilities Authority (Lesley University); Series 2009 A, RB (INS–Assured Guaranty Corp.)(b)	5.00%	07/01/23	1,095	1,197,514

Massachusetts Health & Educational Facilities Authority (Northeastern University); Series 2009 T-2, RB(a)	4.10%	04/19/12	1,485	1,547,711

Massachusetts Health & Educational Facilities Authority (Suffolk University); Series 2009 A, RB	6.00%	07/01/24	1,500	1,630,650

Massachusetts Health and Educational Facilities Authority (Cape Cod Healthcare Obligated Group) Series 2004 D, RB (INS–Assured Guaranty Corp.)(b)	4.00%	11/15/17	730	742,001

Massachusetts Turnpike Authority; Sub. Series 1999 A, RB (INS–Ambac Assurance Corp.)(b)	5.25%	01/01/29	35,000	35,007,350

Worcester (City of); Series 2009, Limited Tax GO (INS–Assured Guaranty Corp.)(b)	4.00%	11/01/16	1,860	2,033,743

				48,585,774

Michigan–5.14%
Adrian (City of) School District; Series 2007, Ref. Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(b)	5.50%	05/01/15	755	876,215

Avondale School District; Series 2009, Ref. Unlimited Tax GO (INS–Assured Guaranty Corp.)(b)	4.00%	05/01/19	1,000	997,670

Battle Creek (City of); Series 2008, Downtown Development Ref. Unlimited Tax GO (INS–Ambac Assurance Corp.)(b)	5.00%	05/01/15	1,110	1,231,712

Central Michigan University Board of Trustees;
Series 2009, Ref. General RB	5.00%	10/01/11	1,170	1,239,404

Series 2009, Ref. General RB	5.00%	10/01/13	1,430	1,589,631

Series 2009, Ref. General RB	5.00%	10/01/14	1,510	1,700,215

Detroit (City of);
Series 2009, RAN	5.00%	03/01/10	11,850	11,854,621

Series 2009 C, TAN(h)	10.00%	10/01/10	5,000	4,998,950

Hartland Consolidated Schools District; Series 2001, Ref. Unlimited Tax GO (CEP–Michigan School Bond Loan Fund)	5.50%	05/01/11	1,000	1,052,180

Hastings Area School System; Series 2009, Ref. Unlimited Tax GO (INS–Assured Guaranty Corp.)(b)	3.25%	05/01/15	1,475	1,522,672

Michigan (State of);
Series 2009, Ref. Trunk Line RB	5.00%	11/01/19	3,000	3,386,370

Series 2009, Ref. Trunk Line RB	5.00%	11/01/20	1,000	1,115,870

Series 2009, Ref. Trunk Line RB	5.00%	11/01/23	2,000	2,182,940

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Michigan–(continued)

Michigan Building Authority (Facilities Program);
Series 2003 I, Ref. RB (INS–Assured Guaranty Municipal Corp.)(b)	5.25%	10/15/16	$4,315	$4,703,825

Series 2009 H, RB	4.00%	10/15/15	1,000	1,053,540

Series 2009 H, RB	4.00%	10/15/16	1,950	2,027,629

Series 2009 H, RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	10/15/21	1,180	1,249,325

Series 2009 H, RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	10/15/22	1,020	1,071,847

Series 2009 I, Ref. RB (INS–Assured Guaranty Corp.)(b)	5.00%	10/15/23	7,150	7,624,831

Series 2009 I, Ref. RB (INS–Assured Guaranty Corp.)(b)	5.25%	10/15/24	1,040	1,121,817

Michigan Hospital Finance Authority (Henry Ford Health System);
Series 2009, Ref. RB	4.00%	11/15/13	540	560,876

Series 2009, Ref. RB	4.00%	11/15/14	655	673,936

Series 2009, Ref. RB	5.50%	11/15/18	1,000	1,061,760

Series 2009, Ref. RB	5.00%	11/15/19	1,500	1,525,425

Michigan Hospital Finance Authority (McLaren Health Care);
Series 2008, RB	5.25%	05/15/18	1,100	1,169,289

Series 2008 B-3, Ref. VRD RB (LOC–JPMorgan Chase Bank, N.A.)(c)(d)	0.17%	10/15/38	1,400	1,400,000

Michigan Municipal Bond Authority (Clean Water Revolving Fund); Series 2002, Ref. RB	5.25%	10/01/21	1,300	1,427,270

Michigan Municipal Bond Authority (Downtown Development Local Project);
Series 2009 A, Local Government Loan Program RB	5.00%	05/01/21	1,515	1,611,203

Series 2009 A, Local Government Loan Program RB	5.13%	05/01/23	800	846,280

Series 2009 A, Local Government Loan Program RB	5.25%	05/01/24	500	529,845

Michigan Municipal Bond Authority;
Series 2009 C, Local Government Loan Program RB (CEP–Michigan School Bond Loan Fund)	5.00%	05/01/15	1,850	2,051,613

Series 2009 C, Local Government Loan Program RB (CEP–Michigan School Bond Loan Fund)	5.00%	05/01/16	1,860	2,054,779

Michigan Strategic Fund (Detroit Edison Co.); Series 1995 CC, Ref. Limited Obligation RB (INS–Ambac Assurance Corp.)(a)(b)	4.85%	09/01/11	2,025	2,081,862

Royal Oak Hospital Finance Authority (William Beaumont Hospital Obligated Group);
Series 2009 W, Ref. RB	5.00%	08/01/15	1,000	1,075,420

Series 2009 W, Ref. RB	5.25%	08/01/16	3,000	3,235,020

Series 2009 W, Ref. RB	5.25%	08/01/17	2,000	2,144,660

Series 2009 W, Ref. RB	5.50%	08/01/19	1,775	1,871,595

School District of Ypsilanti;
Series 2009, Ref. Unlimited Tax GO (INS–Assured Guaranty Corp.)(b)	4.00%	05/01/12	2,270	2,398,800

Series 2009, Ref. Unlimited Tax GO (INS–Assured Guaranty Corp.)(b)	4.00%	05/01/14	1,985	2,134,649

Series 2009, Ref. Unlimited Tax GO (INS–Assured Guaranty Corp.)(b)	5.00%	05/01/18	1,270	1,394,955

Southgate Community School District; Series 2005, Ref. Unlimited Tax GO	5.00%	05/01/18	1,710	1,840,063

Taylor (City of); Series 2001, COP (INS–Ambac Assurance Corp.)(b)	5.00%	02/01/11	495	514,711

Troy (City of) Downtown Development Authority; Series 2001, Ref. & Development Tax Allocation RB (INS–National Public Finance Guarantee Corp.)(b)	5.00%	11/01/10	1,265	1,301,887

Wayne State University;
Series 2007 A, RB (INS–National Public Finance Guarantee Corp.)(b)	5.00%	11/15/12	1,190	1,302,991

Series 2009 A, RB	5.00%	11/15/17	2,000	2,272,840

Wyandotte (City of); Series 2009 A, Ref. Electric System RB (INS–Assured Guaranty Corp.)(b)	5.25%	10/01/28	250	264,243

				91,347,236

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Minnesota–2.12%
Duluth (City of) Independent School District No. 709;
Series 2009 B, COP	4.00%	03/01/12	$1,050	$1,104,884

Series 2009 B, COP	4.00%	03/01/13	1,325	1,417,750

Series 2009 B, COP	4.00%	03/01/14	1,360	1,467,576

Series 2009 B, COP	4.00%	03/01/15	1,400	1,510,922

Minneapolis-St. Paul Metropolitan Airports Commission;
Series 2007 B, Sub. Ref. RB (INS–National Public Finance Guarantee Corp.)(b)	5.00%	01/01/19	2,780	3,023,000

Series 2009 A, Sr. Ref. RB	4.00%	01/01/16	730	782,626

Series 2009 A, Sr. Ref. RB	5.00%	01/01/20	1,000	1,101,240

Minnesota (State of); Series 2009 D, Unlimited Tax GO	4.00%	08/01/23	3,360	3,555,653

Minnesota Agricultural and Economic Development Board (Essentia Health Obligated Group);
Series 2008 C-1, RB (INS–Assured Guaranty Corp.)(b)	4.00%	02/15/14	1,000	1,064,450

Series 2008 C-1, RB (INS–Assured Guaranty Corp.)(b)	5.00%	02/15/16	570	626,156

Series 2008 C-1, RB (INS–Assured Guaranty Corp.)(b)	4.00%	02/15/20	1,500	1,484,055

Series 2008 C-1, RB (INS–Assured Guaranty Corp.)(b)	5.00%	02/15/21	1,500	1,602,960

Minnesota Higher Education Facilities Authority (University of St. Thomas);
Series 2009 Seven-A, RB	4.00%	10/01/15	1,000	1,068,170

Series 2009 Seven-A, RB	4.00%	10/01/16	1,000	1,058,510

Series 2009 Seven-A, RB	4.50%	10/01/20	880	929,993

Series 2009 Seven-A, RB	4.50%	10/01/22	1,000	1,040,710

Series 2009 Six-X, RB	5.00%	04/01/24	500	528,080

Minnesota Housing Finance Agency;
Series 2009 A, Residential Housing Finance RB	5.20%	01/01/23	970	1,028,540

Series 2009 B, Residential Housing Finance RB	5.45%	07/01/24	945	1,005,489

St. Cloud (City of) (CentraCare Health System);
Series 2010 A, Health Care RB	5.00%	05/01/15	500	550,250

Series 2010 A, Health Care RB	5.00%	05/01/25	1,000	1,002,330

Series 2010 B, Health Care RB	5.00%	05/01/12	955	1,022,948

Series 2010 B, Health Care RB	5.00%	05/01/13	595	649,722

Series 2010 B, Health Care RB	5.00%	05/01/16	1,000	1,089,220

St. Paul (City of) Housing and Redevelopment Authority (Gillette Children’s Specialty Healthcare);
Series 2009, RB	5.00%	02/01/16	1,470	1,573,562

Series 2009, RB	5.00%	02/01/19	1,755	1,838,485

Series 2009, RB	5.25%	02/01/21	2,175	2,280,748

Series 2009, RB	5.00%	02/01/27	1,000	982,040

Western Minnesota Municipal Power Agency; Series 2001 A, Ref. RB (INS–Ambac Assurance Corp.)(b)	5.50%	01/01/11	1,300	1,350,791

				37,740,860

Mississippi–0.54%
Alcorn State University Educational Building Corp. (Student Housing); Series 2009 A, RB	4.63%	09/01/26	1,695	1,763,156

Mississippi Development Bank (Lowndes County Industrial Development); Series 2007, Special Obligation IDR (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	07/01/19	1,160	1,262,022

Mississippi Development Bank (Mississippi Power Co.); Series 2007 A, Special Obligation RB (INS–Ambac Assurance Corp.)(b)	5.00%	07/01/16	1,000	1,107,460

Mississippi Development Bank; Series 2009, Special Obligation RB (INS–Assured Guaranty Corp.)(b)	5.00%	07/01/24	1,000	1,076,490

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Mississippi–(continued)

Mississippi Hospital Equipment and Facilities Authority (Baptist Memorial Health Care); Series 2004 B2, RB	5.00%	09/01/23	$2,475	$2,589,419

Rankin (County of) School District; Series 2001, Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	10/01/11	1,625	1,739,010

				9,537,557

Missouri–0.82%
Cape Girardeau (County of) Industrial Development Authority (St. Francis Medical Center); Series 2009, Health Care Facilities IDR	5.50%	06/01/29	250	254,885

Cass (County of); Series 2007, Hospital RB	5.00%	05/01/17	500	508,480

Kansas City (City of); Series 2008 A, Ref. General Improvement Airport RB	4.00%	09/01/14	1,000	1,089,340

Ladue School District; Series 2007, Ref. & Improvement Unlimited Tax GO	5.00%	03/01/25	1,250	1,370,850

Missouri (State of) Development Finance Board (Missouri Association Municipal Utilities); Series 1999, VRD Lease RB(c)(d)(h)	5.50%	12/01/22	1,105	1,105,000

Missouri Environmental Improvement & Energy Resources Authority (State Revolving Fund);
Series 2001, RB(a)(f)	5.00%	07/01/11	885	939,950

Series 2001, RB	5.00%	07/01/23	115	120,567

Missouri Health & Educational Facilities Authority (The Children’s Mercy Hospital); Series 2009, RB	5.25%	05/15/29	2,000	2,015,820

Missouri Health & Educational Facilities Authority (University of Missouri–Columbia Arena); Series 2001, RB	5.00%	11/01/19	2,540	2,703,830

Missouri Health & Educational Facilities Authority (Webster University); Series 2001, Educational Facilities RB (INS–National Public Finance Guarantee Corp.)(b)	5.00%	04/01/11	1,075	1,116,409

Missouri Housing Development Commission; Series 2008 B2, Single Family Mortgage RB (CEP–GNMA/FNMA/FHLMC)	5.10%	03/01/28	440	455,140

St. Louis (City of) (Lambert-St. Louis International Airport); Series 2007 A, Ref. Airport RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	07/01/20	1,125	1,193,006

St. Louis (City of) Municipal Finance Corp. (Convention Center Capital Improvement); Series 2008, Leasehold RB (INS–Assured Guaranty Corp.)(b)	5.00%	07/15/21	1,500	1,609,410

				14,482,687

Montana–0.33%
Gallatin Airport Authority (PFC Supported); Series 2009, RB	4.38%	06/01/29	3,515	3,413,557

Helena (City of); Series 2009, COP	5.00%	01/01/29	400	418,004

Montana (State of) Facility Finance Authority (Glendive Medical Center);
Series 2008 A, Master Loan Program RB	4.63%	07/01/18	1,010	1,086,285

Series 2008 A, Master Loan Program RB	4.75%	07/01/28	1,000	1,001,990

				5,919,836

Nebraska–0.10%
Douglas (County of) School District No. 10 (Elkhorn Public Schools); Series 2009, Unlimited Tax GO	5.45%	06/15/22	500	534,655

Nebraska Elementary & Secondary School Finance Authority (Boys Town); Series 2008, Educational Facilities RB	4.75%	09/01/28	1,000	1,019,640

Nebraska Municipal Energy Agency; Series 2009 A, Ref. Power Supply System RB (INS–Berkshire Hathaway Assurance Corp.)(b)	5.13%	04/01/29	250	267,520

				1,821,815

Nevada–2.07%
Clark (County of) School District; Series 2004 A, Ref. Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	06/15/16	5,000	5,497,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Nevada–(continued)

Clark (County of);
Series 2006, Limited Tax GO (INS–Ambac Assurance Corp.)(b)	5.00%	11/01/21	$5,235	$5,647,152

Series 2009 C, Airport System Sub. Lien RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	07/01/22	1,000	1,071,650

Series 2009 C, Airport System Sub. Lien RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	07/01/23	4,000	4,245,080

Series 2009 C, Airport System Sub. Lien RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	07/01/24	2,000	2,106,720

Series 2009 C, Airport System Sub. Lien RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	07/01/25	1,500	1,568,865

Sr. Series 2010 D, Airport System RB	5.00%	07/01/15	2,950	3,333,618

Sr. Series 2010 D, Airport System RB	5.00%	07/01/16	1,000	1,121,520

Sr. Series 2010 D, Airport System RB	4.00%	07/01/17	2,000	2,096,600

Sr. Series 2010 D, Airport System RB	5.00%	07/01/17	1,500	1,669,755

Humboldt (County of) (Idaho Power Co.); Series 2003, Ref. PCR	5.15%	12/01/24	4,000	4,183,160

Las Vegas Valley Water District; Series 2009 D, Ref. Water Limited Tax GO	5.00%	06/01/16	500	568,715

Reno (City of) (Washoe Medical Center),
Series 2004 C, RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	06/01/15	750	813,037

Series 2004 C, RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	06/01/17	1,365	1,450,121

Reno (City of) (Washoe Medical Center); Series 2005 A, RB (INS–Assured Guaranty Municipal Corp.)(b)	5.25%	06/01/17	1,300	1,421,355

				36,794,898

New Hampshire–0.46%
Manchester (City of);
Series 2009 A, Ref. General Airport RB	5.00%	01/01/15	1,750	1,873,270

Series 2009 A, Ref. General Airport RB	5.00%	01/01/17	500	532,745

New Hampshire Health & Education Facilities Authority; Series 2006, VRD RB (LOC–Citizens Bank N.A.)(c)(d)(e)	0.48%	05/01/36	3,500	3,500,000

New Hampshire Housing Financing Authority;
Series 2008 E, Single Family Mortgage Acquisition RB	5.05%	07/01/23	475	498,973

Series 2008 E, Single Family Mortgage Acquisition RB	5.30%	07/01/28	235	244,384

Series 2009 A, Single Family Mortgage Acquisition RB	5.13%	07/01/29	1,500	1,540,155

				8,189,527

New Jersey–1.91%
New Jersey Economic Development Authority; Series 2004, Cigarette Tax RB	5.50%	06/15/16	1,805	1,886,153

New Jersey Health Care Facilities Financing Authority (Bayonne Hospital Obligated Group); Series 1994, RB (INS–Assured Guaranty Municipal Corp.)(b)	6.25%	07/01/12	1,500	1,499,940

New Jersey Transportation Trust Fund Authority;
Series 1999 A, Transportation System RB(f)	5.50%	06/15/10	7,060	7,174,796

Series 1999 A, Transportation System RB	5.50%	06/15/10	720	731,124

New Jersey Turnpike Authority;
Series 2009 H, RB	5.00%	01/01/20	2,000	2,216,840

Series 2009 H, RB	5.00%	01/01/21	3,500	3,846,010

Newark (City of) Housing Authority (South Ward Police Facility);
Series 2009, RB (INS–Assured Guaranty Corp.)(b)	5.00%	12/01/21	1,130	1,230,061

Series 2009, RB (INS–Assured Guaranty Corp.)(b)	5.38%	12/01/26	500	534,635

Newark (City of); Series 2010 A, General Improvement BAN	1.25%	06/17/10	4,885	4,892,327

Paterson (City of);
Series 2009, Unlimited Tax General Improvement GO (INS–Assured Guaranty Municipal Corp.)(b)	4.25%	06/15/12	1,600	1,678,848

Series 2009, Unlimited Tax General Improvement GO (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	06/15/16	200	217,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New Jersey–(continued)

Perth Amboy (City of) (Board of Education),
Series 2010, COP (INS–Assured Guaranty Corp.)(b)	3.00%	12/15/10	$1,000	$1,014,430

Series 2010, COP (INS–Assured Guaranty Corp.)(b)	4.00%	06/15/12	1,135	1,189,821

Series 2010, COP (INS–Assured Guaranty Corp.)(b)	4.00%	12/15/12	1,285	1,357,101

Series 2010, COP (INS–Assured Guaranty Corp.)(b)	4.00%	06/15/15	1,345	1,418,612

Series 2010, COP (INS–Assured Guaranty Corp.)(b)	4.00%	12/15/15	1,395	1,468,809

South Jersey Port Corp., (Marine Terminal); Series 2009 P-2, RB	4.00%	01/01/16	1,505	1,605,098

				33,962,505

New York–2.52%
Babylon Industrial Development Agency;
Series 2009 A, Resource Recovery RB	5.00%	01/01/14	560	617,086

Series 2009 A, Resource Recovery RB	5.00%	01/01/18	445	485,651

Series 2009 A, Resource Recovery RB	5.00%	01/01/19	365	396,204

Chautauqua (County of) Industrial Development Agency; Series 2007 B, VRD RB (LOC–Citizens Bank N.A.)(c)(d)(e)	0.41%	07/01/39	11,860	11,860,000

Dormitory Authority of the State of New York (Frances Schervier Obligated Group); Series 1997, RB (INS–Assured Guaranty Municipal Corp.)(b)	5.50%	07/01/10	1,205	1,226,256

Dormitory Authority of the State of New York (Mount Sinai School of Medicine of New York University); Series 2009, RB	5.50%	07/01/22	2,925	3,137,911

Dormitory Authority of the State of New York (School District Building Financing); Series 2008 D, RB (INS–Assured Guaranty Corp.)(b)	5.75%	10/01/24	1,000	1,116,960

Dormitory Authority of the State of New York (St. Lawrence University Center); Series 2009, RB	5.00%	07/01/14	2,000	2,208,260

Dormitory Authority of the State of New York;
Series 2002 B, RB(a)	5.25%	05/15/12	3,000	3,260,850

Series 2009, Yeshiva University RB	5.00%	09/01/22	2,635	2,933,756

Series 2009 A, Ref. RB	5.00%	07/01/18	2,000	2,253,220

Nassau Industrial Development Agency (New York Institute of Technology);
Series 2000 A, Ref. Civic Facility RB	5.25%	03/01/17	930	1,005,321

Series 2000 A, Ref. Civic Facility RB	5.25%	03/01/19	1,585	1,690,307

New York (City of); Series 2008 Sub. J-1, Unlimited Tax GO	5.00%	08/01/17	750	856,905

New York City Housing Development Corp.; Series 2009 C-2, MFH RB	3.50%	05/01/13	1,085	1,096,143

New York City Transitional Finance Authority;
Series 2009 S-5, Building Aid RB	5.00%	01/15/16	2,000	2,261,760

Series 2009 S-5, Building Aid RB	5.00%	01/15/17	1,875	2,118,263

Series 2010 D, Sr. Sub. RB	5.00%	11/01/17	2,500	2,914,825

New York State Housing Finance Agency; Series 2009 B, Affordable Housing RB	1.45%	11/01/11	1,000	1,002,260

Niagara Falls Bridge Commission (Tolls Bridge System); Series 1993 A, RB (INS–Assured Guaranty Corp.)(b)	4.00%	10/01/19	1,000	1,040,680

Yonkers (City of),
Series 2010 A, Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	11/15/20	655	711,310

Series 2010 A, Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	11/15/22	500	532,475

				44,726,403

North Carolina–1.45%
Charlotte-Mecklenburg Hospital Authority (Carolinas Healthcare System);
Series 2007 A, Ref. Health Care System RB	5.00%	01/15/19	1,000	1,074,580

Series 2008 A, Ref. Health Care System RB	4.63%	01/15/26	1,005	1,019,552

Series 2009 A, Ref. Health Care System RB	5.00%	01/15/20	3,500	3,764,845

Series 2009 A, Ref. Health Care System RB	5.00%	01/15/26	1,665	1,732,766

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

North Carolina–(continued)

North Carolina Capital Facilities Finance Agency (St. Mary’s School); Series 2006, VRD RB (LOC–Wells Fargo Bank, N.A.)(c)(d)(e)	0.19%	09/01/27	$10,535	$10,535,000

North Carolina Eastern Municipal Power Agency;
Series 2008 C, Power System RB (INS–Assured Guaranty Corp.)(b)	6.00%	01/01/19	330	372,299

Series 2009 B, Power System RB	5.00%	01/01/17	500	549,120

Series 2009 D, Power System RB	5.00%	01/01/19	900	976,941

Series 2009 D, Power System RB	5.00%	01/01/20	1,000	1,073,070

Series 2009 D, Power System RB	5.00%	01/01/21	1,095	1,169,964

Series 2009 D, Power System RB	5.00%	01/01/22	1,060	1,125,285

Oak Island (Town of) (Waste Water);
Series 2008 A, Enterprise System RB (INS–National Public Finance Guarantee Corp.)(b)	5.00%	06/01/20	1,065	1,148,816

Series 2008 A, Enterprise System RB (INS–National Public Finance Guarantee Corp.)(b)	5.00%	06/01/23	1,210	1,279,176

				25,821,414

North Dakota–0.11%
Fargo (City of) (Meritcare Obligated Group); Series 2000 A, Health System RB (INS–Assured Guaranty Municipal Corp.)(b)	5.60%	06/01/21	2,000	2,027,460

Ohio–4.98%
Akron (City of);
Series 2009, Waterworks System Mortgage Ref. & Improvement RB (INS–Assured Guaranty Corp.)(b)	5.00%	03/01/16	2,675	3,036,179

Series 2009, Waterworks System Mortgage Ref. & Improvement RB (INS–Assured Guaranty Corp.)(b)	5.00%	03/01/18	2,010	2,271,702

American Municipal Power, Inc.; Series 2009 C, Combined Hydroelectric RB	5.00%	02/15/23	2,850	3,041,064

Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-1, Sr. Asset-Backed RB	5.00%	06/01/12	930	972,417

Series 2007 A-1, Sr. Asset-Backed RB	5.00%	06/01/16	1,430	1,456,827

Series 2007 A-1, Sr. Asset-Backed RB	5.00%	06/01/17	1,960	1,965,762

Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.38%	06/01/24	1,610	1,524,638

Centerville (City of) (Bethany Lutheran Village Continuing Care Facility Expansion); Series 2007 B, Health Care VRD RB (LOC–PNC Bank, N.A.)(c)(d)(e)	0.24%	11/01/40	22,135	22,135,000

Cleveland (City of);
Series 2009 C, Airport System RB (INS–Assured Guaranty Corp.)(b)	5.00%	01/01/18	2,000	2,154,400

Series 2009 C, Airport System RB (INS–Assured Guaranty Corp.)(b)	5.00%	01/01/19	2,000	2,140,000

Series 2009 C, Airport System RB (INS–Assured Guaranty Corp.)(b)	5.00%	01/01/20	4,000	4,225,120

Series 2009 C, Airport System RB (INS–Assured Guaranty Corp.)(b)	5.00%	01/01/23	3,000	3,101,670

Series 2009 C, Airport System RB (INS–Assured Guaranty Corp.)(b)	5.00%	01/01/27	2,000	2,063,360

Franklin (County of) (Nationwide Children’s Hospital); Series 2009, Hospital Improvement RB	5.00%	11/01/18	1,000	1,087,200

Ohio (State of) (Cleveland Clinic);
Series 2009 B, Hospital Facilities RB	4.75%	01/01/20	3,000	3,209,970

Series 2009 B, Hospital Facilities RB	4.75%	01/01/21	2,000	2,123,000

Series 2009 B, Hospital Facilities RB	5.00%	01/01/22	1,000	1,062,350

Series 2009 B, Hospital Facilities RB	5.00%	01/01/23	3,000	3,173,400

Series 2009 B, Hospital Facilities RB	5.00%	01/01/25	3,000	3,141,780

Series 2009 B, Hospital Facilities RB	5.00%	01/01/26	3,000	3,130,560

Series 2009 B, Hospital Facilities RB	5.00%	01/01/27	1,000	1,039,060

Ohio (State of); Series 2009 A II, Parks & Recreation Capital Facilities RB	5.00%	12/01/19	1,825	2,058,673

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Ohio–(continued)

Ohio Air Quality Development Authority (First Energy Generation Corp.);
Series 2009 A, RB	5.70%	08/01/20	$10,120	$10,749,160

Series 2009 C, Ref. PCR	5.63%	06/01/18	3,200	3,421,760

Ohio State Higher Educational Facility Commission (University Hospital Health System); Series 2009 C, RB(a)	4.88%	07/15/15	2,500	2,674,550

Toledo (City of); Series 2009, City Services Special Assessment Notes	4.00%	06/01/11	1,500	1,530,255

				88,489,857

Oklahoma–1.37%
Cleveland County Justice Authority (Detention Facility); Series 2009 A, Sales Tax RB	5.00%	03/01/22	1,000	1,046,030

Oklahoma Development Finance Authority (Oklahoma State System of Higher Education); Series 2009 A, Master Real Property Lease RB	4.25%	06/01/23	1,000	1,019,300

Oklahoma County Finance Authority (Western Heights Public Schools); Series 2009, Educational Facilities Lease RB	4.50%	09/01/19	2,000	2,041,920

Oklahoma Development Finance Authority (Oklahoma State System of Higher Education);
Series 2009 A, Master Real Property Lease RB	4.00%	06/01/20	1,000	1,033,540

Series 2009 A, Master Real Property Lease RB	4.10%	06/01/21	1,000	1,026,180

Series 2009 A, Master Real Property Lease RB	4.20%	06/01/22	1,000	1,019,500

Oklahoma Industries Authority (Oklahoma Medical Research Foundation); Series 2008, RB	5.50%	07/01/29	1,250	1,299,925

Oklahoma Municipal Power Authority;
Series 2008 A, Power Supply System RB	5.25%	01/01/18	300	345,063

Series 2008 A, Power Supply System RB	5.38%	01/01/19	250	285,875

Series 2008 A, Power Supply System RB	5.88%	01/01/28	250	277,380

Okmulgee Municipal Authority; Series 2009 A, Utility System and Sales Tax RB	4.00%	12/01/19	2,165	2,217,545

Tulsa (County of) Industrial Authority;
Series 2003 A, Capital Improvement RB	4.00%	05/15/16	5,000	5,417,700

Series 2005 A, Capital Improvement RB	4.00%	05/15/17	1,000	1,060,440

Series 2009, Educational Facilities Lease RB	4.00%	09/01/14	2,000	2,172,360

Tulsa Airports Improvement Trust;
Series 2009 A, General RB	4.00%	06/01/15	670	703,741

Series 2009 A, General RB	5.38%	06/01/24	1,750	1,802,745

Tulsa Industrial Authority (University of Tulsa); Series 2009, Ref. RB	5.00%	10/01/23	1,500	1,553,130

				24,322,374

Oregon–0.61%
Clackamas County Hospital Facility Authority (Legacy Health System); Series 2009 B, RB(a)	5.00%	07/15/12	1,000	1,055,670

Lane (County of); Series 2009 A, Limited Tax GO	4.00%	11/01/16	1,000	1,079,970

Oregon (State of) Department of Administrative Services; Series 2009 A, Lottery RB	5.00%	04/01/28	500	544,360

Oregon (State of) Facilities Authority (Legacy Health System); Series 2010 A, Ref. RB	5.00%	03/15/16	1,490	1,624,681

Oregon (State of) Facilities Authority (PeaceHealth);
Series 2009 A, Ref. RB	5.00%	11/01/14	720	814,658

Series 2009 A, Ref. RB	5.00%	11/01/15	660	753,608

Series 2009 A, Ref. RB	5.00%	11/01/16	1,880	2,119,343

Oregon (State of) Oregon Facilities Authority (Samaritan Health Services) Series 2010 A, Ref. RB	4.00%	10/01/16	1,415	1,472,407

Salem-Keizer School District No. 24J; Series 2009 B, Unlimited Tax GO(g)	5.24%	06/15/23	2,500	1,427,150

				10,891,847

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Pennsylvania–4.52%
Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center),
Series 2010 A, RB	3.00%	05/15/11	$490	$503,696

Series 2010 A, RB	5.00%	05/15/19	580	631,788

Bethel Park School District;
Series 2009, Limited Tax GO	3.00%	08/01/13	500	523,410

Series 2009, Limited Tax GO	4.00%	08/01/17	800	849,848

Series 2009, Limited Tax GO	5.00%	08/01/29	1,000	1,038,830

Delaware County Authority (Villanova University); Series 2010, RB	4.00%	12/01/16	500	533,005

Erie County Hospital Authority (Saint Vincent Health Center); Series 2010 A, RB	4.50%	07/01/12	600	611,484

Lancaster County Solid Waste Management Authority Series 2009 B, Resource Recovery System RB	4.00%	12/15/12	2,000	2,123,540

Moon Industrial Development Authority (Providence Point); Series 2007, VRD First Mortgage RB (LOC–Lloyds TSB Bank PLC)(c)(d)(e)	0.20%	07/01/38	24,185	24,185,000

Pennsylvania Economic Development Financing Authority (Exelon Generation, LLC); Series 2009 A, Exempt Facilities RB(a)	5.00%	06/01/12	1,000	1,060,790

Pennsylvania Higher Educational Facilities Authority (Carnegie Mellon University);
Series 2009, RB	5.00%	08/01/17	1,000	1,153,600

Series 2009, RB	4.25%	08/01/19	3,000	3,254,610

Series 2009, RB	5.00%	08/01/21	750	846,668

Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System); Series 2008 B, RB	5.00%	08/15/13	1,100	1,225,411

Pennsylvania Higher Educational Facilities Authority (University of Pittsburgh Medical Center),
Series 2010 E, RB	5.00%	05/15/19	1,000	1,091,730

Series 2010 E, RB	5.00%	05/15/21	5,000	5,346,450

Pennsylvania Turnpike Commission;
Series 2008 C, Sub. RB (INS–Assured Guaranty Corp.)(b)	6.00%	06/01/23	500	578,735

Series 2009 B, Sub. RB	5.00%	06/01/21	3,500	3,765,720

Series 2009 B, Sub. RB	5.25%	06/01/24	2,500	2,685,675

Philadelphia (City of);
Series 2009 A, Unlimited Tax GO (INS–Assured Guaranty Corp.)(b)	4.50%	08/01/20	2,000	2,135,720

Series 2009 A, Unlimited Tax GO (INS–Assured Guaranty Corp.)(b)	5.25%	08/01/21	2,500	2,806,050

Series 2009 A, Unlimited Tax GO (INS–Assured Guaranty Corp.)(b)	5.25%	08/01/22	5,000	5,534,050

Series 2009 A, Water & Wastewater RB	5.00%	01/01/27	250	259,580

Series 2009 B, Limited Tax GO (INS–Assured Guaranty Corp.)(b)	5.75%	07/15/17	1,000	1,141,290

Series 2009 B, Limited Tax GO (INS–Assured Guaranty Corp.)(b)	6.00%	07/15/18	1,000	1,138,300

Series 2009 B, Limited Tax GO (INS–Assured Guaranty Corp.)(b)	6.25%	07/15/23	2,000	2,228,660

Pittsburgh School District;
Series 2009 A, Limited Tax GO (INS–Assured Guaranty Corp.)(b)	3.00%	09/01/12	1,300	1,360,411

Series 2009 A, Limited Tax GO (INS–Assured Guaranty Corp.)(b)	4.00%	09/01/19	3,105	3,274,222

Pittsburgh Water and Sewer Authority; Series 2009 C-1D, Ref. Sub. Water and Sewer System RB (INS–Assured Guaranty Corp.)(a)(b)	2.63%	09/01/12	1,000	1,007,230

Reading (City of); Series 2008, Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(b)	5.63%	11/01/23	1,500	1,662,450

Southeastern Pennsylvania Transportation Authority; Series 1999 B, Ref. Special RB (INS–National Public Finance Guarantee Corp.)(b)	5.25%	03/01/17	3,000	3,024,690

University of Pittsburgh of the Commonwealth System of Higher Education (University Capital);
Series 2002 B, Ref. RB(a)	5.50%	09/15/13	1,000	1,131,130

Series 2005 A, RB(a)	5.50%	09/15/13	1,000	1,131,130

West Mifflin Area School District; Series 2009, Limited Tax GO (INS–Assured Guaranty Municipal Corp.)(b)	5.50%	04/01/24	500	564,365

				80,409,268

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Puerto Rico–0.59%
Government Development Bank for Puerto Rico Series 1985, Ref. RB (INS–National Public Finance Guarantee Corp.)(b)	4.75%	12/01/15	$1,000	$1,029,330

Puerto Rico Public Buildings Authority; Series 2004 K, Ref. Government Facilities RB (INS–Assured Guaranty Municipal Corp.)(b)	5.25%	07/01/27	2,450	2,554,591

Puerto Rico Sales Tax Financing Corp. First Sub. Series 2010 A, Sales Tax RB	3.38%	08/01/16	500	499,590

Puerto Rico Sales Tax Financing Corp.;
First Sub. Series 2009 A, Sales Tax RB(a)	5.00%	08/01/11	3,000	3,150,210

First Sub. Series 2009 A, Sales Tax RB	5.00%	08/01/19	3,000	3,250,590

				10,484,311

Rhode Island–0.69%
Rhode Island Health & Educational Building Corp. (Public Schools Financing Program);
Series 2007 B, RB (INS–Ambac Assurance Corp.)(b)	5.00%	05/15/21	1,000	1,069,880

Series 2009 E, RB (INS–Assured Guaranty Corp.)(b)	5.00%	05/15/19	2,145	2,376,403

Series 2009 E, RB (INS–Assured Guaranty Corp.)(b)	5.00%	05/15/20	1,000	1,093,760

Series 2009 E, RB (INS–Assured Guaranty Corp.)(b)	5.00%	05/15/22	2,535	2,729,916

Rhode Island Health & Educational Building Corp. (University of Rhode Island); Series 2009 B, Higher Education Facilities RB (INS–Assured Guaranty Corp.)(b)	5.25%	09/15/29	1,250	1,323,112

Rhode Island Health & Educational Building Corp;
Series 2006 A, Ref. Hospital Financing RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	05/15/15	1,000	1,097,540

Series 2009 A, Hospital Financing RB (INS–Assured Guaranty Corp.)(b)	6.13%	05/15/27	500	554,980

Rhode Island Student Loan Authority; Series 2009 A, Sr. Student Loan RB	4.75%	12/01/15	1,150	1,213,630

Woonsocket (City of); Series 2000, Unlimited Tax GO (INS–National Public Finance Guarantee Corp.)(b)	5.25%	10/01/10	840	861,437

				12,320,658

South Carolina–2.12%
Oconee (County of) (Duke Energy Carolinas); Series 2009, Pollution Control Ref. RB	3.60%	02/01/17	2,650	2,755,682

Piedmont Municipal Power Agency;
Series 2009 A-3, Ref. Electric RB	5.00%	01/01/16	2,000	2,216,380

Series 2009 A-3, Ref. Electric RB	5.00%	01/01/17	1,000	1,104,680

Series 2009 A-4, Ref. Electric RB	5.00%	01/01/20	2,000	2,161,360

Rock Hill (City of);
Series 2009 C, Ref. Combined Utility System RB (INS–Assured Guaranty Corp.)(b)	4.00%	01/01/13	2,210	2,378,159

Series 2009 C, Ref. Combined Utility System RB (INS–Assured Guaranty Corp.)(b)	4.00%	01/01/14	2,315	2,521,475

Series 2009 C, Ref. Combined Utility System RB (INS–Assured Guaranty Corp.)(b)	4.00%	01/01/15	2,405	2,622,604

South Carolina (State of); Series 2001 B, Capital Improvements Unlimited Tax GO	5.50%	04/01/11	1,000	1,057,200

South Carolina Educational Facilities Authority (Furman University) Series 2010, RB	4.00%	10/01/10	200	203,986

South Carolina Jobs-Economic Development Authority (AnMed Health),
Series 2010, Ref. RB	5.00%	02/01/13	790	858,059

Series 2010, Ref. RB	5.00%	02/01/15	1,000	1,098,220

Series 2010, Ref. RB	5.00%	02/01/16	1,140	1,242,304

Series 2010, Ref. RB	5.00%	02/01/18	1,000	1,076,510

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

South Carolina–(continued)

South Carolina Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2005 A, Ref. RB (INS–Assured Guaranty Municipal Corp.)(b)	4.00%	08/01/17	$1,500	$1,541,550

Series 2009, Ref. and Improvement RB	3.00%	08/01/10	500	501,440

Series 2009, Ref. and Improvement RB	3.00%	08/01/11	1,000	1,004,410

Series 2009, Ref. and Improvement RB	5.00%	08/01/15	500	532,105

Series 2009, Ref. and Improvement RB	5.00%	08/01/17	1,000	1,038,290

Series 2009, Ref. and Improvement RB	5.00%	08/01/18	500	513,480

South Carolina State Education Assistance Authority; Series 2009 I, Student Loan RB	4.40%	10/01/18	1,000	1,040,050

South Carolina Transportation Infrastructure Bank;
Series 2001 A, RB (INS–Ambac Assurance Corp.)(b)	5.00%	10/01/23	1,500	1,528,560

Series 2004 A, RB (INS–Ambac Assurance Corp.)(b)	5.25%	10/01/22	1,390	1,482,268

Spartanburg Regional Health Services District;
Series 2008 A, RB (INS–Assured Guaranty Corp.)(b)	4.50%	04/15/27	1,735	1,687,808

Series 2008 D, Ref. RB (INS–Assured Guaranty Corp.)(b)	5.25%	04/15/20	1,000	1,084,370

Spartanburg Sanitation Sewer District;
Series 2009 B, Ref. Sewer System Convertible RB (INS–Assured Guaranty Corp.)(b)	4.00%	03/01/16	1,110	1,198,178

Series 2009 B, Ref. Sewer System Convertible RB (INS–Assured Guaranty Corp.)(b)	4.50%	03/01/17	1,160	1,279,271

York (County of) Series 2008, PCR(a)	0.88%	09/15/10	2,000	2,004,260

				37,732,659

South Dakota–0.42%
Rapid City (City of);
Series 2009, Water RB	5.00%	11/01/21	1,170	1,231,577

Series 2009, Water RB	5.00%	11/01/24	1,620	1,667,515

Series 2009, Water RB	5.00%	11/01/25	1,650	1,686,745

South Dakota Health & Educational Facilities Authority (Sanford Health);
Series 2009, RB	5.00%	11/01/16	500	553,410

Series 2009, RB	5.00%	11/01/17	430	466,159

Series 2009, RB	5.00%	11/01/24	1,000	1,026,970

Series 2009, RB	5.25%	11/01/29	500	511,005

South Dakota Housing Development Authority (Home Ownership Mortgage); Series 2008 G, RB	5.10%	05/01/18	250	263,075

				7,406,456

Tennessee–0.62%
Chattanooga-Hamilton County Hospital Authority (Erlanger Health System); Series 2004, Ref. Hospital RB (INS–Assured Guaranty Municipal Corp.)(b)	4.50%	10/01/16	2,500	2,642,300

Greater Dickinson Gas Authority,
Series 2010, Ref. Gas System and Improvement RB (INS–Assured Guaranty Corp.)(b)	4.00%	01/01/17	1,115	1,193,507

Series 2010, Ref. Gas System and Improvement RB (INS–Assured Guaranty Corp.)(b)	4.00%	01/01/18	1,110	1,175,113

Jackson (City of) (Jackson-Madison County General Hospital); Series 2008, Ref. & Improvement RB	5.25%	04/01/23	1,000	1,030,530

Sevierville (City of) Public Building Authority; Series 2009, Local Government Public Improvement RB	4.00%	06/01/14	2,500	2,753,575

Shelby (County of) Health Educational & Housing Facilities Board (Baptist Memorial Health Care);
Series 2004, RB	5.00%	09/01/18	500	545,575

Series 2004, RB	5.00%	09/01/19	500	545,855

Shelby (County of) Health Educational & Housing Facilities Board (Methodist Healthcare–University Hospital) Series 2004 B, RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	09/01/17	1,000	1,096,070

				10,982,525

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–7.97%
Aldine Independent School District; Series 2003, Unlimited Tax School Building GO (CEP–Texas Permanent School Fund)	3.00%	02/15/15	$500	$535,660

Austin (City of); Series 2001, Limited Tax Certificates GO	5.00%	09/01/11	1,900	2,030,226

Beaumont Independent School District; Series 2009, Unlimited Tax School Building GO (INS–Assured Guaranty Corp.)(b)	5.00%	02/15/24	1,500	1,616,715

Bexar Metropolitan Water District;
Series 2009, Ref. Waterworks System RB	5.00%	05/01/16	1,295	1,405,800

Series 2009, Ref. Waterworks System RB	5.00%	05/01/19	2,500	2,705,150

Series 2009, Ref. Waterworks System RB	5.00%	05/01/20	2,500	2,673,925

Series 2009, Ref. Waterworks System RB	5.00%	05/01/21	2,500	2,680,450

Series 2009, Ref. Waterworks System RB	5.00%	05/01/22	2,500	2,644,475

Series 2009, Ref. Waterworks System RB	5.00%	05/01/29	2,500	2,532,900

Corpus Christi Independent District; Series 2009, School Building Unlimited Tax GO	5.00%	08/15/22	1,500	1,686,180

Dallas (City of) (Civic Center Convention Complex); Series 2009, Ref. & Improvement RB (INS–Assured Guaranty Corp.)(b)	5.00%	08/15/26	585	612,396

Dallas and Fort Worth (Cities of); Series 2009 A, Ref. RB	4.00%	11/01/14	2,000	2,181,860

Dallas County Utility & Reclamation District,
Series 2005 A, Ref. Unlimited Tax GO (INS–Ambac Assurance Corp.)(b)	5.00%	02/15/19	1,200	1,238,364

Series 2005 A, Ref. Unlimited Tax GO (INS–Ambac Assurance Corp.)(b)	5.15%	02/15/21	3,000	3,079,560

Dallas-Fort Worth (City of) International Airport Public Facility Improvement Corp.; Series 2001, Airport Hotel RB (INS–Assured Guaranty Municipal Corp.)(b)	5.50%	01/15/18	1,250	1,252,225

Garland (City of); Series 2001, Limited Tax Certificates GO (INS–National Public Finance Guarantee Corp.)(b)	5.25%	02/15/11	2,435	2,550,127

Gulf Coast Waste Disposal Authority; Series 2006, Environmental Facilities RB(a)	2.30%	09/03/13	2,500	2,578,300

Harris (County of) Industrial Development Corp. (Deer Park Refining Limited Partnership); Series 2006, Solid Waste Disposal RB	5.00%	02/01/23	4,000	4,083,080

Harris County Cultural Education Facilities Finance Corp. (Baylor College of Medicine); Series 2008 D, Ref. RB	5.13%	11/15/23	750	735,825

Harris County Cultural Education Facilities Finance Corp. (St. Luke’s Episcopal Health System);
Series 2009, Ref. RB	5.00%	02/15/14	2,000	2,221,380

Series 2009, Ref. RB	5.00%	02/15/17	1,700	1,861,976

Series 2009, Ref. RB	5.00%	02/15/18	2,000	2,157,960

Series 2009, Ref. RB	5.00%	02/15/19	1,000	1,073,950

Series 2009, Ref. RB	5.63%	02/15/25	2,500	2,665,725

Harris County Cultural Education Facilities Finance Corp. (TECO); Series 2009 A, Thermal Utility RB	5.00%	11/15/19	485	550,509

Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital);
Series 2009, Hospital RB	3.50%	10/01/13	750	800,970

Series 2009, Hospital RB	5.00%	10/01/24	1,750	1,824,445

Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center); Series 2009 A, Ref. Special Facilities RB (INS–Assured Guaranty Corp.)(b)	5.00%	05/15/23	1,500	1,585,680

Harris County Cultural Education Facilities Finance Corp. (The Methodist Hospital System); Series 2009 B-1, Ref. RB(a)	5.00%	06/01/12	1,630	1,757,238

Harris County Industrial Development Corp. (Deer Park Refining Limited Partnership); Series 2008, Solid Waste Disposal RB	4.70%	05/01/18	7,000	7,025,060

Houston (City of) Convention & Entertainment Facilities Department;
Series 2001 A, Ref. Hotel Occupancy and Special Tax RB (INS–Ambac Assurance Corp.)(b)	5.50%	09/01/10	1,000	1,023,370

Series 2001 A, Ref. Hotel Occupancy and Special Tax RB (INS–Ambac Assurance Corp.)(b)	5.50%	09/01/11	4,000	4,257,000

Series 2001 B, Hotel Occupancy and Special Tax RB (INS–Ambac Assurance Corp.)(b)	5.25%	09/01/10	1,000	1,022,090

Series 2001 B, Hotel Occupancy and Special Tax RB (INS–Ambac Assurance Corp.)(b)	5.25%	09/01/11	2,360	2,502,804

Series 2001 B, Hotel Occupancy and Special Tax RB (INS–Ambac Assurance Corp.)(b)	5.50%	09/01/11	2,460	2,618,055

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Houston (City of);
Series 2009 A, Airport Sr. Lien Ref. RB	5.00%	07/01/15	$325	$368,661

Series 2009 A, Airport Sr. Lien Ref. RB	5.00%	07/01/16	250	281,463

Series 2009 A, Airport Sr. Lien Ref. RB	5.00%	07/01/17	340	381,310

Series 2009 A, Airport Sr. Lien Ref. RB	5.00%	07/01/18	500	558,270

Series 2009 A, Airport Sr. Lien Ref. RB	5.00%	07/01/19	250	275,693

Humble Independent School District; Series 2009, Unlimited Tax GO	3.00%	02/15/15	1,190	1,256,890

La Vernia Higher Education Finance Corp. (KIPP, Inc.); Series 2009 A, Education RB	5.75%	08/15/24	365	375,457

Lake Worth (City of); Series 2008, Limited Tax Certificates GO (INS–Assured Guaranty Corp.)(b)	5.00%	10/01/27	1,230	1,311,315

Live Oak (City of); Series 2004, Unlimited Tax GO (INS–National Public Finance Guarantee Corp.)(b)	5.00%	08/01/16	390	424,948

Lower Colorado River Authority;
Series 2009, Ref. RB	5.25%	05/15/29	500	526,080

Series 2009 B, Ref. RB (INS–Assured Guaranty Municipal Corp.)(b)	6.00%	05/15/10	1,455	1,470,976

Series 2010 A, Ref. RB (INS–Assured Guaranty Municipal Corp.)(b)	5.88%	05/15/14	415	419,648

Lubbock Health Facilities Development Corp. (St. Joseph Health System); Series 2008 A, Ref. RB(a)	3.05%	10/16/12	3,000	3,053,070

Lufkin Health Facilities Development Corp. (Memorial Health System of East Texas);
Series 2009, Ref. and Improvement RB	5.00%	02/15/13	1,675	1,759,889

Series 2009, Ref. and Improvement RB	5.00%	02/15/14	1,270	1,334,872

Series 2009, Ref. and Improvement RB	5.50%	02/15/15	1,875	1,994,775

Series 2009, Ref. and Improvement RB	5.50%	02/15/16	1,505	1,577,375

Series 2009, Ref. and Improvement RB	5.50%	02/15/17	2,100	2,176,104

Mansfield (City of); Series 2008, Limited Tax Certificates GO	6.13%	02/15/26	500	567,365

North Fort Bend Water Authority; Series 2009, Water System RB (INS–Assured Guaranty Corp.)(b)	5.00%	12/15/24	2,000	2,196,680

North Texas Municipal Water District; Series 2001, Water System RB (INS–National Public Finance Guarantee Corp.)(b)	5.00%	09/01/11	1,040	1,110,169

North Texas Tollway Authority;
Series 2005 C, Dallas North Tollway System RB	5.38%	01/01/21	2,000	2,156,720

Series 2008 E-3, Ref. First Tier System RB(a)	5.75%	01/01/16	2,160	2,449,051

Series 2008 H, Ref. First Tier System RB(a)	5.00%	01/01/13	3,380	3,668,010

Series 2008 L-2, Ref. First Tier System RB(a)	6.00%	01/01/13	1,000	1,113,080

Series 2009 A, First Tier System RB	5.00%	01/01/13	2,445	2,622,360

Parker (County of); Series 2009, Unlimited Tax GO (INS–Assured Guaranty Corp.)(b)	5.25%	02/15/26	1,000	1,098,960

Sachse (City of); Series 2009, Ref. & Improvement Limited Tax GO (INS–Assured Guaranty Corp.)(b)	5.00%	02/15/24	500	546,750

San Antonio (City of);
Series 1994, Electric & Gas RB	5.00%	02/01/12	2,375	2,573,645

Series 1998 A, Ref. Limited Tax GO	5.00%	02/01/11	1,490	1,495,900

Tarrant County Cultural Education Facilities Finance Corp. (Hendrick Medical Center);
Series 2009 A, RB (INS–Assured Guaranty Corp.)(b)	5.00%	09/01/13	500	543,555

Series 2009 A, RB (INS–Assured Guaranty Corp.)(b)	3.75%	09/01/14	1,000	1,041,440

Series 2009 A, RB (INS–Assured Guaranty Corp.)(b)	5.00%	09/01/22	500	517,880

Series 2009 A, RB (INS–Assured Guaranty Corp.)(b)	5.00%	09/01/24	1,280	1,311,155

Series 2009 B, RB (INS–Assured Guaranty Corp.)(b)	5.25%	09/01/28	1,000	1,029,420

Tarrant County Cultural Education Facilities Finance Corp.; Series 2007 A, Texas Health Resources Ref. RB	5.00%	02/15/19	4,405	4,687,096

Tarrant Health Facilities Development Corp. (Cook Children’s Medical Center),
Series 2010 A, RB	5.00%	12/01/13	1,000	1,120,650

Series 2010 A, RB	5.00%	12/01/15	525	599,266

Series 2010 A, RB	5.00%	12/01/17	1,250	1,376,437

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Texas Woman’s University; Series 2008, Revenue Financing System RB	5.13%	07/01/26	$1,500	$1,565,610

Trinity River Authority; Series 2005, Ref. and Improvement RB (INS–National Public Finance Guarantee Corp.)(b)	5.00%	02/01/24	4,240	4,388,485

Uptown Development Authority (Infrastructure Improvement Facilities);
Series 2009, Tax Increment Contract RB	5.00%	09/01/13	1,160	1,244,030

Series 2009, Tax Increment Contract RB	5.00%	09/01/22	900	880,353

Series 2009, Tax Increment Contract RB	5.10%	09/01/23	1,455	1,429,916

Series 2009, Tax Incremental Contract Allocation RB	5.38%	09/01/25	450	448,357

West Harris County Regional Water Authority;
Series 2005, Water System RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	12/15/17	1,000	1,080,190

Series 2009, Water System RB	5.00%	12/15/16	1,000	1,123,310

Series 2009, Water System RB	5.00%	12/15/22	2,215	2,393,042

				141,697,108

Utah–0.39%
Intermountain Power Agency; Series 2009 B, Ref. Sub. Power Supply RB	4.00%	07/01/18	1,865	1,934,415

Riverton (City of) (IHC Health Services, Inc.);
Series 2009, Hospital RB	5.00%	08/15/15	500	570,665

Series 2009, Hospital RB	5.00%	08/15/18	1,250	1,383,487

Salt Lake Valley Fire Service Area; Series 2008, Lease RB	5.00%	04/01/22	500	548,330

South Valley Sewer District; Series 2009 A, RB	4.00%	01/01/15	600	658,950

Tooele School District; Series 2001, Unlimited Tax GO (CEP–Utah School Bond Guaranty)	4.50%	06/01/11	1,075	1,131,180

Utah Housing Corp.; Series 2009 C, Class III, Single Family Mortgage RB	4.50%	07/01/23	620	627,285

				6,854,312

Vermont–0.15%
University of Vermont & State Agricultural College; Series 2009, RB	5.00%	10/01/28	1,500	1,590,270

Vermont Educational & Health Buildings Financing Agency (Fletcher Allen Heath Care); Series 2004 B, RB (INS–Assured Guaranty Municipal Corp.)(b)	5.00%	12/01/22	1,000	1,035,660

				2,625,930

Virgin Islands–0.52%
Virgin Islands Public Finance Authority (Diageo); Series 2009 A, Sub. RB	6.75%	10/01/19	1,500	1,677,435

Virgin Islands Public Finance Authority (Virgin Islands Matching Fund Loan Notes);
Series 2009 A-1, Ref. Sr. Lien Capital RB	4.13%	10/01/18	1,875	1,831,144

Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/15	1,000	1,067,650

Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/16	1,000	1,057,740

Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/17	1,000	1,049,020

Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/18	1,000	1,039,260

Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/25	500	501,110

Series 2009 C, Ref. Sub. Lien RB	5.00%	10/01/11	1,000	1,043,000

				9,266,359

Virginia–0.32%
Chesterfield (County of) Economic Development Authority (Virginia Electric & Power Company); Series 2009 A, Ref. PCR	5.00%	05/01/23	500	537,280

Norton (City of) Industrial Development Authority (Norton Community Hospital); Series 2001, Ref. & Improvement Hospital IDR (INS–ACA Financial Guaranty Corp.)(b)	5.13%	12/01/10	675	681,190

Virginia (State of) Housing Development Authority Series 2010 A, RB	0.75%	09/01/11	1,000	997,520

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Virginia–(continued)

Virginia Resource Authority; Series 2008, Sub. Clean Water Revolving RB	5.00%	10/01/29	$1,315	$1,431,272

York (County of) Economic Development Authority (Virginia Electric & Power Company); Series 2009 A, Ref. PCR(a)	4.05%	05/01/14	2,000	2,112,820

				5,760,082

Washington–2.53%
Clark (County of) Public Utility District No. 1;
Series 2009, Ref. Electric Systems RB	5.00%	01/01/26	500	530,035

Series 2009, Ref. Electric Systems RB	5.00%	01/01/27	215	226,290

Series 2009, Ref. Electric Systems RB	5.00%	01/01/28	300	313,728

Cowlitz (County of) (Wastewater Treatment); Series 2002, Ref. RB (INS–National Public Finance Guarantee Corp.)(b)	5.50%	11/01/19	2,500	2,764,550

Energy Northwest (No. 3);
Series 2001 A, Ref. Electric RB (INS–Assured Guaranty Municipal Corp.)(b)	5.50%	07/01/10	1,000	1,018,440

Series 2001 A, Ref. Electric RB (INS–Assured Guaranty Municipal Corp.)(b)	5.50%	07/01/11	7,500	8,009,700

King County Housing Authority (YWCA Family Village at Issaquah–Phase II); Series 2009, Housing RB	2.40%	01/01/13	1,450	1,462,296

Pend Oreille County Public Utility District No. 1(Box Canyon Production) Series 2009 A, System RB	5.00%	01/01/11	1,000	1,031,660

Seattle (City of);
Series 2000, Municipal Light & Power RB	5.63%	12/01/17	2,120	2,200,051

Series 2001, Ref. Municipal Light & Power Improvements RB (INS–Assured Guaranty Municipal Corp.)(b)	5.25%	03/01/11	3,000	3,147,090

Snohomish (County of);
Series 2001, Limited Tax GO(f)	5.25%	12/01/11	300	323,913

Series 2001, Limited Tax GO	5.25%	12/01/11	2,385	2,579,711

Washington (State of) (Department of Ecology); Series 2001, Ref. COP (INS–Ambac Assurance Corp.)(b)	4.75%	04/01/11	5,310	5,332,196

Washington (State of); Series 2001 R-A, Ref. Unlimited Tax GO	5.00%	09/01/10	1,745	1,787,002

Washington Health Care Facilities Authority (Multicare Health System); Series 2008 A, RB (INS–Assured Guaranty Corp.)(b)	5.75%	08/15/29	450	481,509

Washington Health Care Facilities Authority; Series 2008, RB (CEP–FHA)	5.25%	08/01/23	1,000	1,053,540

Washington Higher Education Facilities Authority (Gonzaga University);
Series 2009, Ref. RB	5.38%	04/01/20	1,050	1,159,998

Series 2010 A, Ref. RB	5.00%	04/01/15	2,955	3,297,426

Series 2010 A, Ref. RB	4.50%	04/01/16	3,095	3,342,879

Series 2010 A, Ref. RB	4.50%	04/01/17	2,725	2,923,189

Series 2010 A, Ref. RB	5.00%	04/01/19	1,810	1,974,221

				44,959,424

West Virginia–0.13%
West Virginia Hospital Finance Authority;
Series 2003 D, Improvement RB (INS–Assured Guaranty Municipal Corp.)(b)	5.38%	06/01/28	1,200	1,262,832

Series 2009 A, Ref. and Improvement RB	5.00%	09/01/13	1,000	1,076,120

				2,338,952

Wisconsin–2.62%
Fond du Lac (City of) School District; Series 2000, Ref. Unlimited Tax GO(f)	5.25%	04/01/10	1,000	1,004,980

Manitowoc (City of); Series 2009, Electric Power System Ref. RB (INS–Assured Guaranty Corp.)(b)	4.25%	10/01/15	1,510	1,654,643

Wisconsin (State of);
Series 1993 2, Ref. Unlimited Tax GO	5.13%	11/01/11	2,000	2,151,960

Series 1999 C, Unlimited Tax GO	5.75%	05/01/10	2,000	2,019,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35        AIM Tax-Free Intermediate Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Wisconsin–(continued)

Wisconsin Health & Educational Facilities Authority (Aurora Health Care);
Series 2009 B, RB(a)	4.75%	08/15/14	$1,000	$1,051,500

Series 2009 B, RB(a)	5.13%	08/15/16	2,000	2,117,520

Wisconsin Health & Educational Facilities Authority (Bay Area Medical Center); Series 2008, VRD RB (LOC–M&I Marshall & Ilsley Bank)(c)(d)(e)	2.50%	02/01/38	19,500	19,500,000

Wisconsin Health & Educational Facilities Authority (Children’s Hospital); Series 2008 B, RB	5.50%	08/15/29	3,000	3,196,620

Wisconsin Health & Educational Facilities Authority (Froedtert and Community Health, Inc. Obligated Group);
Series 2009 C, RB	4.00%	04/01/15	2,060	2,176,617

Series 2009 C, RB	5.00%	04/01/19	750	803,152

Series 2009 C, RB	5.00%	04/01/20	750	790,882

Wisconsin Health & Educational Facilities Authority (Marquette University);
Series 2008 B1, Ref. RB	3.50%	10/01/16	1,005	1,036,075

Series 2008 B1, Ref. RB	3.75%	10/01/18	880	895,990

Series 2008 B3, Ref. RB	3.75%	10/01/18	1,125	1,145,441

Series 2008 B3, Ref. RB	4.00%	10/01/19	1,145	1,174,644

Wisconsin Health & Educational Facilities Authority (Oakwood); Series 2000 B, VRD RB (LOC–M&I Marshall & Ilsley Bank)(c)(d)(e)	1.25%	08/15/30	4,915	4,915,000

Wisconsin Health & Educational Facilities Authority (ThedaCare, Inc.); Series 2005, RB (INS–Ambac Assurance Corp.)(b)	5.00%	12/15/16	855	909,814

				46,544,758

Wyoming–1.75%
Campbell County Hospital District (Campbell County Memorial Hospital);
Series 2009, Hospital RB	3.00%	12/01/12	1,000	1,027,500

Series 2009, Hospital RB	4.00%	12/01/15	1,285	1,349,931

Series 2009, Hospital RB	5.00%	12/01/17	1,170	1,253,807

Series 2009, Hospital RB	5.00%	12/01/18	545	572,168

Gillette (City of) (Pacificorp); Series 1988, Ref. VRD PCR (LOC–Barclays Bank PLC)(c)(d)(e)	0.18%	01/01/18	23,100	23,100,000

Sweetwater (County of); Series 2006, Ref. PCR	5.25%	07/15/26	2,675	2,797,943

Wyoming Municipal Power Agency; Series 2008 A, RB	5.38%	01/01/25	1,000	1,079,190

				31,180,539

TOTAL INVESTMENTS(i)–101.50% (Cost $1,758,495,916)				1,804,446,045

OTHER ASSETS LESS LIABILITIES–(1.50)%				(26,736,900)

NET ASSETS–100.00%				$1,777,709,145

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36        AIM Tax-Free Intermediate Fund

Investment Abbreviations:

BAN	– Bond Anticipation Note
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
COP	– Columbian Peso
Ctfs.	– Certificates
FHA	– Federal Housing Administration
GNMA	– Government National Mortgage Association
GO	– General Obligation Bonds
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
LOC	– Letter of Credit
MFH	– Multi-Family Housing
PCR	– Pollution Control Revenue Bonds
RAC	– Revenue Anticipation Certificates
RAN	– Revenue Anticipation Notes
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TAN	– Tax Anticipation Notes
VRD	– Variable Rate Demand
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2010.
(d)	Security is considered a cash equivalent.
(e)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at time of purchase.
(h)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2010 was $6,103,950, which represented 0.34% of the Fund’s Net Assets.
(i)	This table, as of February 28, 2010, provides a listing of those entities that have either guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the borrower’s obligations but may be called upon to satisfy the borrower’s obligations.

Entities	Percentage

Assured Guaranty Corp.	16.9%

Assured Guaranty Municipal Corp.	9.5

National Public Finance Guarantee Corp.	6.7

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37        AIM Tax-Free Intermediate Fund

Statement of Assets and Liabilities

February 28, 2010

Assets:
Investments, at value (Cost $1,758,495,916)	$1,804,446,045

Cash	358,273

Receivables for:
Investments sold	2,046,111

Fund shares sold	11,470,239

Interest	17,080,923

Investment for trustee deferred compensation and retirement plans	40,999

Other assets	74,835

Total assets	1,835,517,425

Liabilities:
Payables for:
Investments purchased	53,317,096

Fund shares reacquired	2,880,759

Dividends	1,070,170

Accrued fees to affiliates	367,161

Accrued other operating expenses	84,798

Trustee deferred compensation and retirement plans	88,296

Total liabilities	57,808,280

Net assets applicable to shares outstanding	$1,777,709,145

Net assets consist of:
Shares of beneficial interest	$1,732,176,573

Undistributed net investment income	48,093

Undistributed net realized gain (loss)	(465,650)

Unrealized appreciation	45,950,129

$1,777,709,145

Net Assets:
Class A	$1,552,930,724

Class A2	$109,341,579

Class Y	$107,446,639

Institutional Class	$7,990,203

Shares outstanding, $0.001 par value per share, unlimited number of shares authorized:
Class A	138,738,887

Class A2	9,765,151

Class Y	9,604,381

Institutional Class	714,681

Class A
Net asset value and offering price per share	$11.19

Maximum offering price per share (Net asset value of $11.19 divided by 97.50%)	$11.48

Class A2
Net asset value per share	$11.20

Maximum offering price per share (Net asset value of $11.20 divided by 99.00%)	$11.31

Class Y:
Net asset value and offering price per share	$11.19

Institutional Class:
Net asset value and offering price per share	$11.18

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38        AIM Tax-Free Intermediate Fund

Statement of Operations

For the period April 1, 2009 through February 28, 2010 and the year ended March 31, 2009

	Eleven months ended
	February 28, 2010	March 31, 2009

Investment income:
Interest	$35,962,513	$14,457,781

Expenses:
Advisory fees	2,548,727	866,353

Administrative services fees	241,631	91,270

Custodian fees	21,301	12,243

Distribution Fees — Class A	1,938,772	306,929

Transfer agent fees — A, A2 and Y	384,993	116,324

Transfer agent fees — Institutional	990	1,203

Trustees’ and officers’ fees and benefits	37,792	25,230

Other	308,478	163,969

Total expenses	5,482,684	1,583,521

Less: Expenses reimbursed and expense offset arrangement(s)	(3,668)	(1,413)

Net expenses	5,479,016	1,582,108

Net investment income	30,483,497	12,875,673

Realized and unrealized gain (loss) from:
Realized gain (loss) from investment securities	30,740	(430,404)

Change in net unrealized appreciation of investment securities	40,355,636	52,804

Net realized and unrealized gain (loss)	40,386,376	(377,600)

Net increase in net assets resulting from operations	$70,869,873	$12,498,073

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39        AIM Tax-Free Intermediate Fund

Statement of Changes in Net Assets

For the period April 1, 2009 through February 28, 2010 and the years ended March 31, 2009 and 2008

	Eleven months ended
	February 28,	March 31,	March 31,
	2010	2009	2008

Operations:
Net investment income	$30,483,497	$12,875,673	$7,631,218

Net realized gain (loss)	30,740	(430,404)	128,579

Change in net unrealized appreciation	40,355,636	52,804	295,814

Net increase in net assets resulting from operations	70,869,873	12,498,073	8,055,611

Distributions to shareholders from net investment income:
Class A	(26,106,489)	(4,711,061)	(1,343,377)

Class A2	(3,831,138)	(6,057,714)	(6,318,225)

Class Y	(1,864,363)	(713,178)	—

Institutional Class	(111,331)	(49,518)	(34,682)

Total distributions from net investment income	(31,913,321)	(11,531,471)	(7,696,284)

Distributions to shareholders from net realized gains:
Class A	—	(75,207)	(228,067)

Class A2	—	(64,720)	(1,011,322)

Class Y	—	(19,457)	—

Institutional Class	—	(572)	(3,784)

Total distributions from net realized gains	—	(159,956)	(1,243,173)

Share transactions-net:
Class A	1,296,582,949	185,907,926	(98,673)

Class A2	(11,967,935)	(49,919,830)	22,498,645

Class Y	75,525,830	28,736,255	—

Institutional Class	5,503,854	1,450,963	(2,324,127)

Net increase in net assets resulting from share transactions	1,365,644,698	166,175,314	20,075,845

Net increase in net assets	1,404,601,250	166,981,960	19,191,999

Net assets:
Beginning of year	373,107,895	206,125,935	186,933,936

End of year (includes undistributed net investment income of $48,093, $1,446,176 and $103,803 respectively)	$1,777,709,145	$373,107,895	$206,125,935

Notes to Financial Statements

February 28, 2010

NOTE 1—Significant Accounting Policies

AIM Tax-Free Intermediate Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Effective February 28, 2010, the Fund’s fiscal year-end changed from March 31 to February 28.
  The Fund’s investment objective is to generate as high a level of tax-exempt income as is consistent with preservation of capital.
  The Fund currently consists of four different classes of shares: Class A (formerly Class A3), Class A2 (formerly Class A), Class Y and Institutional Class. As of the close of business on October 30, 2002, Class A2 shares are closed to new investors. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances Class A and Class A2 shares may be subject to contingent deferred sales charges (“CDSC”). Class Y and Institutional Class shares are sold at net asset value.

40        AIM Tax-Free Intermediate Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.

41        AIM Tax-Free Intermediate Fund

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.
Since, many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.
There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.30%

Over $500 million up to and including $1 billion	0.25%

Over $1 billion	0.20%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the period April 1, 2009 to February 28, 2010 and the year ended March 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $154, and $333, respectively
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period April 1, 2009 to February 28, 2010 and the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period April 1, 2009 to February 28, 2010 and the year ended March 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agency fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class A2, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A shares (the “Plan”). The Fund, pursuant to the Plan, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the period April 1, 2009 to February 28, 2010 and the year ended March 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period April 1, 2009 to February 28, 2010, IADI advised the Fund that IADI retained $35,571 and $1,730 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively. Also, IADI retained $78 and $137 from Class A and Class A2 shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

42        AIM Tax-Free Intermediate Fund

NOTE 3—Supplemental Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3

Municipal Obligations	$—	$1,486,136,045	$—

Short Term Investments	—	318,310,000	—

Total Investments	$—	$1,804,446,045	$—

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the period April 1, 2009 to February 28, 2010, the Fund engaged in securities purchases of $163,091,750 and securities sales of $11,200,536. For the year ended March 31, 2009, the Fund engaged in securities purchases of $39,846,472 and securities sales of $9,753,144.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period April 1, 2009 to February 28, 2010 and the year ended March 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,514 and $1,080, respectively.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period April 1, 2009 to February 28, 2010 and the year ended March 31, 2009, the Fund paid legal fees of $3,085 and $4,846, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

43        AIM Tax-Free Intermediate Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period April 1, 2009 to February 28, 2010 and the Years ended March 31, 2009 and 2008:

	2010	2009	2008

Ordinary income	$24,033	$—	$56,372

Ordinary income — Tax exempt	31,889,288	11,535,396	7,696,273

Long-term capital gain	—	156,031	1,186,812

Total distributions	$31,913,321	$11,691,427	$8,939,457

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income — Tax exempt	$140,264

Net unrealized appreciation — investments	45,950,129

Temporary book/tax differences	(92,171)

Capital loss carryforward	(465,650)

Shares of beneficial interest	1,732,176,573

Total net assets	$1,777,709,145

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of February 28, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2017	$269,783

February 28, 2018	195,867

Total capital loss carryforward	$465,650

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period April 1, 2009 to February 28, 2010 was $1,203,825,453 and $66,687,167, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$46,803,685

Aggregate unrealized (depreciation) of investment securities	(853,556)

Net unrealized appreciation of investment securities	$45,950,129

Investments have the same cost for tax and financial statement purposes.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of litigation payments on February 28, 2010, undistributed net investment income was increased by $31,741, and undistributed net realized gain (loss) was decreased by $31,741. This reclassification had no effect on the net assets of the Fund.

44        AIM Tax-Free Intermediate Fund

NOTE 11—Share Information

	Summary of Share Activity

			Year ended March 31,
	Eleven months ended February 28, 2010(a)(b)		2009(b)		2008(b)
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	153,718,083	$1,693,613,564	24,041,565	$255,830,915	1,506,817	$16,135,522

Class A2	1,288,021	14,124,433	1,958,933	20,915,557	6,548,626	70,248,412

Class Y(c)	9,771,916	107,429,180	3,779,870	39,435,685	—	—

Institutional Class	720,191	7,959,473	200,126	2,117,885	81,238	870,244

Issued as reinvestment of dividends:
Class A	1,905,176	21,064,987	363,056	3,838,583	117,252	1,254,125

Class A2	174,958	1,919,802	232,541	2,460,308	322,507	3,450,087

Class Y	59,251	643,144	11,451	121,044	—	—

Institutional Class	8,799	96,856	4,324	45,765	2,121	22,645

Reacquired:
Class A(c)	(37,835,905)	(418,095,602)	(6,990,938)	(73,761,572)	(1,632,773)	(17,488,320)

Class A2(c)	(2,559,222)	(28,012,170)	(6,966,468)	(73,295,695)	(4,764,421)	(51,199,854)

Class Y	(3,010,923)	(32,546,494)	(1,007,184)	(10,820,474)	—	—

Institutional Class	(233,317)	(2,552,475)	(67,711)	(712,687)	(300,042)	(3,217,016)

Net increase in share activity	124,007,028	$1,365,644,698	15,559,565	$166,175,314	1,811,325	$20,075,845

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective February 1, 2010, the Fund’s former Class A and Class A3 shares were renamed Class A2 and Class A shares, respectively.
(c)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Class A2 into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	3,420,676	$35,643,445

Class A	(188,179)	(1,960,829)

Class A2	(3,232,497)	(33,682,616)

NOTE 12—Subsequent Event

Effective April 30, 2010, any and all references to “AIM” or “Invesco Aim” will be changed to “Invesco”.

45        AIM Tax-Free Intermediate Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Eleven months ended 02/28/10	$10.72	$0.33	(c)	$0.49	$0.82	$(0.35)	$—	$(0.35)	$11.19	7.80%	$1,552,931	0.63	%(d)	0.63	%(d)	3.23	%(d)	8%
Year ended 03/31/09	10.70	0.46	(c)	(0.02)	0.44	(0.41)	(0.01)	(0.42)	10.72	4.18	224,508	0.69		0.69		4.32		22
Year ended 03/31/08	10.76	0.43	(c)	0.02	0.45	(0.43)	(0.08)	(0.51)	10.70	4.24	37,865	0.73		0.73		3.93		19
Year ended 03/31/07	10.92	0.46		(0.12)	0.34	(0.45)	(0.05)	(0.50)	10.76	3.23	38,156	0.75		0.75		3.99		11
Year ended 03/31/06	11.21	0.42		(0.24)	0.18	(0.47)	—	(0.47)	10.92	1.57	128,946	0.73		0.73		3.89		9
Year ended 03/31/05	11.69	0.43		(0.47)	(0.04)	(0.44)	—	(0.44)	11.21	(0.37)	97,651	0.78		0.79		3.74		4

Class A2
Eleven months ended 02/28/10	10.72	0.35	(c)	0.51	0.86	(0.38)	—	(0.38)	11.20	8.14	109,342	0.38	(d)	0.38	(d)	3.48	(d)	8
Year ended 03/31/09	10.70	0.48	(c)	(0.02)	0.46	(0.43)	(0.01)	(0.44)	10.72	4.44	116,422	0.44		0.44		4.57		22
Year ended 03/31/08	10.76	0.45	(c)	0.02	0.47	(0.45)	(0.08)	(0.53)	10.70	4.50	167,381	0.48		0.48		4.18		19
Year ended 03/31/07	10.92	0.46		(0.09)	0.37	(0.48)	(0.05)	(0.53)	10.76	3.49	145,563	0.50		0.50		4.24		11
Year ended 03/31/06	11.21	0.47		(0.26)	0.21	(0.50)	—	(0.50)	10.92	1.87	194,526	0.46		0.46		4.16		9
Year ended 03/31/05	11.69	0.49		(0.49)	0.00	(0.48)	—	(0.48)	11.21	(0.01)	246,946	0.43		0.44		4.09		4

Class Y
Eleven months ended 02/28/10	10.72	0.35	(c)	0.50	0.85	(0.38)	—	(0.38)	11.19	8.05	107,447	0.38	(d)	0.38	(d)	3.48	(d)	8
Year ended 03/31/09(e)	10.42	0.24	(c)	0.28	0.52	(0.21)	(0.01)	(0.22)	10.72	5.01	29,834	0.45	(f)	0.45	(f)	4.56	(f)	22

Institutional Class
Eleven months ended 02/28/10	10.70	0.35	(c)	0.51	0.86	(0.38)	—	(0.38)	11.18	8.14	7,990	0.37	(d)	0.37	(d)	3.49	(d)	8
Year ended 03/31/09	10.69	0.48	(c)	(0.03)	0.45	(0.43)	(0.01)	(0.44)	10.70	4.28	2,344	0.50		0.50		4.51		22
Year ended 03/31/08	10.75	0.45	(c)	0.02	0.47	(0.45)	(0.08)	(0.53)	10.69	4.46	879	0.53		0.53		4.13		19
Year ended 03/31/07	10.92	0.46		(0.10)	0.36	(0.48)	(0.05)	(0.53)	10.75	3.43	3,215	0.52		0.52		4.22		11
Year ended 03/31/06	11.21	0.45		(0.24)	0.21	(0.50)	—	(0.50)	10.92	1.91	46,992	0.41		0.41		4.21		9
Year ended 03/31/05(e)	11.40	0.32		(0.19)	0.13	(0.32)	—	(0.32)	11.21	1.13	32,779	0.42	(f)	0.43	(f)	4.10	(f)	4

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $847,487, $110,804, $56,053 and $3,299 for Class A, Class A2, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008 and July 30, 2004 for Class Y and Institutional Class shares, respectively.
(f)	Annualized.

46        AIM Tax-Free Intermediate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds
and Shareholders of AIM Tax-Free Intermediate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Tax-Free Intermediate Fund (one of the funds constituting AIM Tax-Exempt Funds, hereafter referred to as the “Fund”) at February 28, 2010, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 9, 2010
Houston, Texas

47        AIM Tax-Free Intermediate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2009 through February 28, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/09)	(02/28/10)[1]	Period[2]	(02/28/10)	Period[2]	Ratio
A	$1,000.00	$1,037.00	$3.08	$1,021.77	$3.06	0.61%

A2	1,000.00	1,038.30	1.82	1,023.01	1.81	0.36

Y	1,000.00	1,038.30	1.82	1,023.01	1.81	0.36

Institutional	1,000.00	1,038.40	1.77	1,023.06	1.76	0.35

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2009 through February 28, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

48        AIM Tax-Free Intermediate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2010:

Federal and State Income Tax

Tax-Exempt Interest Dividends*	99.92%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

49        AIM Tax-Free Intermediate Fund

Trustees and Officers
The address of each trustee and officer of AIM Tax-Exempt Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Interested Persons Martin L. Flanagan[1] — 1960 Trustee	2007
		Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	None

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	None

		Formerly: Director, Invesco Aim Distributors, Inc. (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider)	ACE Limited (insurance company); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)

Carl Frischling — 1937 Trustee	1993	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1993	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
T-1

Trustees and Officers — (continued)

	Trustee and/
Name, Year of Birth and	or Officer	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	Since	During Past 5 Years	Held by Trustee
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC	N/A

		Formerly: Director, Invesco Aim Distributors, Inc.; Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®	N/A

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, The AIM Family of Funds®; and Trustee PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	1993	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®; and PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Aim Investment Services, Inc.	Bank of New York Mellon
2600 One Commerce Square	1177 Avenue of the Americas	P.O. Box 4739	2 Hanson Place
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77210-4739	Brooklyn, NY 11217-1431
T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website — invescoaim.com. More detail is available to you at that site.
Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07890 and 033-66242.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Proxy Voting Search. The information is also available on the SEC website, sec.gov.
     If used after July 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
     On or about April 30, 2010, Invesco Aim Distributors, Inc. becomes Invesco Distributors, Inc., Invesco Aim Investment Services, Inc. becomes Invesco Investment Services, Inc., and AIM funds become Invesco funds. In addition, invescoaim.com becomes invesco.com.
TFI-AR-1 Invesco Aim Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
		Provided for fiscal		Provided for fiscal
	Fees Billed for	year end 2010	Fees Billed for	year end 2009
	Services Rendered to	Pursuant to Waiver of	Services Rendered to	Pursuant to Waiver of
	the Registrant for	Pre-Approval	the Registrant for	Pre-Approval
	fiscal year end 2010	Requirement(1)	fiscal year end 2009	Requirement(1)
Audit Fees	$92,772	N/A	$98,804	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$14,909	0%	$15,339	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$107,681	0%	$114,143	0%

PWC billed the Registrant aggregate non-audit fees of $14,909 for the fiscal year ended 2010, and $15,339 for the fiscal year ended 2009, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end February 28, 2010 includes fees billed for reviewing tax returns and consultation services. Tax fees for the fiscal year end March 31, 2009 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	2010 That Were	Provided for fiscal year	2009 That Were	Provided for fiscal year
	Required	end 2010 Pursuant to	Required	end 2009 Pursuant to
	to be Pre-Approved	Waiver of Pre-	to be Pre-Approved	Waiver of Pre-
	by the Registrant’s	Approval	by the Registrant’s	Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2010, and $0 for the fiscal year ended 2009, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the AIM Funds (the “Funds”)
Last Amended September 18, 2006
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
On an annual basis, A I M Advisors, Inc. (“AIM”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of AIM.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
          Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
          Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
          Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
          Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
          Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
          None

ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of March 19, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 19, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Tax-Exempt Funds

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: May 6, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer
Date: May 6, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: May 6, 2010

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

EXHIBIT — CODE OF ETHICS
DISCLOSURE CONTROLS PROCEDURE
THE AIM FAMILY OF FUNDS CODE OF ETHICS FOR SENIOR OFFICERS

I.	INTRODUCTION
The Boards of Directors/Trustees (“Board”) of The AIM Family of Funds (the “Companies”) have adopted this code of ethics (this “Code”) applicable to their Principal Executive Officer and Principal Financial and Accounting Officer (the “Covered Officers”) to promote:
•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in documents filed with the Securities and Exchange Commission (“SEC”) and in other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

•	accountability for adherence to the Code.

II.	COVERED OFFICERS SHOULD ACT HONESTLY AND CANDIDLY
Each Covered Officer named in Exhibit A to this Code owes a duty to the Companies to act with integrity. Integrity requires, among other things, being honest and candid. Deceit and subordination of principle are inconsistent with integrity.
Each Covered Officer must:
•	act with integrity, including being honest and candid while still maintaining the confidentiality of information where required by law or the Companies’ policies;

•	observe both the form and spirit of laws and governmental rules and regulations, accounting standards and policies of the Companies;

•	adhere to a high standard of business ethics; and

•	place the interests of the Companies before the Covered Officer’s own personal interests.
Business practices Covered Officers should be guided by and adhere to these fiduciary standards.

III.	COVERED OFFICERS SHOULD HANDLE ETHICALLY ACTUAL AND APPARENT CONFLICTS OF INTEREST
     GUIDING PRINCIPLES. A “conflict of interest” occurs when an individual’s private interest interferes with the interests of the Companies. A conflict of interest can arise when a Covered Officer takes actions or has interests that may make it difficult to perform his or her work for the Companies objectively and effectively. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his or her position in any of the Companies. In addition, investment companies should be sensitive to situations that create apparent, but not actual, conflicts of interest. Service to the Companies should never be subordinated to personal gain and advantage.
     Certain conflicts of interest covered by this Code arise out of the relationships between Covered Officers and the Companies that already are subject to conflict of interest provisions in the Investment

Company Act of 1940, as amended and the Investment Advisers Act of 1940, as amended. For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Companies because of their status as “affiliated persons” of the Companies. Therefore, as to the existing statutory and regulatory prohibitions on individual behavior, they will be deemed to be incorporated in this Code and therefore any material violation will also be deemed a violation of this Code. Covered Officers must in all cases comply with applicable statutes and regulations.
     As to conflicts arising from, or as a result of the contractual relationship between, the Companies and the investment adviser of which the Covered Officers are also officers or employees, it is recognized by the Board that, subject to the adviser’s fiduciary duties to the Companies, the Covered Officers will in the normal course of their duties (whether formally for the Companies or for the adviser, or for both) be involved in establishing policies and implementing decisions which will have different effects on the adviser and the Companies. The Board recognizes that the participation of the Covered Officers in such activities is inherent in the contractual relationship between the Companies and the adviser and is consistent with the expectation of the Board of the performance by the Covered Officers of their duties as officers of the Companies. In addition, it is recognized by the Board that the Covered Officers may also be officers or employees of other investment companies advised by the same adviser and the codes which apply to senior officers of those investment companies will apply to the Covered Officers acting in those distinct capacities.
     Each Covered Officer must:
•	avoid conflicts of interest wherever possible;

•	handle any actual or apparent conflict of interest ethically;

•	not use his or her personal influence or personal relationships to influence investment decisions or financial reporting by an investment company whereby the Covered Officer would benefit personally to the detriment of any of the Companies;

•	not cause an investment company to take action, or fail to take action, for the personal benefit of the Covered Officer rather than the benefit of such company;

•	not use knowledge of portfolio transactions made or contemplated for an investment company to profit or cause others to profit, by the market effect of such transactions; and

•	as described in more detail below, discuss any material transaction or relationship that could reasonably be expected to give rise to a conflict of interest with the Chief Legal Officer of the AIM Funds (the “Chief Legal Officer”).
Some conflict of interest situations that should always be discussed with the Chief Legal Officer, if material, include the following:
•	any outside business activity that detracts from an individual’s ability to devote appropriate time and attention to his or her responsibilities with the Companies;

•	being in the position of supervising, reviewing or having any influence on the job evaluation, pay or benefit of any immediate family member;

•	any direct ownership interest in, or any consulting or employment relationship with, any of the Companies’ service providers, other than its investment adviser, distributor or other AMVESCAP affiliated entities and other than a de minimis ownership interest (for purposes of this section of the Code an ownership interest of 1% or less shall constitute a de minimis ownership interest, and an ownership interest of more than 1% creates a rebuttable presumption that there may be a material conflict of interest); and

•	a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Companies for effecting portfolio transactions or for selling or redeeming shares, other than an interest arising from the Covered Officer’s employment with Invesco Aim, its subsidiaries, its parent organizations and any affiliates or subsidiaries thereof, such as compensation or equity ownership, and other than an interest arising from a de minimis ownership interest in a company with which the Companies execute portfolios transactions or a company that receives commissions or other fees related to its sales and redemptions of shares of the Companies (for purposes of this section of the Code an ownership interest of 1% or less shall constitute a de minimis ownership interest, and an ownership interest of more than 1% creates a rebuttable presumption that there may be a material conflict of interest).

IV.	DISCLOSURE
Each Covered Officer is required to be familiar, and comply, with the Companies’ disclosure controls and procedures so that the Companies’ subject reports and documents filed with the SEC comply in all material respects with the applicable federal securities laws and SEC rules. In addition, each Covered Officer having direct or supervisory authority regarding these SEC filings or the Companies’ other public communications should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Companies and take other appropriate steps regarding these disclosures with the goal of making full, fair, accurate, timely and understandable disclosure.
     Each Covered Officer must:
•	familiarize himself/herself with the disclosure requirements applicable to the Companies as well as the business and financial operations of the Companies; and

•	not knowingly misrepresent, or cause others to misrepresent, facts about the Companies to others, whether within or outside the Companies, including representations to the Companies’ internal auditors, independent Directors/Trustees, independent auditors, and to governmental regulators and self-regulatory organizations.

V.	COMPLIANCE
It is the Companies’ policy to comply in all material respects with all applicable governmental laws, rules and regulations. It is the personal responsibility of each Covered Officer to adhere to the standards and restrictions imposed by those laws, rules and regulations, including those relating to affiliated transactions, accounting and auditing matters.

VI.	REPORTING AND ACCOUNTABILITY
     Each Covered Officer must:
•	upon receipt of the Code, sign and submit to the Chief Compliance Officer of the Companies an acknowledgement stating that he or she has received, read, and understands the Code.

•	annually thereafter submit a form to the Chief Compliance Officer of the Companies confirming that he or she has received, read and understands the Code and has complied with the requirements of the Code.

•	not retaliate against any employee or other Covered Officer for reports of potential violations that are made in good faith.

•	notify the Chief Legal Officer promptly if he becomes aware of any existing or potential violation of this Code. Failure to do so is itself a violation of this Code.
Except as described otherwise below, the Chief Legal Officer is responsible for applying this Code to specific situations in which questions are presented to him or her and has the authority to interpret this Code in any particular situation. The Chief Legal Officer shall take all action he or she considers appropriate to investigate any actual or potential violations reported to him or her.

The Chief Legal Officer is authorized to consult, as appropriate, with the Chairman of the Audit Committees of the Board, counsel to the Companies and counsel to the independent Directors/Trustees, and is encouraged to do so.
The Chief Legal Officer is responsible for granting waivers and determining sanctions, as appropriate. In addition, approvals, interpretations, or waivers sought by the Covered Officers may also be considered by the Chairman of the AIM Funds Audit Committees.
The Companies will follow these procedures in investigating and enforcing this Code, and in reporting on the Code:
•	the Chief Legal Officer will take all appropriate action to investigate any violations reported to him or her;

•	violations and potential violations will be reported to the Chairman of the Audit Committees of the Board after such investigation;

•	if the Chairman of the Audit Committees determines that a violation has occurred, he or she will inform the Board, which will take all appropriate disciplinary or preventive action;

•	appropriate disciplinary or preventive action may include a letter of censure, suspension, dismissal or, in the event of criminal or other serious violations of law, notification to the SEC or other appropriate law enforcement authorities;

•	the Chief Legal Officer will be responsible for granting waivers, as appropriate; and

•	any changes to or waivers of this Code will, to the extent required, be disclosed on Form N-CSR as provided by SEC rules.

VII.	OTHER POLICIES AND PROCEDURES
The Companies’ and the Advisers’ and Principal Underwriters’ codes of ethics under Rule 17j-1 under the Investment Company Act and the Advisers’ more detailed policies and procedures set forth in its Compliance and Supervisory Procedures Manual are separate requirements applying to Covered Officers and others, and are not part of this Code.

VIII.	AMENDMENTS
This Code may not be amended except in written form, which is specifically approved by a majority vote of the Companies’ Board, including a majority of independent Directors/Trustees.

IX.	CONFIDENTIALITY
All reports and records prepared or maintained pursuant to this Code shall be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the members of the Companies’ Board, counsel to the Companies, and counsel to the independent Directors/Trustees.

EXHIBIT A
Persons Covered by this Code of Ethics:
Philip A. Taylor
Sheri Morris
Karen Dunn Kelley

THE AIM FAMILY OF FUNDS
CODE OF ETHICS—ACKNOWLEDGEMENT
     I hereby acknowledge that I am a Principal Officer of the Companies and I am aware of and subject to the Companies’ Code of Ethics for Principal Officers. Accordingly, I have read and understood the requirements of the Code of Ethics and I am committed to fully comply with the Code of Ethics.
I recognize my obligation to promote:
1. Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
2. Full, fair, accurate, timely, and understandable disclosure in reports and documents that the Companies file with, or submit to, the Commission and in other public communications made by the Companies; and
3. Compliance with applicable governmental laws, rules, and regulations.

Date	Name:
Title: